Exhibit 2.78

[Document bears the words "Confidential

Information" written in watermark in all pages] ---

[Document bears repeating illegible initials and

stamps in all pages] ------------------------------

---------------------------------------------------

--------- FEDERATIVE REPUBLIC OF BRAZIL -----------

---------- MINING AND ENERGY MINISTRY -------------

-------------------------------------------------

[Document bears coat-of-arms of the Federative

Republic of Brazil] -------------------------------

--------------------------------------------------

PRODUCTION SHARING CONTRACT FOR EXPLORATION AND

PRODUCTION OF OIL AND NATURAL GAS -----------------

-------------------- LIBRA_P1 ---------------------

------------- N° 48610.011150/2013-10 -------------

------------- EXECUTED BY AND BETWEEN -------------

----- The Ministry of Mining and Energy - MME -----

The Brazilian National Agency of Petroleum, Natural

Gas and Biofuels - ANP --------------------

---------- Pré-Sal Petróleo S.A. - PPSA -----------

----------------------- AND -----------------------

------ Petróleo Brasileiro S.A. - PETROBRAS -------

----------- Shell Brasil Petróleo Ltda. -----------

------------ Total E&P do Brasil Ltda. ------------

-------- CNODC Brasil Petróleo e Gás Ltda. --------

---------- CNOOC Petroleum Brasil Ltda. -----------

--------------------- BRAZIL ----------------------

---------------------- 2013 -----------------------

CONTENT -------------------------------------------

CHAPTER I GENERAL PROVISIONS 9 ------------------

1 CLAUSE ONE DEFINITIONS - 9 --------------------

Legal Definitions - 9 -----------------------------

Contract Definitions - 9 --------------------------

2 CLAUSE TWO OBJECTIVE - 14 ---------------------

Operations -14 ------------------------------------

Exclusiveness and Costs. - 14 ---------------------

Losses, Risks and Responsibility Associated with

the Performance of Operations - 14 ----------------

Oil and/or Natural Gas Ownership. - 15 ------------

Other Natural Resources - 15 ----------------------

3 CLAUSE THREE CONTRACT AREA - 15 ---------------

Identification - 15 -------------------------------

Returns - 15 --------------------------------------

Return due to Contract termination - 16 -----------

Use of Returned Areas by the Federation. - 16 -----

Data Surveys in Non-Exclusive Bases - 16 ----------

4 CLAUSE FOUR TERM - 16 -------------------------

Term - 16 -----------------------------------------

CHAPTER II PRODUCTION SHARING POLICY. - 17 ------

5 CLAUSE FIVE RECOUP OF COST OIL - 17 -----------

Right to Cost Oil - 17 ----------------------------

Calculation of Cost Oil - 17 ----------------------

About Cost Oil - 17 -------------------------------

6 CLAUSE SIX ROYALTIES - 18 ---------------------

7 CLAUSE SEVEN EXPENSES QUALIFIED AS RESEARCH,

DEVELOPMENT AND INNOVATION - 18 -------------------

8 CLAUSE EIGHT TAXES - 20 -----------------------

Tax policy - -------------------------------------

Certificates and Evidence of Compliance - 20 ------

9 CLAUSE NINE SHARING OF EXCESS IN OIL - 20 -----

Sharing of Excess in Oil - 20 ---------------------

Excess in Oil Calculation Report - 21 -------------

Price Updating - 21 -------------------------------

CHAPTER III EXPLORATION 23 ----------------------

10 CLAUSE TEN EXPLORATION PHASE - 23 ------------

Duration - 23 -------------------------------------

Exploration Plan - 23 -----------------------------

Minimal Exploration Program - 24 ------------------

Options after the End of the Exploration Phase -

25 ------------------------------------------------

Extension of the Exploration Phase - 25 -----------

Return of the Contract Area in the Exploration

Phase - 26 ----------------------------------------

11 CLAUSE ELEVEN FINANCIAL GUARANTY OF

EXPLORATION ACTIVITIES - 26 -----------------------

Provision of Financial Guaranty - 27 --------------

Nature of the Financial Guaranties - 26 -----------

Deduction of the Guaranteed Amount. 27 ----------

Readjustment and Updating of the Financial

Guaranties - 27 -----------------------------------

Execution of the Financial Guaranties. - 28 -------

12 CLAUSE TWELVE DISCOVERY AND EVALUATION - 28 --

Notification of Discovery. 28 -------------------

Evaluation, Discovery Evaluation Plan, and Final

Report of Discovery Evaluation. - 28 --------------

Evaluation of New Reservoir - 29 ------------------

Discovery Evaluation through Long-Term Test - 29 --

13 CLAUSE THIRTEEN MERCHANTABILITY WARRANTY - 29

Option of the Co-venturers - 29 -------------------

Return of the Discovered Area - 30 ----------------

Continuation of the Exploration and/or Evaluation

- 30 ----------------------------------------------

CHAPTER IV DEVELOPMENT AND PRODUCTION - 31 -----

14 CLAUSE FIFTEEN PRODUCTION PHASE - 31 ---------

Start and Duration - 31 ---------------------------

Returning of the Field - 31 -----------------------

15 CLAUSE FIFTEEN DEVELOPMENT PLAN - 32 ---------

Content - 32 --------------------------------------

Development Area - 33 -----------------------------

Approval and Execution of the Development Plan -

33 ------------------------------------------------

Revisions and Amendments - 34 ---------------------

Buildings Facilities and Equipment - 35 -----------

16 CLAUSE SIXTEEN START DATE FOR PRODUCTION AND

ANNUAL PRODUCTION PROGRAMS - 35 -------------------

Production Start Date - 35 ------------------------

Annual Production Program - 35 --------------------

Approval of the Annual Production Program - 36 ----

Revision - 36 -------------------------------------

Authorized Variations - 36 ------------------------

Temporary Interruption of Production - 36 ---------

17 CLAUSE SEVENTEEN PRODUCTION OWNERSHIP

MEASUREMENT AND AVAILABILITY - 37 -----------------

Measurement - 37 ----------------------------------

Sharing Locations - 37 ----------------------------

Monthly Reports - 37 ------------------------------

Production Availability - 37 ----------------------

National Market Supply - 38 -----------------------

Consumption in Operations - 38 --------------------

Test Production - 38 ------------------------------

Losses of Oil and Natural Gas and burning of

Natural Gas - 39 ----------------------------------

18 CLAUSE EIGHTEEN INDIVIDUALIZATION OF

PRODUCTION - 39 -----------------------------------

Procedure - 39 ------------------------------------

CHAPTER V PERFORMANCE OF OPERATIONS - 40 --------

19 CLAUSE NINETEEN PERFORMANCE BY CO-VENTURERS -

40 ------------------------------------------------

Diligence while Performing the Operations - 40 ----

Licenses, Authorizations and Permits - 40 ---------

Free Access to the Contract Area - 40 -------------

Well Drilling and Abandonment - 41 ----------------

Additional Work Programs - 41 ---------------------

Data Acquisition out of the Contract Area - 41 ----

20 CLAUSE TWENTY CONTROL OF OPERATIONS AND

ASSISTANCE BY ANP AND BY THE CONTRACTING PARTY -

42 ------------------------------------------------

ANP Survey and Monitoring - 42 --------------------

Monitoring by the Contracting Party - 42 ----------

Access and Control - 42 ---------------------------

Assistance to Contractor - 42 ---------------------

Exemption of responsibility of the Contracting

Party and of ANP - 42 -----------------------------

21 CLAUSE TWENTY ONE ANNUAL WORK AND BUDGET

PROGRAM - 42 --------------------------------------

Relationship between the Content and other Plans

and Programs - 42 ---------------------------------

Deadlines - 43 ------------------------------------

Revisions and Amendments - 43 ---------------------

22 CLAUSE TWENTY TWO DATA AND INFORMATION - 43 --

Supply by the Co-Venturers - 43 -------------------

Processing or Analysis Abroad. - 44 ---------------

23 CLAUSE TWENTY-THREE GOODS - 44 ---------------

Goods, Equipment, Facilities and Material - 44 ----

Facilities or Equipment out of the Contract Area -

45 ------------------------------------------------

Return of Areas - 45 ------------------------------

Deactivation and Abandonment Guaranties - 45 ------

Goods to be Returned - 46 -------------------------

Removal of Goods not returned - 46 ----------------

24 CLAUSE TWENTY FOUR PERSONNEL, SERVICES AND

SUBCONTRACTS - 46 ---------------------------------

Personnel - 46 ------------------------------------

Services - 47 -------------------------------------

25 CLAUSE TWENTY FIVE LOCAL CONTENT - 47 --------

Contract Commitment to the Local Content. - 47 ----

Measurement of the Local Content - 48 -------------

Development Stage for purposes of Local Content -

48 ------------------------------------------------

Exemption of the Obligation to Comply with the

Local Content. - 49 -------------------------------

Adjustments in the Committed Local Content - 49 ---

Local Content Surplus - 50 ------------------------

Fine for Failure to Comply with the Local Content

50 ----------------------------------------------

26 CLAUSE TWENTY SIX OPERATIONAL SAFETY AND

ENVIRONMENT - 51 ----------------------------------

Environmental Control - 51 ------------------------

27 CLAUSE TWENTY SEVEN ENSURANCE - 52 -----------

CHAPTER VI MISCELLANEOUS - 53 -------------------

28 CLAUSE TWENTY-EIGHT CURRENCY - 53 ------------

Currency - 53 -------------------------------------

29 CLAUSE TWENTY NINE ACCOUNTING AND AUDITS 53 --

Accounting 53 -------------------------------------

Audits - 53 ---------------------------------------

30 CLAUSE THIRTY ASSIGNMENT OF RIGHTS AND

OBLIGATIONS - 54 ----------------------------------

Assignment - 54 -----------------------------------

Individual Share of Rights and Obligations - 54 ---

Partial Assignment of Areas in the Exploration

Phase - 55 ----------------------------------------

Assignment of Areas in the Production Phase - 55

Documents Required - 55 ---------------------------

Invalidation of Assignment of Rights and

Obligations and Requirement of Prior Express

Approval - 55 -------------------------------------

Assignment Approval - 55 --------------------------

Assignment Executed - 56 --------------------------

New Production Sharing Contract - 56 --------------

31 CLAUSE THIRTY ONE RELATIVE NON-COMPLIANCE AND

PENALTIES - 57 ------------------------------------

Legal and Contractual Sanctions - 57 --------------

32 CLAUSE THIRTY TWO TERMINATION AND CONCLUSION

OF THE CONTRACT - 57 ------------------------------

Termination with cause - 57 -----------------------

Termination upon agreement between the parties:

Resindment - 57 -----------------------------------

Resindment due to absolute violation: Termination

- 58 ----------------------------------------------

Consequences of Termination - 58 ------------------

Option of Sanctions - 58 --------------------------

33 CLAUSE THIRTY THREE ACT OF GOD, FORCE MAJEURE

AND SIMILAR CAUSES - 59 ---------------------------

Total or Partial Exemption. - 59 ------------------

Modification. Suspension and Termination of the

Contract - 59 -------------------------------------

Environmental Licensing - 60 ----------------------

Losses - 60 ---------------------------------------

34 CLAUSE THIRTY FOUR CONFIDENTIALITY - 60 ------

Co-Venturers Obligation - 60 ---------------------

Contracting Party s and ANP s Commitment - 61 -----

35 CLAUSE THIRTY FIVE NOTIFICATIONS,

REQUIREMENTS, COMMUNICATION AND REPORTS - 61 ------

Validity and Effectiveness - 62 -------------------

Amendments of Articles of Association - 62 --------

36 CLAUSE THIRTY SIX LEGAL POLICY - 62 ----------

Applicable Laws - 62 ------------------------------

Suspension of Activities - 62 ---------------------

Arbitration - 63 ----------------------------------

Venue - 64 ----------------------------------------

Performance of the Contract - 64 ------------------

Continued Application - 64 ------------------------

37 CLAUSE THIRTY SEVEN SUPPLEMENTARY PROVISIONS -

64 ----------------------------------------------

Modifications and Amendments - 64 -----------------

Titles - 64 ---------------------------------------

Publicity - 64 ------------------------------------

ANNEX I CONTRACT AREA - 66 ----------------------

ANNEX II MINIMAL EXPLORATION PROGRAM - 67 -------

ANNEX III FINANCIAL GUARANTY REGARDING THE

EXPLORATION ACTIVITIES - 68 -----------------------

ANNEX IV WARRANTY OF PERFORMANCE - 69 -----------

ANNEX V GOVERNMENTAL REVENUES - 70 --------------

ANNEX VI GENERAL INSTRUCTION FOR THE EXPLORATION

PLAN - 71 -----------------------------------------

ANNEX VII PROCEDURES FOR MEASURING COST OIL AND

EXCESS IN OIL - 78 --------------------------------

ANNEX VII LOCATION - 87 -------------------------

ANNEX IX LOCAL CONTENT COMMITMENT - 89 ----------

ANNEX X CONSORTIUM CONTRACT - 95 ----------------

ANNEX XI CONSORTIUM RULES - 96 ------------------

PRODUCTION SHARING CONTRACT FOR THE EXPLORATION AND

PRODUCTION OF OIL AND NATURAL GAS -------------

executed by and between: --------------------------

as Contracting Party, -----------------------------

The FEDERATION, exercising its power as provided

in article 177, §1º of the Brazilian Federal

Constitution, through the MINISTRY OF MINING AND

ENERGY - MME. as provided by Statute no. 12.351 of

December 22nd 2010, enrolled in the Corporate

Taxpayer Registry (CNPJ/MF)under no.

37.115.383/0001-53, headquartered at Esplanada dos

Ministérios, Bloco "U", CEP 70065-900, Brasília,

Distrito Federal, herein represented by the Federal

Minister of Mining and Energy, Edison Lobão; ------

-------------------------------------- as Regulator

and Surveyor. ------------------------

The BRAZILIAN NATIONAL AGENCY OF PETROLEUM, NATURAL

GAS AND BIOFUELS ANP, special autarky created by

Statute no. 9.478 of August 06th 1997, part of

Brazilian Indirect Federal Administration,

connected to the Ministry of Mining and Energy,

headquartered at SGAN Quadra 603, Módulo I, 3rd

floor, in the city of Brasília, DF and main office

at Avenida Rio Branco, no. 65, in the city of Rio

de Janeiro, herein represented by its General

Manager, Magda Maria de Regina Chambriard; --------

as Managing Party. --------------------------------

Empresa Brasileira de Administração de Petróleo e

Gás Natural S.A. - -------------------------------

PRÉ-SAL PETRÓLEO S.A. (PPSA), company organized

and existing under the laws of Brazil,

headquartered at ST SBN Quadra 2, Bloco F, Sala

1505, Asa Norte, Brasília, DF and main office at

Avenida Rio Branco, no. 65, 21º andar, Centro, Rio

de Janeiro, RJ, CEP 20090-004, enrolled in the

Corporate Taxpayer Registry (CNPJ/MF) under no.

18.738.727/0001-36 as managing party of this

Contract under the terms of Statute no. 12.304 of

August 2nd 2010, herein represented by its

President, Oswaldo Antunes Pedrosa Júnior, and as

Contractors: --------------------------------------

PETRÓLEO BRASILEIRO S.A. - PETROBRAS, company

organized and existing under the laws of Brazil,

headquartered at Avenida República do Chile, nº

65, Centro, Rio de Janeiro, RJ, CEP 20031-912,

enrolled in the Corporate Taxpayer Registry

(CNPJ/MF) under no. 33.000.167/0001-01, herein

represented by its President, Maria das Graças

Silva Foster; -----------------------------------

SHELL BRASIL PETROLEO LTDA., company organized and

existing under the laws of Brazil, headquartered at

Avenida das Américas, nº 4200, Bloco 5, salas 101,

401, 501, 601 e 701 e Bloco ------------------

6. salas 101, 201, 301, 401, 501 e 601, Barra da

Tijuca, Rio de Janeiro, RJ. CEP 22640-102,

enrolled in the Corporate Taxpayer Registry

(CNPJ/MF) under no. 10.456.016/0001-67, herein

represented by its Executive Director, André Lopes

de Araújo; ----------------------------------------

TOTAL E&P DO BRASIL LTDA., company organized and

existing under the laws of Brazil, headquartered at

Avenida República do Chile, nº 500, 19º andar,

Centro. Rio de Janeiro, RJ, CEP 20031- ------------

170, enrolled in the Corporate Taxpayer Registry

(CNPJ/MF) under no. 02.461.767/0001-43, herein

represented by its General Director, Denis Jacques

Henry Pailuat de Besset; --------------------------

CNODC BRASIL PETRÓLEO E GÁS LTDA., company

organized and existing under the laws of Brazil,

headquartered at Avenida Rio Branco. nº 14, 13º

andar (parte), Centro, Rio de Janeiro, RJ, CEP

20090-000, enrolled in the Corporate Taxpayer

Registry (CNPJ/MF) under no. 19.233.194/0001-01,

herein represented by its Attorney-in-fact, Bo

Qiliang; ------------------------------------------

and -----------------------------------------------

CNOOC PETROLEUM BRASIL LTDA company organized and

existing under the laws of Brazil, headquartered at

Rua Teixeira de Freitas, nº 31, 8º andar (parte),

Centro, Rio de Janeiro, RJ, CEP 20021- 350,

enrolled in the Corporate Taxpayer Registry

(CNPJ/MF) under no. 19.246.634/0001-57, herein

represented by its Attorney-in-fact, Stieng Jianbo.

-------------------------------------------

--------------------- WHEREAS ---------------------

Under the terms of article 20. items V and IX. of

the Constitution of the Federative Republic of

Brazil (Federal Constitution) and under the terms

of article 3 of Statute no. 9.478/1997, the

Petroleum and Natural Gas Deposits existing in

Brazilian territory, in Brazilian territorial

waters and in the Brazilian exclusive economic zone

belong to the Federation; --------------------

Under the terms of article 177, item I, of the

Brazilian Federal Constitution and of article 4 of

Statute no. 9.478/1997, the Federation holds the

monopoly on the Exploration and Extraction of Oil

and Natural Gas Deposits within the Brazilian

territory, within the Brazilian territorial waters

and within the Brazilian exclusive economic zone; -

Under the terms of paragraph one of article 177 of

the Brazilian Federal Constitution, the Federation

may contract Governmental or private companies

organized and existing under the laws of Brazil,

headquartered and managed in Brazil for the

performance of Exploration and Production of Oil

and Natural Gas; ----------------------------------

Under the terms of article 3 of Statute no.

12.351/2010, the Exploration and Production of Oil

and Natural Gas and in the Pre-Salt and in

Strategic Areas shall be performed by Contractors

elected by the Federation under the "Production

Sharing" policy; ----------------------------------

Under the terms of article 11 of Statute no.

12.351/2010 and or article 8 of Statute no.

9.478/1997, ANP is responsible for the regulation

and surveillance of the activities performed under

the Production Sharing policy; --------------------

Under the terms of article 21 of Statute no.

9.478/1997, all rights for Exploration and

Production of Oil and Natural Gas in Brazilian

territory, in Brazilian territorial waters and in

Brazilian exclusive economic zone belong to the

Federation, which shall be administered by ANP,

except where the competencies of other entities, as

expressly provided by law, may prevail; --------

Under the terms of article 8 of Statute no.

12.351/2010, The Ministry of Mining and Energy -

MME, representative of the Federation, shall

execute the Production Sharing Contract with the

Contractors according to the provisions of the

Statute; ------------------------------------------

Under the terms of articles 8 and 45 of Statute

no. 12.351/2010 and of article 2 of Statute no.

12.304/2010, the Managing Party, which represents

the interests of the Federation, is responsible for

the management of the Production Sharing Contracts

executed by the MME and for the management of

merchantability contracts regarding Oil and Natural

Gas allocated to the Federation; --

Under the terms of item II of article 42 of Statute

no. 12.351/2010, the Contractor has paid the

signature bonus in the amount provided in Annex V -

Governmental Revenues. ------------------

The Federation, represented by MME., and the

Contractor have executed this Production Sharing

Contract for the Exploration and Production of Oil

and Natural Gas for the Area identified in Annex I

- Contract Area, according to the following

clauses and conditions. ---------------------------

--------- CHAPTER I - GENERAL PROVISIONS ----------

------------ CLAUSE ONE - DEFINITIONS -------------

Legal Definitions ---------------------------------

1.1 The definitions contained in article 6 of

Statute no. 9.478/1997, in article 2 of Statute no.

12.351/2010 and in article 3 of Decree no.

2.705/1998 shall be incorporated in this Contract

and, consequently, shall be valid for all purposes

whenever they are used, whether in the singular or

plural. -------------------------------------------

1.2 For the purposes of management, regulation and

monitoring of this Contract, the E&P Catalog

published by ANP in its website shall be a valid

support. ------------------------------------------

Contract Definitions ------------------------------

1.3 Also for the purposes of this Contract, the

definitions contained in this paragraph shall also

be valid whenever the following words or

expressions are used, whether in the singular or

plural: -------------------------------------------

1.3.1 Production Supply Agreement: agreement

executed between the Co-Venturers to regulate the

supply of Oil and Natural Gas volumes produced to

the original owners. ------------------------------

1.3.2 Production Individualization Agreement:

agreement executed between the holders of the right

to Exploration and Production after the Certificate

of Merchantability for a unified Development and

Production of Deposits extending beyond the

Contract Area, as provided in Statute no.

12.351/2010 and in Applicable Laws. -----------

1.3.3 Affiliate: any company controlled or

controlling another company, as provided in

articles 1.098 through 1.100 of the Brazilian Civil

Code, as well as the companies directly or

indirectly controlled by it. ----------------------

1.3.4 Contract Area: Area with its superficial

projection delimited by the polygon defined in

Annex I - Contract Area herein, or by the parts of

the Area that remain valid under this Contract

after partial returns. ----------------------------

1.3.5 Development Area: any part of the Contract

Area kept for Development under the terms of

paragraph 15.3. -----------------------------------

1.3.6 Authorization to Spend: authorization made by

the Operator and submitted to the Operational

Committee as provided in paragraphs 3.32 to 3.39

of Annex XI - Consortium Rules - in order to allow

for the expenditures required for the Exploration

and Production of the Contract Area.? -------------

1.3.7 Evaluation: group of Operations with the

purpose of verifying the merchantability of a

Discovery or group of Discoveries regarding Oil and

Natural Gas in the Contract Area. -------------

1.3.8 Well Evaluation: wire logging activities and

formation tests performed between the End of

Drilling and the Conclusion of the Well, which

when associated with other previous activities

performed in the well, shall allow for the

verification of the occurrence of zones of

interest in order to occasionally present the

Discovery Evaluation Plan. ------------------------

1.3.9 Field: shall bear the same meaning as Oil

Field or Natural Gas Field, defined in Statute no.

9.478/1997. ---------------------------------------

1.3.10 E&P Catalog: set of documents containing

guidelines, procedures and forms with the purpose

of assisting the relationship between the Co-

Venturers and ANP. --------------------------------

1.3.11 Assignment: sale, disposal, transfer or any

other form of transmitting through any means, in

whole or in part, the indivisible rights and

obligations of the Contractor under this Contract.

1.3.12 Operational Committee: administrative

entity of the Consortium, composed of the Managing

Party's representatives as well as of all other

Co-Venturers under the form of Section I -

Operational Committee of Annex XI - Consortium

Regulations herein. -------------------------------

1.3.13 Commitment of Individualization of

Production: instrument executed after the

Certificate of Merchantability, formalizing the

allocation of Production in a Deposit, which

expands beyond the Contract Area, with rights to

Exploration and Production belonging to the same

Co-Venturers. -------------------------------------

1.3.14 Well Conclusion: start of the

demobilization process in the drilling rig after

the End of Well Drilling and Evaluation. ----------

1.3.15 Consortium: consortium formed by the

Managing Party, by Petrobras and, when applicable,

by other companies, under the terms of articles 19

through 26 of Statute no. 12.351/2010. ------------

1.3.16 Co-Venturers: members of the Consortium. ---

1.3.17 Contractor: Consortium members, excluding

the Managing Party. -------------------------------

1.3.18 Contract: main body of text of this

document and its Annexes. -------------------------

1.3.19 Consortium Contract: contractual instrument

executed between the Managing Party and the

Contractors under the terms of Annex X

Consortium Contract. ------------------------------

1.3.20 Certificate of Merchantability: formal

notification in writing by the Co-Venturers to ANP

where one or more Deposits are declared as

Commercial Discoveries in the Contract Area, as

provided in the terms of Clause Thirteen -

Merchantability Certificate. ----------------------

1.3.21 Discovery: Any occurrence of Oil, Natural

Gas, minerals and any other natural resources in

the Contract Area, regardless of the quantity,

quality or merchantability, verified by at least

two detection and evaluation methods. -------------

1.3.22 Expenses Quanlified as Research,

Development and Innovation: expenses regarding

research and development and innovation which have

the purpose of promoting the development of the

Oil, Natural Gas and Biofuels sector according to

the provisions of Clause Seven - Expenses

Qualified as Research and Development and

Innovation. ---------------------------------------

1.3.23 Flow: activities targeted at ensuring the

movement of the fluids produced in a Reservoir from

their separation up to underwater terminals or

processing and treatment facilities or condensation

units. -------------------------------

1.3.24 Development Stage: contractual stage

initiated after approval by ANP of the Development

Plan, which overlaps the Production Phase whenever

well, equipment and facility investments are

required for the Production of Oil and Natural Gas

according with the Best Practices of the Oil

Industry. -----------------------------------------

1.3.25 First Oil Extraction: date when the first

Oil and Natural gas volume measurement is

performed in one of the Production Measuring

Points, every module of the Development Stage. ----

1.3.26 Exploration Phase: contractual period when

the Exploration and Evaluation shall occur. -------

1.3.27 Production Phase: contract period when

Development and Production shall occur. -----------

1.3.28 Brazilian Supplier: any manufacturer or

supplier of goods or services produced in Brazil

through companies organized and existing under the

Brazilian laws or companies that use goods

manufactured in Brazil under special tax policies

and tax incentives applicable to the Oil and

Natural Gas Industry. -----------------------------

1.3.29 Applicable Laws: all statutes, decrees,

regulations, resolutions, directives, normative

guidelines or any other normative instructions or

instruments which may influence the Parties and

other signatories or the activities regarding the

Exploration, Evaluation, Development and

Production of Oil and Natural Gas, as well as the

deactivation of facilities. -----------------------

1.3.30 Best Practices in Petroleum Industry:

practices and procedures generally employed in the

Petroleum Industry worldwide by prudent and

diligent Companies under conditions and

circumstances similar to those experienced

regarding relevant aspects of the Operations,

specially aiming at ensuring: (a) the application

of the best techniques currently used in the world

regarding Exploration and Production activities;

(b) conservation of oil and gas resources, which

implies in the use of proper methods and processes

for the maximization of the recovery of

hydrocarbons in a technical, economic and

environmentally sustainable manner, with control

of the reduction of deposits and minimization of

the losses at the surface; (c) operational safety,

which demands the use of methods and processes

that ensure the safety of operations, contributing

to the prevention of incidents: (d) preservation

of the environment and respect to local

populations, which demands the use of technologies

and procedures associated with the prevention and

mitigation of environmental damages, as well as

with the control and environmental monitoring of

the Oil and Natural Gas Exploration and Production

Operations. ---------------------------------------

1.3.31 Development Stage Module: individualized

module composed of facilities and infrastructure

for the Production of Oil and Natural Gas of one

or more Deposits of a certain Field, according to

the Development Plan approved by ANP. -------------

1.3.32 New Reservoir: occurrence of new

accumulations of Oil and Natural Gas in areas

different from areas currently producing or being

evaluated. ----------------------------------------

1.3.33 Operations: any Exploration, Evaluation,

Development, Production, Deactivation or

Abandonment activities performed in sequence

collectively or individually by the Co-Venturers

for the purposes of this Contract. ----------------

1.3.34 Operations with Exclusive Risks: Operations

performed without the participation of all

Contractors, under the terms of the Operations with

Exclusive Risks in Annex XI - Consortium

Rules. --------------------------------------------

1.3.35 Emergency Operations: Operations that

require immediate action aiming at preserving oil

resources and other natural resources and at

protecting human life, properties and the

environment. --------------------------------------

1.3.36 Part: The Federation, or the Contractor. ---

1.3.37 Parties: The Federation and the Contractor.

1.3.38 Discovery Evaluation Plan: document

specifying the work program and the necessary

investments for the Evaluation of a Discovery or

group of Discoveries regarding Oil and Natural Gas

in the Contract Area, under the terms of Clause

Twelve - Discovery and Evaluation. ----------------

1.3.39 Development Plan: document specifying the

work program and the necessary investments for the

Development of a Discovery or group of Discoveries

regarding Oil and Natural Gas in the Contract

Area. ---------------------------------------------

1.3.40 Exploration Plan: document containing the

description and the physical-financial plan of all

exploratory activities to be performed in the

Contract Area during the Exploration Phase, and

shall necessarily include the Minimal Exploration

Program. ------------------------------------------

1.3.41 No Loss No Gain Principle: principle to be

practiced by the Co-Venturers consisting in the

Operator not making profits or suffering losses in

relation to the other Contractors, during

operations on behalf of the Consortium, according

to the Best Practices in the Oil Industry. --------

1.3.42 Production: Coordinated Operations for

extraction of Oil and Natural Gas as provided in

the conditions contained in Statute no. 9.478/97,

or the volume of Oil and Natural Gas produced, as

applicable in each case. --------------------------

1.3.43 Annual Production Program: program for

calculating the expected Production and transport

of Oil, Natural Gas, water, special fluids and

wastes from the Production process of each Field. -

1.3.44 Annual Work and Budget Program: the program

specifies the group of activities to be performed

during a calendar year, as well as the details of

the investments required for the performance of

such activities. ----------------------------------

1.3.45 Facility Deactivation Program: program that

specifies the group of well abandonment

operations, including its decommissioning and

withdrawal from operations, removal and proper

final disposal of the fixtures and recovery of the

areas where such fixtures used to be. -------------

1.3.46 Minimal Exploration Program: the work

program provided in Annex II - Minimal Exploration

Program, to be performed necessarily during the

Exploration Phase. --------------------------------

1.3.47 Final Discovery Evaluation Report: document

that describes the group of operations put in

place for the Evaluation of the Discovery of Oil

and Natural Gas, the results of such Evaluation,

and occasionally the area intended for

Development. --------------------------------------

1.3.48 End of Drilling: the moment when the well

drill bit advance stops completely. ---------------

1.3.49 Long Term Testing: well testing performed

during the Exploration Phase with the exclusive

purpose of obtaining data and information for

knowledge of Reservoirs, with total flow time

higher than 72 (seventy two) hours. ---------------

1.3.50 Production Gross Value: monetary amount in

Reais of the Monitorized Production Volume,

calculated under the terms provided in Annex VII -

Procedures for calculation of the Cost Oil and the

Excess in Oil. ------------------------------------

--------------- CLAUSE TWO - OBJECT ---------------

Operations ----------------------------------------

2.1 The purpose of this Contract is the

performance in the Contract Area, at the

Contractor's own risk, of: ------------------------

2.1.1 Operations for Exploration provided in the

Minimal Exploration Program or extensions to the

Program, under the terms of an Exploration plan

approved by ANP; ----------------------------------

2.1.2 Evaluation of Discovery in case a Discovery

is made at the Co-Venturer's discretion under the

terms of a Discovery Evaluation Plan approved by

ANP; ----------------------------------------------

2.1.3 Oil and Natural Gas Production Operations

when the merchantability of the Discovery in the

Contract Area is verified by the Co-Venturers,

under the terms of an ANP-approved Development

Plan. ---------------------------------------------

Exclusiveness and Costs ---------------------------

2.2 The Contractor has the exclusive right to

perform Operations in the Contract Area. For that

reason, the Contractor agrees to afford the

investments and bear the necessary expenses,

including the proper equipment, machines,

personnel, services and technology. ---------------

2.3 If one or more Commercial Discoveries are made

in the Contract Area, it/they can be attributed a

Cost Oil in case of any occasional expenses

occurred in the Contract Area. --------------------

Losses, Risks and Responsibility Associated to the

Execution of Operations ---------------------------

2.4 The Contractor agrees to be held joint and

severally responsible for any losses and damages

caused directly or indirectly to third parties, to

the Contracting Party, to ANP or to the Managing

Party as a result of the execution of Operations,

and further agrees to reimburse the aforementioned

parties in any legal action, request, claim, suit,

audit, inspection, investigation or controversy of

any nature, as well as for any indemnities,

compensations, penalties, fines or liabilities of

any kind that are related or consecutive to such

losses and damages. -------------------------------

2.5 The Contractor shall bear all losses it may

suffer, including losses due to Act of God or

Force Majeure, accidents or weather events that

may hinder the Exploration and Production of Oil

and Natural Gas in the Contract Area. -------------

2.6 The Contractor shall have no right to any

payment, reimbursement, refund, compensation or

indemnity in case of failure during exploration or

lack of merchantability in occasional Discoveries

in the Contract Area. -----------------------------

2.7 The Federation, the Managing Party and ANP

shall not take any risks or operational losses,

nor shall they be responsible for the costs,

investments and damages related to the performance

of Operations and its consequences, except for the

Federation in the provision expressed in the

single paragraph of art. 6 of Law No. 12.351/2010.

Ownership of Oil and/or Natural Gas ---------------

2.8 Under the terms of article 20. items V and IX.

of the Constitution of the Federative Republic of

Brazil (Federal Constitution), the Petroleum and

Natural Gas Deposits existing in Brazilian

territory, in Brazilian territorial waters and in

the Brazilian exclusive economic zone belong to

the Federation; -----------------------------------

2.8.1 In case of a Commercial Discovery the

Contractor may own the original volume

corresponding to the Oil Cost and the Royalties

owed and paid, as well as for the part of the

Excess in Oil to the extent, conditions and terms

provided in the Bid Rules and in this Contract;

the location of the Measurement Point and of the

Sharing Point being irrelevant for these purposes.

Other Natural Resources ---------------------------

2.9 The Co-Venturers shall not use, whether

totally or partially, of any other natural

resources that may exist in the Contract Area

other than Oil and Natural Gas, except when duly

authorized according to the Applicable Laws. ------

2.9.1 A possible Discovery of natural resources

other than Oil and Natural Gas shall be notified

to ANP within 72 (seventy two) hours. -------------

2.9.2 The Co-Venturers shall comply with the

instructions and allow for the execution of any

relevant actions requested by ANP or by other

competent authorities. ----------------------------

2.9.3 While such instructions have not yet been

presented, the Co-Venturers shall refrain from

performing any actions that might pose any risks

to the natural resources discovered. --------------

2.9.4 The Co-Venturers shall not be obliged to

suspend their activities, except when they

represent a risk to the newfound natural resources

or to the Operations. -----------------------------

---------- CLAUSE THREE - CONTRACT AREA -----------

Identification ------------------------------------

3.1 The Operations shall be performed exclusively

in the Contract Area, described and delimited in

Annex I - Contract Area. --------------------------

Returns -------------------------------------------

3.2 Besides the Obligatory returns regarding the

remaining areas of one or more Discovery Evaluation

Plans or from one or more Development Areas, the

Co-Venturers may, at any time during the

Exploration Phase, make voluntary returns of areas

integrating the Contract Area. --------------

3.2.1 The returns shall not exempt the Co-

Venturers of their obligation to fulfill the

Minimal Exploration Program. ----------------------

3.2.2 After the Exploration Phase has been

Completed, the Co-Venturers may only retain the

Development Areas in the Contract Area. -----------

Return due to Contract termination ----------------

3.3 The termination of this Contract for any cause

or reason shall obligate all Co-Venturers to

immediately return all the Contract Area to the

Federation. ---------------------------------------

Return Conditions ---------------------------------

3.4 Any return of areas or Fields integrating the

Contract Area and any return of goods shall be

peremptory, without penalties of any kind to the

Contracting Party, to the Managing Party or to ANP,

under the terms of articles 29, item XV, and

32, §§ 1° and 2º, of Statute n.° 12.351/2010. -----

Use of the Returned Areas by the Federation -------

3.5 The Federation may use the returned areas at

its own discretion since the date they are

returned, including for purposes of new Biddings. -

Data Surveys in Non-Exclusive Bases ---------------

3.6 ANP may at its own discretion authorize third

parties to perform Geology, Geochemistry and other

similar services in the Contract Area for the

purpose of technical data surveying for

commercialization in non-exclusive bases under the

terms of article 8º, item III or Statute no.

9.478/1997. ---------------------------------------

3.6.1 The performance of the aforementioned

services shall not affect the normal course of the

Operations, except in exceptional situations

approved by ANP. ----------------------------------

3.6.2 The Co-Venturers shall have no obligation

regarding the performance of such services. -------

--------------- CLAUSE FOUR - TERM ----------------

Term ----------------------------------------------

4.1 This Contract shall be valid for 35 (thirty

five) years, and shall be in force since date of

its execution, and shall be divided into two

distinct phases, namely: --------------------------

(a) Exploration Phase - for the entire Contract

Area - with expected duration provided in Annex II

- Minimal Exploration Program, and ----------------

(b) Production Phase - for each Field - with

duration defined in paragraph 14.1.? --------------

----- CHAPTER II - PRODUCTION SHARING POLICY ------

-------- CLAUSE FIVE - RECOUP OF COST OIL ---------

Right to Cost Oil ---------------------------------

5.1 Exceptionally, in cases of Commercial

Discoveries, the Contractor shall have the right to

receive, in Cost Oil, a share of the Oil and

Natural Gas Production within the deadlines,

criteria and conditions provided in Annex VII -

Procedures for Calculation of the Cost Oil and

Excess in Oil. ------------------------------------

Cost Oil Calculation ------------------------------

5.2 The expenses to be recouped by the Contractor

in Cost Oil shall be those necessarily approved by

the Operational Committee and acknowledged by the

Managing Party under the terms of this Contract, in

compliance with the methods and procedures defined

in Annex VII - Procedures for Calculation of the

Cost Oil and Excess in Oil. ----------------

About the Cost Oil --------------------------------

5.3 The expenses approved by the Operational

Committee and later recognized by the Managing

Party as Cost Oil shall be recorded in an exclusive

account, the balance of which shall be controlled

by the Managing Party. -----------------

5.3.1 The balance of the Cost Oil account, if

positive, represents credit for the Contractor. ---

5.4 The Contractor may recoup the Cost Oil

described in paragraph 5.3 monthly while observing

the limit of 50% (fifty percent) of the Gross

Production Value in the first two years of

Production and 30% (thirty percent) of the Gross

Production Value in the following years for each

Module of the Development Stage. ------------------

5.4.1 After the start of Production, if the

expenses recorded as Cost Oil are not recouped

within 2 (two) years since the date they were

calculated as Contractor credit, the limit provided

in this paragraph shall be extended in the next

period to up to 50% (fifty percent) until the

expenses are recovered. -----------------------

5.5 The calculation, approval and recoup of the

Cost Oil shall be managed by the Managing Party,

which shall also manage the Cost Oil account

mentioned by paragraph 5.3. -----------------------

5.6 There shall be no updating or financial

adjustment of the balance of the Cost Oil account.

5.7 In case of a positive balance in the Cost Oil

account at the end of the contract shall not

entitle the Contractors to any indemnities or

compensations. ------------------------------------

------------- CLAUSE SIX - ROYALTIES --------------

6.1 The Royalties provided in item I of article 42

of Statute no. 12.351/2010 constitute a financial

compensation paid monthly by the Contractor for the

Production of Oil and Natural Gas regarding each

Field since the month the Production starts.

6.2 The amount of the Royalties owed each month

regarding each Field shall be calculated by

multiplying the equivalent of 15% (fifteen percent)

of the Total Volume of Oil and Natural Gas Produced

of a Field during that month, considering all

relevant reference prices defined in the formula

provided in Annex VII - Procedures for Calculation

of Cost Oil and Excess in Oil. ----

6.3 The Contractor shall be entitled to the

Production volume corresponding the Royalties owed

after they are paid. Compensations in currency

shall be forbidden under any circumstances. -------

6.4 The Contractor may make the payment of the

Royalties in advance with basis on the expected

Production for the following month. ---------------

6.4.1 In such case, any occasional differences

shall be offset the following month. --------------

6.5 The Contractor shall not be exempt from the

payment of the Royalties for the Production of Oil

and Natural Gas in Long Term Tests. ---------------

CLAUSE SEVEN - EXPENSES QUALIFIED AS RESEARCH AND

DEVELOPMENT AND INNOVATION ------------------------

7.1 The Contractor shall allocate resources for

research and development and innovation activities

in areas of interest and in subjects that are

relevant for the Oil, Natural Gas and Biofuels

sector in an amount of at least 1.0% (one percent)

of the Annual Gross Oil and Natural Gas Production

Value. --------------------------------------------

7.1.1 The value mentioned in this paragraph shall

be considered for each Field from the Contract

Area. ---------------------------------------------

7.1.2 The deadline for application of the

aforementioned resources by the Contractor is the

June 30th of the year following the Gross Product

Value calculation. --------------------------------

7,1.3 The Contractor shall provide ANP with a

complete report stating the Expenses Qualified as

Research, Development and Innovation made within

the deadlines and conditions provided in Applicable

Laws. ----------------------------------

7.2 At least 50% (fifty percent) of the resources

provided in paragraph 7.1 shall be used for the

payment of joint activities in collaboration with

universities or research and development

institutions accredited by ANP for the performance

of activities and projects approved by ANP in

relevant subjects or priority areas defined under

the terms of paragraph 7.4. -----------------------

7.2.1 The aforementioned payment may also be made

to product suppliers and service providers in

Brazil, regardless of whether they are related to

the Operations of this Contract or otherwise, in

order to obtain products or processes with

technological innovation that shall result in the

development and qualification of Brazilian

Suppliers, aiming at increasing the capacity of the

industries for purposes of Local Content. -----

7.3 At least 10% (ten percent) of the resources

provided in paragraph 7.shall be used to sponsor

research and development and innovation activities

that result in products or processes with

technological innovation, in collaboration with

Brazilian Suppliers, in order to increase the

capacity of the industries for purposes of Local

Content. ------------------------------------------

7.4 A Technical-Scientific Committee shall create

and announce a list of priority areas, activities

and projects of interest and relevant subjects for

research and development and innovation for the

Oil, Natural Gas and Biofuels Industry every year,

as well as guidelines for the application of the

resources originated from the obligations provided

in paragraphs 7.2 and 7.3. by the Contractor. -----

7.4.1 Expenses Qualified as Research and

Development and Innovation as provided in

paragraphs 7.2 and 7.3 may be calculated as

recoverable in Cost Oil up to the amount equivalent

to 1.0% (one percent) of the Annual Gross

Production Value of Oil and Natural Gas. ----

7.4.2 The Expenses mentioned in paragraphs 7.2 and

7.3 may not be used in activities performed in

facilities owned by the Contractor or by its

Affiliates. ---------------------------------------

7.5 The remainder of the resources provided in

paragraph 7.1 may be used in research, development

and innovation activities, in research subjects or

projects defined by the Contractor. ---------------

7.5.1 The resources mentioned in this clause may be

spent in facilities owned by the Contractor or

by its Affiliates, provided that they are located

in Brazil or spent with companies headquartered in

Brazil, whether involved in the Operations of this

Contract or otherwise. ----------------------------

7.5.2 The resources mentioned in this clause shall

not be deemed recoupable in Cost Oil. -------------

7.6 Any occasional Expenses Qualified as Research

and Development and Innovation performed by the

Contractor that are higher than 1.0% (one percent)

of the Gross Production Value may be compensated to

the benefit of the Contractor, with the

presentation of documentation and evidence being

made later during the Contract. -------------------

7.7 If the Contractor does not fully use the

resources mentioned in paragraph 7.1 by June 30th

of a given year, the outstanding amounts shall be

paid during the following year added by 20% (twenty

percent). ---------------------------------

-------------- CLAUSE EIGHT - TAXES ---------------

Tax Policy ----------------------------------------

8.1 Income taxes and taxes on acquisitions that

generate credits redeemable by the Contractor do

not integrate the Cost Oil. ----------------------

8.2 Credits redeemable by the Contractor shall be

non accumulable and are intended for the recovery

of the tax burden mentioned in the previous stage,

except for credits to be cancelled according to the

Applicable Laws. ------------------------------

8.3 The Contractor is responsible for presenting

the amount of taxes owed and paid and of non

redeemable credits to integrate the Cost Oil. -----

Certificates and Evidence of Compliance -----------

8.4 When required by the Contracting Party or by

ANP, the Contractor shall present the originals or

authorized authenticated copies of all

certificates, records, authorizations, evidence of

enrolment in taxpayer registries, evidence or tax

compliance, evidence of compliance with social

security obligations required by law, enrolment in

professional entities or associations and any other

similar documents or certificates. ----------

--- CLAUSE NINE - SHARING OF THE EXCESS IN OIL ----

Sharing of the Excess in Oil ----------------------

9.1 the Contracting Party and the Contractor

shall, monthly, share the volume of Oil and

Natural Gas produced in the Contract Area

corresponding to the Excess in Oil. ---------------

9.2 The part of the Excess in Oil to be owned by

the Contracting Party varies according to the

average price of Brent Blend Crude Oil and the

average daily Production of Oil in active wells in

the Field that are considered for the calculation

period of the Excess in Oil according to the

table below. --------------------------------------

9.2.1 The Oil price shall be the monthly average

of the daily prices of Brent Dated, rating

published daily by Platt's Crude Oil Marketwire.

9.2.2 The volume of Natural Gas produced shall be

shared at the same percentage applied to the

sharing of volume of Oil. -------------------------

9.2.3 Wells with Oil Production restricted by

technical and operational matters and with

Production below the average of other wells in the

Field shall not be considered for the calculation

of the average production. -----------------------

--------------------------------------------------

Average daily production of Oil from active wells (bbl/d)
Dt		0	4.001	6.001	8.001	10.001
	até	4,000	6,000	8,000	10000	12,000

--------------------------------------------------

Price Brent(US$bbl	0	60	9,93%	25.80%	32.03%	35.32%	37.39%
	60.01	80	15,20%	28.80%	34.14%	36.95%	38.73%
	80,01	100	22,21%	32.79%	36.94%	39.13%	40.51%
	100.01	120	26.67%	35.33%	38.73%	40.52%	41.65%
	120,01	140	29.70%	37.09%	39.96%	41.48%	42.44%
	140,01	160	32.03%	38.38%	40.87%	42.18%	43.01%
	>160,01		35.71%	40.47%	42.34%	43.33%	43.95%

--------------------------------------------------

12.001	14.001	16.001	18.001	20.001	22.001	>24.001
14.000	16000	18.000	20.000	22.000	24.000
39.09%	40.17%	40,79%	41.36%	41,88%	42,34%	42,76%
40.19%	41.11%	41.65%	42.13%	42.57%	42.97%	43.33%
41.K%	42.36%	42,78%	43.16%	43.50%	43,81%	44.09%
42.58%	43.16<%	43.51%	43.82%	44.10%	44.35%	44,58%
43.22%	43.72%	44.01%	44.27%	44.51%	44,72%	44.91%
43.69%	44.12%	44.37%	44.60%	44,81%	44,99%	45.16%

44.46%	44.78%	44.97%	45.14%	45.30%	45,38%	45.56%

--------------------------------------------------

9.3 The measurement and use of the volume of Oil

and Natural Gas corresponding to the Excess in Oil

shall be in compliance with the guidelines of

Annex VII - Procedures for Calculation of the

Cost Oil and Excess in Oil, and the guidelines of

Clause Seventeen - Measurement and Use of the

Production Shared. --------------------------------

Excess in Oil Calculation Chart -------------------

9.4 During the Production Phase or during the

performance of Long term Tests in the Evaluation

stage, the Contractor shall send the Excess in Oil

Calculation Chart to the Managing Party according

to the conditions provided in Annex VII -

Procedures for Calculation of Cost Oil and Excess

in Oil, as requested and as often as has been

defined by the Managing Party. --------------------

Price Updating ------------------------------------

9.5 The prices shown at the table in paragraph 9.2

shall be updated according to the following formula:

----------------------------------------------------

Price updated= Pricebase* (Im/Io) ---------- Whereas: --

---------------------------------------- Priceupdated

= Updated price, in American dollars; --- Pricebase =

Price included in the bid rules, in American dollars;

--------------------------------- Im = "Consumer

Prices Index" number as published by the U.S.

Departament of Labor, Bureau of Labor Statistics

related to the month of the price update: -----------

-------------------------------- Io = "Consumer

Prices Index" number as published by the U.S.

Departament of Labor. Bureau of Labor

Statistics related to the month the Contract was

executed. -----------------------------------------

9.5.1 The first updating of the prices in the bid

rules shall be made in the previous month of the

First Oil Extraction, with the last published index

number. -------------------------------------

9.5.2 The following updates shall be done every 36

(thirty six) months since the month of the last

update. -------------------------------------------

9.5.3 For the calculations defined in this

paragraph, 3 (three) exact decimal digits are to be

used, and the digits from the fourth digit onward

shall be negligible. -----------------------

9.5.4 Updated prices shall be rounded to the

closest integer. ----------------------------------

9.5.5 The table with the updated prices shall be

used the month following the publication of the

index numbers needed for the calculations. --------

9.5.6 If the Consumer Prices Index becomes void or

is terminated, another official index shall be

selected to replace it. If none is available, other

Index elected by the Contracting Party with similar

function shall be used. -------------------

------------- CHAPTER III EXPLORATION -------------

--------- CLAUSE TEN - EXPLORATION PHASE ----------

Duration ------------------------------------------

10.1 The Exploration Phase will start on the date

the Contract is executed and shall continue for 4

(four) years. -------------------------------------

10.1.1 The Exploration Phase shall be a single and

continuous period of time. ------------------------

10.2 The Exploration Phase may be extended at the

Contracting Party's discretion, upon ANP's advice

or in other instances provided herein. ------------

10.2.1 The Co-Venturers may be required to perform

additional exploration activities in the Minimal

Exploration Program if an extension of the

Exploration Phase is granted. ---------------------

10.2.2 The Co-Venturers shall propose a revision of

the Exploration Plan at least 120 (one hundred and

twenty) days before the end of the Exploration

Phase in order to describe and justify the

additional exploration activities in the Minimal

Exploration Program required by ANP for an

extension of the Exploration Phase. ---------------

10.2.3 ANP shall evaluate and comment on the

proposal or on the suggestions presented by the Co-

Venturers within 60 (sixty) days. --------------

10.2.4 If the revision of the Exploration Plan

described in paragraph 10.2.2 is not approved, the

Exploration Phase shall finish without the proposed

extension. -------------------------------

10.2.5 After the proposal for the performance of

additional exploration activities in the Minimal

Exploration Program have been approved with the

extension of the duration of the Exploration Phase,

the Contractor shall present the related financial

guaranties as provided in Clause Eleven - Financial

Guaranty of Exploration Activities. ---

10.3 The Co-Venturers may end the Exploration Phase

at any moment after notifying ANP. ----------

Exploration Plan ----------------------------------

10.4 The Operational Committee shall be

responsible for the Exploration Plan and its

revisions, which the Co-Venturers may submit for

analysis and approval by ANP. ---------------------

10.5 The Exploration Plan shall include all

exploration activities to be performed in the

Contract Area for the duration of Contract term

and shall necessarily consider the compliance with

Local Content. ------------------------------------

10.5.1 The Minimal Exploration Program shall be

included in the Exploration Plan. -----------------

10.6 ANP shall be responsible for analyzing and

approving the Exploration Plan and its revisions. -

10.7 The Exploration Plan shall be created and

sent to ANP according to the procedures and

criteria established in Annex VI - General

Instructions for the Exploration Plan and in

Applicable Laws. ----------------------------------

10.8 The Co-Venturers shall have 120 (one hundred

and twenty) days since the date the Operational

Committee is organized to send the Exploration Plan

to ANP. --------------------------------------

10.9 ANP shall have up to 60 (sixty) days since the

reception of the Exploration Plan to approve it or

to require the Co-Venturers to make justified

modifications. If ANP requires such modifications,

the Co-Venturers shall present them within 60

(sixty) days since the date of the requirement, ad

continuum. In such period, the performance of the

Exploration activities already in place may be

interrupted if reasonably required by ANP. --------

-----------------------------------

10.10 After the performance of the tasks of the

Exploration Plan, the Co-Venturers may finish the

Exploration Phase, upon notification in writing to

ANP, only having right to retain occasional areas

for Discovery Evaluation or Development, in which

case all other areas shall be returned immediately

to ANP. -------------------------------------------

10.10.1 If no Discoveries that would justify

investments in Discovery Evaluation have occurred,

the Co-Venturers shall return the entire Contract

Area. ---------------------------------------------

Minimal Exploration Program -----------------------

10.11 During the Exploration Phase, the Co-

Venturers shall perform the Minimal Exploration

Program completely, as provided in Annex II -

Minimal Exploration Program -----------------------

10.11.1 For purposes of compliance with the Minimal

Exploration Program, drilled wells must

meet the stratigraphic objective at sufficient

depth so as to establish its Oil and Natural Gas

potential, as defined in Annex II - Minimal

Exploration Program. ANP may accept other

stratigraphic objectives with Foresights, upon

presentation of a technical justification. --------

10.11.2 For purposes of compliance with the Minimal

Exploration Program, proprietary and non-

proprietary data may be used, while considering

only data surveyed within the Contract Area. ------

10.11.3 For purposes of compliance with the

Minimal Exploration Program, only surveys that

meet the criteria established in Annex II

Minimal Exploration Program may be accepted, the

data of which are to be delivered according to the

procedures and requirements established by ANP. ---

10.12 A partial or complete failure to fulfill the

Minimal Exploration Program implies in the

termination of the Contract with cause, without

loss of the use of the financial guaranties for the

exploratory activities and without loss of the

applicable sanctions. -----------------------------

10.12.1 An exception to the aforementioned

provision are the Development Areas occasionally

kept by the Co-Venturers. -------------------------

10.13 For the acquisition of proprietary data, the

Co-Venturers may hire data survey companies (EAD)

provided that the requirements in the regulatory

standards made by ANP are met, and that such

companies are duly registered and regulated within

the Agency. ---------------------------------------

10.14 For purposes of compliance with the Minimal

Exploration Program, only data within the

acquisition and format requirements defined in the

technical standards established by the Agency shall

be considered. ------------------------------

Options after the End of the Exploration Phase ----

10.15 After the Exploration Phase is finished and

the activities related to the Minimal Exploration

Program are performed, the Co-Venturers may: ------

a) Retain area(s) under Development or under

Discovery Evaluation. -----------------------------

b) Return the Contract Area completely. ----------

Extension of the Exploration Phase ----------------

10.16 The Exploration Phase may be extended in the

following cases: ----------------------------------

i. If at the end of the Exploration Phase the Co-

Venturers have started the drilling of the last

well provided in the Exploration Plan without

having completed the Evaluation of the Well. The

Exploration Phase shall be extended until the date

the Well is concluded. with 60 (sixty) additional

days to present the proposal for the Discovery

Evaluation Plan. ----------------------------------

a. The hypothesis presented in item (i) shall be

notified to ANP by the Co-Venturers until the

Exploration Phase is over. ------------------------

ii. If the Co-Venturers make a Discovery during

the Exploration Phase in a date when it is not

possible to perform a Discovery evaluation before

the end of this phase, the Exploration Phase may

be extended, at ANP's discretion, for any period

necessary for the performance of the Evaluation

and possibly for the issuance of Aa Certificate of

Merchantability following a Discovery Evaluation

Plan approved by ANP. -----------------------------

a. The extension mentioned in item (ii) is

exclusively limited to the area covered by the

Discovery Evaluation Plan Approved by ANP. --------

b. As a condition for the Exploration Phase to be

extended as provided in item (ii) of paragraph

10.15, the time between the notification of

Discovery mentioned in paragraph 12.1 and the

presentation of the Discovery Evaluation Plan

proposal by the Co-Venturers to ANP shall not be

greater than 6 (six) months, except in exceptional

cases previously authorized by the Contracting

party, after advice by ANP is given. --------------

Return of the Contract Area in Exploration Phase --

10.17 Within 60 (sixty) days after the end of the

Exploration Phase, the Co-Venturers shall send an

Area return plan to ANP, elaborated according to

Applicable Laws. ----------------------------------

10.18 The delivery of the area returning plan does

not imply in any kind of acknowledgement or

quittance by ANP nor does it imply that Co-

Venturers are exempt from being in compliance with

the Minimal Exploration Program. ------------------

CLAUSE ELEVEN - FINANCIAL GUARANTY OF EXPLORATION

ACTIVITIES ----------------------------------------

Financial Guaranty --------------------------------

11.1 Until the date of execution of the Contract,

the Contractor must provide financial guaranties

for the Minimal Exploration Program. --------------

11.2 If ANP approves the performance of additional

activities for the Minimal Exploration Program

with due extension of the Exploration Phase, as

provided in paragraph 10.2.1, the Contractor shall

provide financial guaranties that correspond to the

estimated value of such activities. -----------

Form of the Financial Guaranties ------------------

11.3 The Contractor may provide ANP with the

following instruments as a financial guaranty of

the Minimal Exploration Program: ------------------

a) Irrevocable Letter of Credit; ------------------

b) Performance Bond; or ---------------------------

c) Oil Pledge Contract. ---------------------------

11.4 The financial guaranties shall be in

compliance with the form indicated in the Bid

Rules. --------------------------------------------

11.5 The financial guaranties shall be valid for a

minimum period of 180 (one hundred and eighty)

days since the date expected for the end of the

Exploration Phase. --------------------------------

11.5.1 The financial guaranties shall be renewed,

whenever necessary, so as to cover a minimum period

of 180 (one hundred and eighty) days. ------

11.5.2 In case of suspension of the Exploration

Phase, the updating or renewal of the financial

guaranties shall cover a minimum term of 1 (one)

year. ---------------------------------------------

Reduction of the Guaranteed Value -----------------

11.6 Considering the extend of the activities

performed by the Co-Venturers regarding the Minimal

Exploration Program, the Co-Venturers may

request ANP for a reduction of the financial

guaranty. -----------------------------------------

11.6.1 The reduction of the financial guaranty of

the Minimal Exploration Program may not occur in

less than 3 (three) months from the previous

reduction. ----------------------------------------

11.6.2 The reduction of the value of the financial

guarantee of the Minimal Exploration Program shall

not be inferior to a converted value equivalent to

20% (twenty percent) of the total exploration

activities. ---------------------------------------

11.6.3 The drilling operations may only imply in a

reduction in the value of the financial guaranties

of the Minimal Exploration Program when: ----------

a) The well has reached its stratigraphic

objective; ----------------------------------------

b) The well has been finished; and ----------------

c) Data and information compliance with ANP

standards is confirmed. ---------------------------

11.6.4 Seismic and geochemical data survey

operations or operations involving potential

methods may only imply in a reduction of the value

of the financial guaranties for the Minimal

Exploration Program to the extent they are

delivered to ANP and their compliance with ANP's

standards is confirmed. ---------------------------

11.6.5 The financial guaranties for the Minimal

Exploration Program shall be returned to the

Contractor after ANP issues the Minimal Exploration

Program Completion Certificate. -------

11.6.6 If there are no pending matters, ANP shall

issue the Minimal Exploration Program Completion

Certificate within thirty days of its completion. -

11.7 If the Contractor does not provide the proper

financial guaranties, the Contract shall be

terminated with cause, except for any occasional

Development Areas being kept. ---------------------

Readjustment and Updating of Financial Guaranties -

11.8 ANP may readjust the estimated value of the

guaranty documents of the Minimal Exploration

Program presented by the Contractor, provided that

there are reasonable causes to do so. -------------

11.8.1 ANP shall notify the Contractor in order to

update the value of the guaranties presented,

providing reasonable explanation for the

adjustment. ---------------------------------------

11.8.2 The Contractor shall update its financial

guaranties to ANP within 60 (sixty) days after

receiving the notification mentioned in the

previous paragraph. -------------------------------

11.8.3 ANP shall not make readjustments in

intervals shorter than 1 (one) year.? -------------

Execution of the Financial Guaranties -------------

11.9 If the Co-Venturers fail to fulfill the

Minimal Exploration Program, ANP shall enforce the

execution of the financial guaranties. ------------

11.9.1 The financial guaranties do not exempt the

Co-Venturers of their obligation to fulfill their

Contractual duties. -------------------------------

11.9.2 The execution of the financial guaranties

does not preclude ANP's right to seek and apply

other reasonable remedies. ------------------------

11.9.3 The execution of the financial guaranties

implies in the termination of this Contract with

cause, with the exception of occasional

Development Areas being kept. ---------------------

11.9.4 The execution of the financial guaranties

may be replaced by a financial contribution of the

same value, and the provisions of paragraph 11

shall also apply in these circumstances.9.3. ------

---- CLAUSE TWELVE - DISCOVERY AND EVALUATION -----

Notification of Discovery -------------------------

12.1 Any Discovery of Oil or Natural Gas in the

Contract Area shall be notified by the Co-

Venturers to ANP in writing as confidential

information within 72 (seventy two) hours. --------

12.1.1 The Discovery notification shall include all

relevant data and information available. ------

Evaluation, Discovery Evaluation Plan and Final

Discovery Evaluation Report -----------------------

12.2 The Co-Venturers may, at their discretion,

evaluate an Oil and Natural Gas Discovery at any

time during the Exploration Phase. ----------------

12.2.1 The Discovery Evaluation shall be done

during the Exploration Phase ----------------------

12.3 If the Co-Venturers decide to evaluate the

Discovery, they shall submit a Discovery Evaluation

Plan to ANP for its approval. ----------

12.4 Within 60 (sixty) days after receiving the

Discovery Evaluation Plan, ANP shall approve it or

present reasons why the Co-Venturers shall make

modifications. ------------------------------------

12.4.1 The Co-Venturers shall have a maximum of 30

(thirty) days after the aforementioned notification

to present the modifications to ANP, repeating the

procedure above. --------------------

12.4.2 Occasional modifications suggested by the

Co-Venturers shall be notified formally and in

writing to ANP. The procedure defined in this

paragraph shall also apply to such modifications. -

12.5 The Final Discovery Evaluation Report

submitted by the Co-Venturers to ANP shall present

and justify an occasional proposal of retention of

the Development Area of the Commercial Discovery.

12.6 The Co-Venturers shall be authorized to start

the Discovery Evaluation Plan after it is approved

or authorized by ANP. -----------------------------

Evaluation of New Reservoir -----------------------

12.7 The Co-Venturers may evaluate an Oil and

Natural Gas Discovery in a New Reservoir at any

moment during the Contract provided that the

procedure defined in this Clause is followed,

mutate mutandis. ----------------------------------

Discovery Evaluation through Long Term Testing ----

12.8 If the Discovery Evaluation Plan includes the

performance of Long Term Tests, the Co-Venturers

shall request a specific authorization from ANP in

order to perform them. ----------------------------

12.9 When a Discovery Evaluation is to be performed

through Long Term Testing, the corresponding

Production shall be shared under the terms of this

Contract, without considering the recoup of the

Cost Oil. ---------------------------

12.9.1 The Cost Oil related to the Long Term Tests

may only be recouped in the Production Phase. -----

12.10 The performance of the Long Term Testing

without reinjection of the Natural Gas shall be

limited to a period of 180 (one hundred and eighty)

days, except in special instances, at ANP's

discretion. ---------------------------------

-- CLAUSE THIRTEEN - MERCHANTABILITY CERTIFICATE --

Co-Venturers' Option ------------------------------

13.1 Before the Exploration Phase is finished, the

Co-Venturers may, at their own discretion, make a

Discovery Merchantability Certificate through

notification to ANP, provided that the Discovery

Evaluation Plan is approved by ANP. ---------------

13.1.1 On behalf of the Operational Committee, the

Co-Venturers shall take all necessary measures to

notify the Merchantability Certificate to ANP. ----

13.1.2 If the Final Discovery Evaluation Report has

not yet been presented to ANP, it shall be attached

to the Merchantability Certificate.? -----

13.1.3 The Merchantability Certificate shall only

be valid after the approval of the Final Discovery

Evaluation Report by ANP.- ------------------------

Return of the Discovery Area ----------------------

13.2 Failure to present the Merchantability

Certificate within the term provided in the

Contract implies in the termination of the Contract

with cause regarding the area retained for

Evaluation of the Discovery. ------------------

Continuation of Exploration and/or Evaluation -----

13.3 The issuance of one or more Merchantability

Certificates by the Operational Committee does not

exempt the Co-Venturers from their obligation to

fulfill the Minimal Exploration Program. ----------

----- CHAPTER IV - DEVELOPMENT AND PRODUCTION -----

------- CLAUSE FOURTEEN - PRODUCTION PHASE --------

Start and Duration --------------------------------

14.1 The Production Phase of each Field shall start

on the date the Co-Venturers present the

Merchantability Certificate to ANP and it shall be

effective for the term of this Contract. ----------

Return of Fields ----------------------------------

14.2 After the Production Phase is completed, the

Field shall be returned to the Federation. --------

14.3 For each Field in the Contract Area, at least

36 (thirty six) months before the final date of

the term of the Contract or the before the

estimated depletion of the commercially

extractable volumes, whichever occurs first, the

Co-Venturers shall notify and submit a report to

the Contracting Party and to ANP containing

information about: --------------------------------

a) Mechanical status of the wells; ----------------

b) flow lines; ------------------------------------

c) production maps; -------------------------------

d) equipment and other assets; --------------------

e) estimated additional Production; ---------------

f) Field depletion estimative; --------------------

g) valid contracts with suppliers; and ------------

h) other relevant information. --------------------

14.4 At least 180 (one hundred and eighty) days

before the Production is completed, the Co-

Venturers shall submit a Facility Deactivation

Program to ANP, which shall describe in details all

actions necessary to deactivate the Facilities. ---

------------------------------------

14.5 Within 60 (sixty) days after receiving the

Facility Deactivation Program, ANP shall approve it

or request the Co-Venturers to make any

modifications ANP deems reasonable. ---------------

14.5.1 If ANP requests modifications, the Co-

Venturers shall have 60 (sixty) days after

receiving the notification to present said

modifications, repeating the procedure described in

this paragraph. --------------------------------

14.6 ANP may determine that the Co-Venturers shall

not perform the decommissioning of certain wells

or the deactivation or removal of certain

facilities and equipment. -------------------------

14.6.1 ANP shall be responsible for such wells,

facilities and equipment after the withdrawal of

the Co-Venturers. ---------------------------------

14.7 The start of the Facility Deactivation

Program may not occur within 180 (one hundred and

eighty) days since the date it is presented,

except when expressly authorized by ANP. ----------

-14.8 The termination of this Contract in a

certain Development Area or Field may only occur

after the Facility Deactivation Program approved by

ANP is completed, and the respective area is

returned. -----------------------------------------

14.9 If the Facility Deactivation Program

indicates an estimated additional Production

surpassing the Contract term and if the

Contracting Party, advised by ANP, requests

actions to guarantee the continuity of the

Production Operations, the Co-Venturers shall

propose an operational continuity plan to the

Operational Committee. ----------------------------

14.9.1 The operational continuity plan shall

include: ------------------------------------------

(a) the assignment of contracts with suppliers of

the Co-Venturers: ---------------------------------

(b) the possibility of acquiring goods with

service lives greater than the term of the

Contract. -----------------------------------------

-------- CLAUSE FIFTEEN - DEVELOPMENT PLAN --------

Content -------------------------------------------

15.1 The Development Plan shall include: ----------

a) the distribution of the Production; ------------

b) the control of declines in reserves; -----------

c) the minimization of Natural Gas burning and

greenhouse gas emissions to the atmosphere; -------

d) Natural Gas reinjection or recycling system,

provided that the Natural Gas may only be used in

flares for safety, emergency and commissioning

reasons, as provided in Applicable Laws; and ------

e) the proper treatment of contaminants and natural

resources resulting from Production activities,

thereby preventing their disposal in

the environment. ----------------------------------

Term ----------------------------------------------

15.2 The Development Plan shall be presented by the

Co-Venturers to ANP within 180 (one hundred and

eighty) days after the Merchantability

Certificate. --------------------------------------

Development Area ----------------------------------

15.3 The Development Area shall include all

Deposits with active production. ------------------

15.3.1 The contours of the Development Area shall

be defined according to the data and information

obtained during the performance of the Exploration

Phase and the Discovery Evaluation stage, and

according to the Best Practices in the Petroleum

Industry. -----------------------------------------

15.3.2 The Development Area shall be involved by a

single-lined area determined according to the

Applicable Laws and shall include, along with the

entire Deposits, a technical safety area around it

with at most 1 (one) kilometer in width, except in

special instances, at ANP's discretion. -----------

15.3.3 During the Development Stage, the Co-

Venturers may formally request ANP in writing for a

modification of the Development Area in order to

include other parts of the Contract Area in it,

provided that: ------------------------------------

a) It is confirmed that one or more Deposits are

outside the boundaries of the Development Area. ---

b) The parts to be included had not been returned

by the Co-Venturers as provided in this Contract. -

15.4 The Development Area to be retained shall be

the area provided in the Final Report of the

Discovery Evaluation Plan approved by ANP. --------

15.5 In the Development Area, the Co-Venturers

shall retain only the area of the Field, and return

the remaining areas to ANP. ----------------

15.5.1 The area of each Field provided in paragraph

15.5 shall be involved by a closed polygonal lined

drawn according to the Applicable Laws. -----------

----------------------------------

Approval and Performance of the Development Plan --

15.6 ANP shall approve it or request any

modifications ANP deems reasonable to be made by

the Co-Venturers within 180 (one hundred and

eighty) days since the Development Plan is received

by ANP. ----------------------------------

15.6.1 If ANP does not issue any notification in

said period, the Development Plan shall be deemed

approved. -----------------------------------------

15.6.2 If ANP requests modifications, the Co-

Venturers shall have 60 (sixty) days to present

them to ANP since the date the notification was

received, repeating the procedure provided in this

paragraph. ----------------------------------------

15.6.3 Considering the provisions in this

paragraph, the refusal of a Development Plan by

ANP implies in the termination of the Contract

with cause regarding said Development Area. ------

15.6.4 A delay in the delivery of the

Development Plan by the Co-Venturers implies in the

application of the sanctions provided in Clause

Twenty Nine - Accounting and Audit and of

sanctions provided in Applicable Laws. ------------

(a) If the failure to deliver the Development Plan

in the term established in this paragraph is

confirmed, ANP shall notify the Co-Venturers to

present them within 10 (ten) days. At the end of

said period, the Contract shall be terminated with

cause regarding the respective Development Area. --

15.7 Until the Development Plan is approved, the

Co-Venturers may only perform services or

Operations in the area of the Field upon prior

approval by ANP. ----------------------------------

15.7.1 The anticipation of the Production shall be

reasonably and formally requested in writing in a

letter that includes the precepts of conservation

of petroleum resources, assurance of operational

safety and environmental preservation. ------------

15.8 During the Production Phase, the Co-Venturers

shall perform all Operations in the area of the

Field according to the Development Plan. ----------

15.9 Any New Oil and Natural Gas Reservoir

Discovered shall be notified by the Co-Venturers to

ANP confidentially, formally and in writing within

72 (seventy two) hours. The notification shall

include all relevant data and information

available. ----------------------------------------

15.9.1 If the Co-Venturers are interested in

including the Newly Discovered Reservoir in the

Field, they shall submit a Discovery Evaluation

Plan for ANP's approval. --------------------------

15.10 The Commercial Discovery shall only be

included in the Field Production system after the

approval of the Final Discovery Evaluation Report

and of the review of the Field Development Plan by

ANP, except if expressly authorized by ANP. -------

Revisions and Modifications -----------------------

15.10 The Development Plan shall be revised or

modified under the following circumstances: -------

a) due to requirement by ANP or to a request made

by the Co-Venturers if the Development Plan is no

longer in compliance with the Applicable Laws and

with the Best Practices in the Petroleum Industry;

and -----------------------------------------------

b) due to a request by the Co-Venturers when

changes occur in the technical or economic

conditions in relation to the original conditions

when the Development Plan was created. ------------

15.10.1 The Co-Venturers shall create a formal,

well-founded request in writing for the revision or

modification of the Development Plan. ----------

15.11 The revisions of the Development Plan shall

apply, mutatis mutandis, to the provisions of

paragraph 15.6, including the non-approval of the

revisions by ANP. ---------------------------------

Buildings, Facilities and Equipment ---------------

15.12 The Co-Venturers shall be responsible for all

buildings, facilities and for the supply of

equipment for the extraction, treatment, retrieval,

storage, measurement and transference of the

Production. --------------------------------

15.12.1 The determination, by the Co-Venturers, of

the actions described in this paragraph, including

actions regarding the supply of necessary resources

shall be necessary for the validation of the

merchantability and for the Development of the

Discoveries. --------------------------------------

CLAUSE SIXTEEN - PRODUCTION START DATE AND ANNUAL

PRODUCTION PROGRAMS -------------------------------

Production Start Date -----------------------------

16.1 The Production start date for each Field shall

occur by 5 (five) years since the date for

presentation of the Merchantability Certificate,

which can be extended at the Contracting Party's

discretion, advised by ANP. -----------------------

16.1.1 The Co-Venturers shall keep ANP informed of

the estimated dates for the start of Production in

each Field. ---------------------------------------

16.1.2 The Co-Venturers shall notify ANP of the

Production start date within 24 (twenty four) hours

after it occurs. ----------------------------

16.1.3 The Production of the Field may only start

when the Natural Gas Reinjection or Recycling

system is operational. ----------------------------

Annual Production Program -------------------------

16.2 The Annual Production Program shall include

explanations for any occasional variation equal to

or higher than 10% (ten percent) of the total

annual Production informed in comparison with the

value estimated in the Development Plan. ----------

16.3 By October 31st of each calendar year, the Co-

Venturers shall deliver the Annual Production

Program of the following year to ANP, for each

Field. --------------------------------------------

16.4 The Annual Production Program regarding the

calendar year when the Production starts shall be

delivered by the Co-Venturers to ANP 60 (sixty)

days in advance of the aforementioned Production

start date. ---------------------------------------

16.5 If ANP approves the continuity of the

Production without interruption after a Long Term

Test, the revision of the Annual Production Program

shall be presented at least 60 (sixty) days in

advance of the end of the Test. -----------

Approval of the Annual Production Program ---------

16.6 ANP shall approve the Annual Production

Program or request any modifications deemed

necessary to be made by the Co-Venturers within 30

(thirty) days after receiving the Annual Production

Program. -------------------------------

16.6.1 If ANP requests any modifications, the Co-

Venturers shall present the Annual Production

Program including said modifications. -------------

(a) The Program shall be presented within 30

(thirty) days since the date of the request. ------

16.6.2 If the Co-Venturers disagree on the

proposed modifications, they may discuss them with

ANP in order to adjust the modifications to be

implemented in the Annual Production Program. -----

16.7 If, at the start date of the period mentioned

in a certain Annual Production Program, ANP and the

Co-Venturers are conflicting about the application

provided in paragraph 16.6, the Production level to

be used in any month until a final solution for the

conflict shall be the lowest one among the

Production levels proposed by the Co-Venturers and

by the ANP. ------------------

Revision ------------------------------------------

16.8 ANP and the Co-Venturers may agree on the

revision of an Annual Production Program underway,

provided that the revision meets the standards

provided in paragraphs 16.2 through 16.5. ---------

16.8.1 When the revision is proposed by ANP, the

Co-Venturers shall discuss it with ANP within 30

(thirty) days since the notification is received,

in order to present a revised Annual Production

Program. ------------------------------------------

Authorized Variation ------------------------------

16.9 The volume produced in each Field every month

cannot suffer variations higher than 15% (fifteen

percent) in relation to the estimated Production

volume for the current month of the Annual

Production Program. -------------------------------

16.9.1 Variations higher than said percentage that

occur due to technical reasons, Act of God, Force

Majeure or similar causes are permissible, upon

evaluation to be made by ANP. ---------------------

16.10 The Co-Venturers shall present a formal,

written explanation to ANP by the 15th (fifteenth)

day of the following month. -----------------------

Temporary Suspension of Production ----------------

16.11 The Co-Venturers may request ANP to approve,

upon prior express notification, a Suspension in

Production of a Field for a maximum period of one

year, except in emergencies, Act of God, Force

Majeure or similar causes, in which cases the

Suspension shall be notified immediately. ---------

16.12 ANP shall evaluate the request within 60

(sixty) days or request explanations from the Co-

Venturers. ----------------------------------------

16.12.1 The time for the evaluation shall be

renewed for an equal period. ----------------------

16.13 The Suspension of the Production shall not

imply in the suspension of the Contract term. -----

CLAUSE SEVENTEEN - MEASUREMENT AND USE OF THE

PRODUCTION SHARES ---------------------------------

Measurement ---------------------------------------

17.1 Since the Production start date of each

Field, the Co-Venturers shall regularly and

periodically measure the volume and quality of the

Oil and Natural Gas produced at the Measurement

Point. The measuring methods, equipment and

instruments to be used shall be those provided in

the respective Development Plan and according to

Applicable Laws. ----------------------------------

Sharing Point -------------------------------------

17.2 The Oil and Natural Gas Sharing Points shall

be defined during the design of each Module of the

Development Stage and shall represent the location

where the Consortium will physically supply the

portion of Production corresponding to each Co-

Venturer or its specific representative. ----------

17.3 Any volume difference occasionally occurring

between the Measurement Point and the Sharing Point

shall be considered as an operational loss under

the Contractor's exclusive responsibility, with no

rights to recoup in Cost Oil, except as provided in

clause 17.9. --------------------------

Monthly Reports -----------------------------------

17.4 The Co-Venturers shall present a monthly

Production report to ANP for each Field. ----------

17.4.1 The report shall be presented by the 15th

(fifteenth) day of each month, since the month

following the Production start date of each Field.

Use of Production ---------------------------------

17.5 The ownership of the Oil and Natural Gas

Volumes measured under the terms of paragraph 17.1

shall be given to the Contractor at the Production

Sharing Point. ------------------------------------

17.6 Considering the provisions of paragraph 17.8,

the Contractor has the right to use the Oil and

Natural Gas received by the Contractor at its own

discretion. ---------------------------------------

17.7 The use of the Oil and Natural Gas volume

produced must be in compliance with the guidelines

of Annex VII - Procedures for Calculation of the

Cost Oil and Excess in Oil, and in compliance with

the Agreement on Use of the Produced Volumes, to be

executed between the Co-Venturers before the start

of production. ------------------------------

17.7.1 During the period when the aforementioned

agreement has not been executed, the principles

defined in Annex XI - Consortium Rules shall be

applicable. ---------------------------------------

National Market Supply ----------------------------

17.8 In emergency situations that may risk the

Brazilian National supply of Oil, Natural Gas and

Petroleum Products, ANP may request the Contractor

to limit the export of these hydrocarbons. --------

17.8.1 Emergency situations shall be instituted

with a decree by the President of Brazil. ---------

17.8.2 The portion of the Production with limited

export shall be directed to supplying the Brazilian

market or filling strategic stocks for the Nation.

--------------------------------------- 17.8.3 ANP

shall formally notify the Contractor as to the

limit on exports at least 30 (thirty) days in

advance. ---------------------------------------

17.8.4 The portion of Production on which the free

use restriction is instituted shall consider, for

each month, each Contractor's share on the national

Production of Oil and Natural Gas regarding the

previous month. ---------------------

Consumption during Operations ---------------------

17.9 The Co-Venturers may use Oil and Natural Gas

produced in the Contract Area as fuel during the

Operations, provided that the Co-Venturers use

reasonable quantities. ----------------------------

17.9.1 The Co-Venturers shall inform ANP formally,

in details and in writing about the quantity of Oil

and Natural Gas consumed in the Operations and the

purpose of their use. -------------------------

17.9.2 The Co-Venturers shall include such

information in the monthly Production reports. ----

17.9.3 The Oil and Natural Gas volumes consumed in

Operations shall be calculated for purposes of

calculation of the royalties provided in Clause Six

- Royalties. ----------------------------------

Test Production -----------------------------------

17.10 The results, gross data and the

interpretations of the formation tests or Long

Duration Tests during the performance of the

Operations in this Contract shall be informed to

ANOP immediately after the Tests are completed. ---

17.10.1 The information shall also include the Oil,

Natural Gas and water volumes produced. ------

17.10.2 Regarding the Long Duration Tests, the

information shall be sent to ANP in compliance with

the periodicity defined in the approved

Discovery Evaluation Plans. -----------------------

17.11 The Production and transportation resulting

from Long Term Tests shall be notified through the

monthly Production report. ------------------------

17.11.1 The volume of Oil and Natural Gas obtained

during these tests shall be entirely considered as

Excess in Oil. ------------------------------------

17.11.2 The Cost Oil related to the Long Term Tests

shall be recouped in the Production Phase. --

17.11.3 The Contractor shall not be exempt from the

payment of the Royalties due to the Production

obtained during the testing period. ---------------

17.12 The Contractor's ownership of the Production

volume regarding the Royalties owed and paid during

Long Term Tests shall take place during the

Production Phase. ---------------------------------

Oil and Natural Gas losses and burning of Natural

Gas -----------------------------------------------

17.13 Any losses of Oil or Natural Gas occurred

under the Contractor's responsibility, as well as

any burning of Natural Gas, shall be discounted

from the portion of the Excess in Oil owned by the

Contractor after the Sharing of the Production. ---

CLAUSE EIGHTEEN - INDIVIDUALIZATION OF THE

PRODUCTION ----------------------------------------

Procedure -----------------------------------------

18.1 The procedure for Individualization of the

Production of Oil and Natural Gas shall be put in

place whenever the Deposit is found to surpass the

Contract Area. ------------------------------------

18.2 The Agreement for Individualization of the

Production and the Commitment for Individualization

of the Production shall be

created according to the provisions of Applicable

Laws, as in article 34 of Statute No. 12.351/2010.

---- CHAPTER V - PERFORMANCE OF THE OPERATIONS ----

CLAUSE NINETEEN - PERFORMANCE BY THE CO-VENTURERS

Diligence during Operations -----------------------

19.1 The Co-Venturers shall plan, prepare, perform

and control Operations in a diligent, efficient and

proper manner, observing the provisions of this

Contract, not performing any action that

constitutes or may constitute a violation of the

economic order. -----------------------------------

19.2 The Co-Venturers shall, in all Operations: ---

a) adopt the necessary measures to preserve the oil

resources and other natural resources and the

protection of human lives, of property and of the

environment, under the terms of Clause Twenty Six

- Operational Safety and Environment. Clause Twenty

Six - Operational Safety and Environment --- b)

observe the relevant standards and technical,

scientific and safety procedures, including those

regarding the recovery of fluids, in order to

properly share the Production and to control the

decline of reserves; and --------------------------

c) employ more advanced technical experiments and

technologies, including any which may improve the

economic yield and the Production of Deposits,

whenever deemed appropriate and economically

feasible, at ANP's discretion. --------------------

Licenses, Authorizations and Permits --------------

19.3 The Co-Venturers shall obtain all licenses,

authorizations and permits required under the terms

of the Applicable Laws. ---------------------

19.3.1 If such licenses, authorizations and permits

require the making of agreements with third

parties, the transaction and the execution of said

agreements are under the exclusive responsibility

of the Co-Venturers, even though the Contracting

Party and ANP may provide assistance as described

in paragraph 20.4. --------

19.4 The Contractor shall be liable for any

violation of the rights regarding materials and

operational processes protected by trademarks,

patents or other similar rights, being exclusively

responsible for the payment of any obligations,

fees, indemnities or other expenses arising as a

result of said infraction, including legal fees. --

Free Access to the Contract Area ------------------

19.5 During the term of this Contract, the Co-

Venturers shall have free access to the Contract

Area and to the facilities built in it. -----------

Drilling and Abandonment of Wells -----------------

19.6 The Co-Venturers shall formally notify ANP in

writing before the start of the drilling of any

well in the Contract Area. ------------------------

19.6.1 Along with the notification, the Co-

Venturers shall present ANP with a work program

containing detailed information about the expected

drilling operations, equipment and materials to be

used. ---------------------------------------------

19.7 The Co-Venturers may suspend the drilling of a

well and decommission it before meeting the

expected stratigraphic objective, provided that the

Applicable Laws and the Best Practices in the

Petroleum Industry are observed. ------------------

19.7.1 If the well is part of the Minimal

Exploratory Program and does not meet the

stratigraphic objective established in Annex II -

Minimal Exploratory Program, the drilling shall not

be calculated for purposes of compliance with the

Minimal Exploratory Program, unless determined

otherwise by ANP at its discretion. ---------------

Additional Work Programs --------------------------

19.8 The Co-Venturers may propose the performance

of additional work at any moment in the Contract

Area, which shall be included in the Exploration

Plan. ---------------------------------------------

Acquisition of Data out of the Contract Area ------

19.9 Upon formal written requirement to the Co-

Venturers, ANP may authorize the acquisition of

geological, geochemical and geophysical data

outside the boundaries of the Contract Area. ------

19.10 Activities performed outside the boundaries

of the Contract Area shall not be considered for

purposes of fulfillment of the Minimal Exploration

Program, but may be considered for Cost Oil. ------

19.11 The data acquired outside the boundaries of

the Contract Area shall be classified as public

data immediately after their acquisition. ---------

19.12 The data and studies acquired and/or

performed by the Co-Venturers and mentioned in

paragraph 19.9 shall observe the criteria

established by the regulatory standards edited by

ANP and shall be stored in the Exploration and

Production Database - ANP's BDEP. -----------------

CLAUSE TWENTY - CONTROL OF OPERATIONS AND

ASSISTANCE BY ANP AND BY THE CONTRACTING PARTY ----

Monitoring and Surveillance by ANP ----------------

20.1 Through direct agreement made with Federal

entities, with the Brazilian States or with the

Federal District of Brazil, ANP shall monitor and

survey the Operations permanently. ----------------

20.1.1 No actions or omissions during monitoring

and surveillance shall exempt the Contractor's

responsibility for the "lawful fulfillment of

obligations" --------------------------------------

Monitoring by the Contracting Party ---------------

20.2 The Contracting Party may monitor the

Operations at any moment. -------------------------

Access and Control --------------------------------

20.3 The Contracting Party and ANP shall have free

access to the Contract Area and to the Operations

in course, to the equipment and facilities, and to

all records, studies and technical data available.

20.3.1 The Co-Venturers shall provide the

Contracting Party's representatives and ANP with

transportation, food and accommodation at the

relevant locations in equal conditions as those

provided to their own personnel. ------------------

Assistance to the Contractor ----------------------

20.4 The Contracting Party and ANP, when required,

may provide assistance to the Co-Venturers in

obtaining the licenses, authorizations, permits and

rights defined in paragraph 19.3. -------------

Exemption of responsibility from the Contracting

Party and ANP -------------------------------------

20.5 The Contractor is fully responsible for the

performance of the Operations at its own risk, and

any assistance requested from and occasionally

provided by the Contracting Party or by ANP shall

not constitute any grounds for claims. ------------

CLAUSE TWENTY ONE - ANNUAL WORK PROGRAM AND BUDGET

Relationship between the Content and other Plans

and Programs --------------------------------------

21.1 The Annual Work Programs and Budget shall

strictly match other plans and work and investment

programs previously required and approved. --------

Terms ---------------------------------------------

21.2 The Co-Venturers shall present ANP with the

Annual Work Program and Budget by October 31st

(thirty first) of each year. ----------------------

21.2.1 The first Annual Work Program and Budget

shall cover the remainder of the current year and

shall be presented by the Co-Venturers within 60

(sixty) days since the date of execution of this

Contract. -----------------------------------------

21.2.2 If there are less than 90 (ninety) days for

the end of the first year, the first Annual Work

Program and Budget shall also include the following

year separately. ------------------------

Revisions and Modifications -----------------------

21.3 ANP shall approve or request modifications

from the Co-Venturers within 30 (thirty) days

since the Annual Work Program and Budget is

received. -----------------------------------------

21.3.1 If ANP requests said modifications, the Co-

Venturers shall present the Annual Work Program and

Budget again after having included the requested

modifications within 30 (thirty) days since the

request is made, thereby repeating the process

provided in this paragraph 21.3. ----------

--- CLAUSE TWENTY SECOND - DATA AND INFORMATION ---

Data and Information provided by the Co-Venturers -

22.1 The Co-Venturers shall keep ANP informed about

the status, results and schedules of the

Operations. ---------------------------------------

22.1.1 The Co-Venturers shall send copies of

geological, geochemical, geophysical reports,

including interpretations, well and test data, as

well as any reports or other documents, provided

in specific regulations and obtained as a result

of the Operations and of this Contract, that

contain necessary information for the

characterization of the status of the operations

and of the geological knowledge of the Contract

Area. ---------------------------------------------

22.1.2 Under the terms of article 22 of Statute

no. 9.478/197, the technical files consisting of

the information and data regarding Brazilian

sedimentary basins are an integral part of the

national oil resources. Therefore, such data and

information, including those regarding the geology,

geophysics and geochemistry of the Contract Area

shall be delivered by the Co- Venturers to the ANP

administration. --------------

22.1.3 ANP shall enforce the compliance of the

confidentiality periods as provided by Applicable

Laws. ---------------------------------------------

22.2 The quality of the copies and other media of

the data and information defined in this paragraph

shall maintain complete fidelity and equal

conditions as of the originals, including regarding

color, size, legibility, readability,

compatibility and other relevant characteristics. -

Processing or Analysis in Foreign Countries -------

22.3 The Co-Venturers may send samples of rocks and

fluids or geological, geophysical and geochemical

data to foreign countries. ------------

22.3.1 Such delivery shall only be permissible in

order to analyze, test or process the data. -------

22.3.2 Such delivery requires prior express

authorization by ANP. -----------------------------

22.3.3 The Co-Venturers shall issue a formal,

written request to ANP containing, regarding the

samples or data: ----------------------------------

a) the reason why such delivery of data to foreign

countries is necessary ----------------------------

b) detailed information of the data, and reference

to similar data kept in Brazil; -------------------

c) detailed information about the analyses, tests

and processes the data will be subject to,

especially regarding destructive tests, if any; --

d) data about the recipient institution; ----------

e) expected date for completion of the analyses,

tests and processing; and -------------------------

f) expected date of return to Brazil, when

applicable. ---------------------------------------

22.3.4 The Co-Venturers shall: --------------------

a) keep a copy of the information or data or

sample equivalent in Brazilian territory; ---------

b) return the samples, information or data to

Brazil after the analyses, tests or processing

have been completed; and --------------------------

c) supply ANP with the results obtained during the

analyses, tests and processing completed,

observing the terms provided in Applicable Laws. --

---------- CLAUSE TWENTY THREE - ASSETS -----------

Assets, Equipment, Facilities and Materials -------

23.1 The Co-Venturers shall provide, acquire, rent,

lease, or however else obtain all assets, whether

movable or immovable, including facilities,

buildings, systems, equipment, machinery, materials

and consumables necessary for the performance of

the Operations. ----------------

23.1.1 The acquisitions, rents, leases or otherwise

may be performed in Brazil or in foreign countries,

in accordance with the Applicable Laws. Facilities

or Equipment outside the Contract Area

23.2 ANP may authorize the positioning or

construction of facilities or equipment in

locations outside the Contract Area in order to

complement or optimize the logistic structure of

the Operations. -----------------------------------

23.2.1 The Co-Venturers shall issue ANP a detailed,

formal request in writing regarding the positioning

of facilities or equipment outside the boundaries

of the Contract Area. ------------------

23.2.2 The information shall include technical and

economic aspects, as well as the project for

positioning or construction, as applicable. -------

Return of Areas -----------------------------------

23.3 If pre-existing wells or infrastructures are

used, the Contractor shall be responsible for them

as provided in the Contract and in Applicable Laws.

---------------------------------------------

23.4 If a Field is used, the plan for deactivation

and decommissioning and the mechanisms to supply

the necessary funds shall be included in the

relevant Development Plan and periodically revised

throughout the Production Phase. ------------------

23.4.1 The cost of deactivation and decommissioning

Operations for a Field shall consider permanent

well decommissioning activities and removal of

lines and facilities, as well as the rehabilitation

of areas. ----------------------

Guaranties for Deactivation and Decommissioning ---

23.5 The Contractor shall provide a deactivation

and Decommissioning guaranty through an insurance,

letter of credit, securities or other guaranties

acceptable to ANP. --------------------------------

23.6 The value of the deactivation and

decommissioning guaranty of a Field shall be

revised upon a request by the Contractor or by

ANP, whenever unexpected events modify the cost of

deactivation and decommissioning Operations. ------

23.7 ANP may audit the accounting procedures used

by the Co-Venturers. ------------------------------

23.8 If the deactivation and decommissioning

guaranty consists of security funds, all funds

regarding the Operations required for the

deactivation and decommissioning of the Field shall

be directed to the benefit of the Federation. -----

----------------------------------

23.9 The provision of guaranties for the

deactivation and decommissioning activities does

not exempt the Co-Venturers from performing all

necessary Operations for the deactivation and

decommissioning of the Field. ---------------------

Assets to be Transferred --------------------------

23.10 The general policy for the assets used by the

Co-Venturers during the performance of the

Operations of this Contract is the transfer of said

assets to the Federation. --------------------

23.11 Under the terms of articles 29 item XV and

32, §§ 1 and 2 of Statute no. 12.351/2010, any and

all movable or immovable assets, whether main or

accessory, which constitute the Contract Area and

that at the Contracting Party's discretion upon

counseling by ANP are deemed necessary in order to

allow the continuity of the Operations or which use

is deemed as a public interest shall be transferred

to and owned by the Contracting Party and managed

by ANP if the Contract is terminated or portion of

the Contract Area are returned. -----

23.11.1 Assets under lease or charter contracts

with terms shorter than the duration of this

Contract shall not be transferred to and owned by

the Contracting Party nor managed by ANP. ---------

23.11.2 Assets with terms surpassing the duration

of this Contract shall include a clause allowing

for the assignment or novation to a new Party in

the lease or charter contract in order to ensure

the continuity of the Operations, as provided in

paragraph 14.9. -----------------------------------

23.12 If there is sharing of assets for the

Operations between two or more Fields at a single

Contract Area, the Co-Venturers may retain said

assets until the end of Operations. ---------------

Removal of non-transferred Assets -----------------

23.13 Assets not to be transferred - including

mountable assets - shall be removed and disposed

of in an appropriate manner by the Co-Venturers. --

CLAUSE TWENTY FOUR - PERSONNEL, SERVICES AND

SUBCONTRACTS --------------------------------------

Personnel -----------------------------------------

24.1 The Contractor, whether directly or otherwise,

shall hire all workforce required for the

performance of the Operations at its own risk,

being the sole employer of said workforce. --------

24.1.1 Hiring may be performed in Brazil or in

foreign countries, following the Contractor's

selective criteria, in accordance with the

Applicable Laws, including the obligation to meet a

minimal percentage of Brazilian employees. ------

24.2 The Contractor shall be solely responsible for

the duties regarding the entry, stay and departure

of foreign personnel in Brazil and

abroad. -------------------------------------------

24.3 The Contractor shall be in compliance with

Applicable Laws regarding the maintenance and

dismissal of employees, occupational accidents and

industrial safety, being solely responsible for the

withdrawal and payment of social security funds,

severance/labor-related taxes and other relevant

related fees in Brazilian laws. ----------

24.4 The Contractor shall ensure the proper feeding

and accommodation of its personnel on duty or

commuting, considering quantities, quality, hygiene

conditions, safety and health assistance provided

in Applicable Laws. ----------------------

24.5 The Contractor may remove or replace any

technicians or team members at any time due to

improper conduct, technical deficiency or bad

health conditions. --------------------------------

Services ------------------------------------------

24.6 Contracting of services may be performed in

Brazil or in foreign countries, in accordance with

the Applicable Laws, including the obligation to

meet a minimal percentage of Brazilian employees. -

24.7 If any Affiliates are hired, the provision of

services, the prices, the quality and other terms

agreed upon must be competitive and compatible with

the practices of the market, observing the

provisions of Clause Twenty - Control of Operations

and Assistance by ANP and by the Contracting Party.

--------------------------------

24.8 The Contractor shall enforce the provisions of

this Contract and of Applicable Laws in agreements

made with subcontractors and suppliers.

24.9 The Contractor shall be solely and objectively

liable for any activities of its subcontractors

which result in damages or losses to ANP or to the

Federation. ----------------------

24.10 The Contractor shall update any logs and

records of the services defined in paragraphs 24.1

and 24.6, in accordance with Applicable Laws. -----

------- CLAUSE TWENTY FIVE - LOCAL CONTENT --------

Contractor's Commitment to the Local Content ------

25.1 The Contractor shall: ------------------------

25.1.1 Observe the Local Content defined in Annex

IX - Commitment to the Local Content. -------------

25.1.2 Preference to hiring Brazilian Suppliers,

whenever their offers present more favorable or

equivalent price, term and quality conditions in

relation to non-Brazilian suppliers. --------------

25.2 The acquisition or hiring processes for assets

and services related to the fulfillment of this

Contract shall: ------------------------------

a) include Brazilian suppliers among the suppliers

invited to preset proposals; ----------------------

b) provide contracting specifications also in

Portuguese language; and --------------------------

c) accept equivalent specifications, provided that

the Best Practices in the Petroleum Industry are

observed. -----------------------------------------

25.2.1 The acquisition of goods and services

supplied by Affiliates is also subject to the

specifications of this Clause. --------------------

Calculation of the Local Content ------------------

25.3 For calculation purposes, the Local Content of

the goods and services shall be expressed in

percentages of the goods or services acquired or

hired. --------------------------------------------

25.3.1 The Local Content of the goods and services

shall be confirmed by ANP through the presentation

of the relevant Local Content Certificates. -------

25.3.2 Goods and services with Local Content below

10% (ten percent) shall be considered as foreign in

the calculation of the Local Content for the

fulfillment of contractual obligations. -----------

25.3.3 Notwithstanding the aforementioned

paragraph, the Local Content regarding the

acquisition of drill bits, maritime projects to

obtain seismic survey data and drill rig charters

are admissible, even if the Local Content is lower

than 10% (ten percent). ---------------------------

25.4 The Local Content of Long Term Tests shall

not be calculated in the Local Content for the

Exploration Phase. --------------------------------

25.5 In order to determine the Local Content, the

monetary values related to the acquisition of goods

and services shall be converted to the month and

year when the specifications of this Clause are

confirmed to be met, such conversion to be made

through the General Prices Index of the Market

(IGP-M) of Fundação Getúlio Vargas. -------- 25.6

The milestones for the calculation of the Local

Content by ANP shall be: -------------------- a)

the completion of the Exploration phase; and --- b)

the completion of the Development Stage for

purposes of Local Content. ------------------------

Development Stage for purposes of Local Content ---

25.7 For purposes of calculation of the Local

Content, the Development Stage shall start on the

date for the presentation of the Merchantability

Certificate and shall end, for each Module of the

Development Stage, upon the first among the

following occurrences: ----------------------------

a) five years have passed since the First Oil

Extraction; ---------------------------------------

b) the waiver of the Development of the Module of

the Development Stage; or -------------------------

c) the investments provided in the Development Plan

have been made. ------------------------------

Exemption from the Local Content Obligation -------

25.8 ANP may exceptionally exempt the Contractor

from the obligation to meet the Local Content

percentages for the hiring of certain goods or

services, upon notification to the Contractor,

when: ---------------------------------------------

a) there is no Brazilian Supplier for an asset or

service; ------------------------------------------

b) all proposals received from Brazilian Suppliers

offer excessively long delivery periods in

comparison with non-Brazilian counterparts; -------

c) all proposals received from Brazilian Suppliers

offer excessively expensive delivery price in

comparison with non-Brazilian counterparts; -------

d) a certain technology is replaced by another, to

which there is no offer for Local Content. In such

case, the exemption from Local Content obligations

applies only to the goods and services replaced

with the new technology. --------------------------

25.8.1 The exemption of the Local Content

obligations is not extended to the global Local

Content percentages, therefore not resulting in any

reduction in the global Local Content values. -

25.8.2 The request shall be made in details and

presented to ANP during the phase or stage when the

exemption is intended to be obtained. ---------

25.8.3 If ANP grants the exemption defined in this

paragraph due to the conditions presented in items

"a", "b", "c" or "d", the Contractor is required to

evidence the conditions presented for the

exemption. ----------------------------------------

25.8.4 The exemption from the obligation to fulfill

the Local Content does not apply to basic

engineering and finishing engineering items. ------

Adjustments to Committed Local Content -----------

25.9 The Contractor may request ANP for an

adjustment to the Local Content that the

Contractor has committed to. ----------------------

25.9.1 The request for reduction of the Local

Content shall be made upon the budget headings of

the Local Content table, considering the Local

Content related to other budget headings. ---------

25.9.2 The adjustments on a certain Local Content

item does not extend to the global Local Content. -

25.9.3 The request shall be made formally, in

details and presented in writing to ANP during the

phase or stage when the exemption is intended to be

obtained. --------------------------------------

25.9.4 Items associated to basic engineering and

finishing engineering may not be revised. ---------

Surplus in Local Content --------------------------

25.10 If the Contractor surpasses the Local Content

it had originally committed to, whether

during the Exploration Phase, including Long Term

Tests, or for a Module in the Development Stage,

the value in excess, in Brazilian Reais, may be

transferred to Modules of the Development Stage to

be implemented later. -----------------------------

25.11 The surplus Local Content transferred may not

be used to obtain items and sub-items related to

basic engineering and finishing engineering. ---

25.12 The value of the investment in excess

regarding Local Content originated from items and

sub-items related to basic engineering and

finishing engineering shall be transferred

multiplied by 2 (two). ----------------------------

25.13 The transfer of surplus Local Content shall

be directed to the Modules of the Development Stage

according to its implementation order. ------

25.14 The transfer of the surplus Local Content

values: -------------------------------------------

a) requires prior authorization from ANP; ---------

b) must be related to specific items indicated by

the Contractor upon the transfer request; and -----

c) does not exempt the Contractor from observing

the global Local Content percentages. -------------

Fine for Failure to Observe the Local Content -----

25.15 Failure to comply with the Local Content

shall constitute the application of a fine upon the

Contractor. -----------------------------------

25.15.1 The cost of the fine shall be calculated

with basis on the monetary value not met, Thereby

applying the following percentages: ---------------

a) If the non-compliance with the Local Content is

equal or higher than 65% (sixty five percent):

< …V?5 ; , where NR is the Local Content Not Met; and -

b) If the non-compliance with the Local Content is

equal or lower than 65% (sixty five percent): 60%

(sixty percent). ----------------------------------

25.16 If more than one item for the Local Content

has failed to reach the committed percentages, the

value of the fine shall be the sum of the fines for

each item. ------------------------------------

25.17 For the non-compliance with the global Local

Content and with items specified in Annex IX -

Local Content Commitment, the value of the fine to

be applied to the items shall be offset against the

value of the fine applied for non-compliance with

the global Local Content. --------------------

25.18 For the non-compliance with the Local

Content for items and related sub-items, as

provided in Annex IX - Local Content Commitment,

the value of the fine to be applied to sub-items

shall be offset against the value of the fine

applied for non-compliance with the Local Content

of items. -----------------------------------------

CLAUSE TWENTY SIX - OPERATIONAL SAFETY AND

ENVIRONMENT ---------------------------------------

Environmental Control -----------------------------

26.1 The Co-Venturers shall provide a safety and

environment management system that applies the Best

Practices in Petroleum Industry and observes the

Applicable Laws. ------------------------------

26.2 The Co-Venturers shall, without limitation: --

a) ensure an ecological balance for the

environment; --------------------------------------

b) minimize the occurrence of impacts and/or

damages to the environment; -----------------------

c) ensure the safety of Operations in order to

protect human life and the environment; -----------

d) ensure the protection of Brazilian cultural and

historical heritage; ------------------------------

e) repair damaged environment according to the

technical requests made by competent environmental

institutions. -----------------------

26.3 If there is the need for a Public Hearing, as

a result of an environmental license obtained with

a competent institution, the Co-Venturers shall

send a copy of the studies to ANP in order to

obtain the licenses before the date of the Hearing.

------------------------------------------

26.4 The Co-Venturers shall present ANP with copies

of the environmental licenses and of their

updates within 30 (thirty) days after they are

obtained, or in a shorter period if so required, in

order to allow for the making of an authorization

that would need such documents. -----

26.5 The Co-Venturers shall notify ANP and the

competent authorities immediately of any occurrence

resulting from an accidental fact or action which

involves risks or damages to the environment or to

human health, material losses, damages to own or

third party properties, fatalities or serious

injuries to own or third party personnel or non-

scheduled suspensions in the Operations. ----------

-------------------------

26.6 The Co-Venturers shall immediately inform the

competent authorities about the occurrence of any

spill or loss of Oil and Natural Gas and other

incidents to the competent authorities and notify

the measures taken to solve the problem. ----------

26.6.1 During the term of this Contract, the Co-

Venturers shall send a report of the greenhouse gas

emissions to the Contracting Party and to ANP by

May 31st of each year, detailing the use of said

gases by type of source. ---------------------

26.6.2 The Co-Venturers shall present ANP and other

competent institutions with a contingency plan

related to accidents with Oil, Petroleum products

and Natural Gas spills. ------------------

26.6.3 The Co-Venturers agree to perform an

environmental audit of the entire extraction and

distribution process for Oil and Natural Gas ------

from the Contract Area, issuing the results to the

Contracting Party, to ANP and to other competent

institutions. -------------------------------------

-------- CLAUSE TWENTY SEVEN - INSURANCES ---------

Insurances ----------------------------------------

27.1 The Contractor shall provide and ensure the

validity of insurance coverage for all cases

required by Applicable laws during the term of this

Contract, without loss to the Contractor's

responsibilities in this Contract. ---------------

27.1.1 The coverage of said insurances shall

include: ------------------------------------------

a) Assets; ----------------------------------------

b) Personnel; -------------------------------------

c) Extraordinary expenses during well operations; -

d) Cleaning after accident; -----------------------

e) Decontamination after accident; and ------------

f) Third party liability for environmental

damages. ------------------------------------------

27.1.2 The Contractor shall include the Contracting

Party and ANP as beneficiaries of the policies,

when applicable, without loss to the right of the

Contracting Party and of ANP to a full

reimbursement of the losses and damages exceeding

any occasional indemnity received from the

insurance. ------------------------------------

27.2 Self-coverage is allowed, provided that it is

authorized by ANP. --------------------------------

27.3 Insurance through Affiliates is permissible

provided that it is from a company authorized by

the Private Insurance Superintendency (SUSEP) to

perform Insurance activities and previously

authorized by ANP. --------------------------------

27.4 The policies and global insurance programs

for the Contractor shall be used for the purposes

of this Clause, provided that they are previously

authorized by ANP. --------------------------------

--------- CHAPTER VI - GENERAL PROVISIONS ---------

--------- CLAUSE TWENTY EIGHT - CURRENCY ----------

Currency ------------------------------------------

28.1 The currency for all purposes in this Contract

shall be the Brazilian Real. -------------

---- CLAUSE TWENTY NINE - ACCOUNTING AND AUDIT ----

Accounting ----------------------------------------

29.1 According to Applicable Laws, the Contractor

shall: --------------------------------------------

a) keep all documents, books, papers, records and

other registries; ---------------------------------

b) keep evidence documents required for the

calculation of the Local Content and of the

Governmental and Third Party shares included in the

accounting data; ------------------------------

c) write any applicable entries; and --------------

d) present accounting and financial statements. ---

29.1.1 Provide ANP with a quarterly report on

quarterly costs with Exploration, Development and

Production and a local investment report regarding

Exploration and Development under the terms of

Applicable Laws. ----------------------------------

Audit ---------------------------------------------

29.2 The Managing Party and ANP shall perform the

accounting and financial audits for this Contract

and the audits on ---------------------------------

calculation statements for Government Shares, under

the terms of article 4, --------------------- items

"d" and "e" of Statute no. 12.304/2010, and

article 43, item VII of Statute no. 9.478/1997. ---

29.2.1 The audits may be performed directly or

through agreements with third parties. ------------

29.2.2 The performance of audits shall be notified

30 (thirty) days in advance. ----------------------

29.2.3 The Managing Party and ANP shall have full

access to the documents, books, papers, records and

other registries, including contracts and

agreements made by the Contracting Party related to

the acquisition of goods and services for

Operations regarding the last five years. ---------

29.2.4 The Contractor is responsible for any

information occasionally disclosed to third

parties. ------------------------------------------

29.2.5 The Contractor shall make the relevant Local

Content Certificates available for ANP, as

well as any contracts, tax documents and other

evidence related to the goods or services acquired

for 10 (ten) years. -------------------------------

29.2.6 Failure to perform an audit shall not exempt

the Contractor's responsibility for the lawful

fulfillment of obligations. ----------------

CLAUSE THIRTY - ASSIGNMENT OF RIGHTS AND

OBLIGATIONS ---------------------------------------

Assignment ----------------------------------------

30.1 The Contract Area may be assigned, upon prior

approval by the Contracting Party and counseling by

ANP. -------------------------------------------

30.1.1 The Assignment may result in the

modification of the Consortium or in the division

of the Contract Area. -----------------------------

30.1.2 In any Assignment, the right of preference

to other Contractors must be observed, as provided

in Annex XI - Consortium Rules of the Contract. ---

30.1.3 Any Contractor may withdraw from the

Consortium under the terms of Annex XI - Consortium

Rules, without losses for the other Contractors. --

------------------------------------

30.2 An Assignment policy shall apply in the

following situations: -----------------------------

a) Merger, spin-off, absorption of company

integrating the Consortium; -----------------------

b) Direct or indirect modification of corporate

constitution implying in the transfer of the

control of shares from the Contractor or from the

majority of its share capital; or -----------------

c) Withdrawal as provided under the terms of Annex

XI - Consortium Rules. ----------------------------

30.3 Assignments of rights and obligations shall

only apply to companies that meet the technical,

legal and economic requirements determined by the

Contracting Party, advised by ANP. ----------------

30.4 Petrobras may only assign the portion of its

rights and obligations which is at a higher

percentage than of its minimum obligatory share. --

Indivisible Rights and Obligations ----------------

30.5 The Assignment of a Contract Area in part or

in full shall always be an indivisible assignment

of rights and obligations of the Contractor,

considering the joint and several liability between

the assignor and the assignee, under the terms of

Applicable Laws and of the provisions of paragraph

30.4. -----------------------------------

Partial Assignment of Areas in the Exploration

Phase ---------------------------------------------

30.6 If the Contracting Party, advised by ANP,

authorizes an Assignment of rights and obligations

that will result in the division of a Contract

Area, the area to be assigned and the remaining

area shall be involved by a single polygonal line

drawn according to the criteria established by ANP.

----------------------------------------------

30.6.1 The resulting areas shall be independent

from each other for all purposes, including the

calculation of Governmental Revenue. --------------

30.6.2 ANP may determine an additional Minimal

Exploration Program for the areas being divided. --

Assignment of Areas in the Production Phase -------

30.7 Assignment of rights and obligations of part

of a Field is not permissible, except as an

alternative to an Individualization Agreement, at

the Contracting Party's discretion, advised by ANP.

----------------------------------------------

30.8 The Consortium shall always contain a maximum

of 7 (seven) members. -----------------------------

Required Documents --------------------------------

30.9 The requests for Assignment of rights and

obligations shall be issued to ANP, which will

analyze the relevant documents and issue a

declaration to the Contracting Party. -------------

30.10 Documents that evidence the assignor

compliance with technical, legal and economic

requirements of the Contracting Party, advised by

ANP, shall not be requested when the assignor has

previously been qualified in this Contract,

provided that the documents are up-to-date. -------

Invalidity of the Assignment of Rights and

Obligations and Requirement for Prior Express

Approval ------------------------------------------

30.11 Any Assignment of rights and obligations not

in compliance with this Clause shall be void. -----

30.11.1 The Assignment of this Contract without

prior express approval by the Contracting Party,

advised by ANP, shall be considered void and

constitutes a violation with possible application

of sanctions provided in this Clause and in Clause

Thirty One - Relative Default and Penalties of this

Contract and in Applicable Laws. -------------

Assignment Approval -------------------------------

30.12 ANP shall issue a declaration to the

Contracting Party about a proposed Assignment

within 90 (ninety) days since the request is

received. -----------------------------------------

30.12.1 ANP may request modifications or require

additional documents to support the analysis. -----

30.12.2 Said modifications or requirements shall be

performed within 30 (thirty) days since the request

by ANP is made, thereby applying the term provided

in paragraph 30.12 after all requested documents

have been presented. --------------------

30.12.3 After the ANP declaration is received, the

Contracting Party shall make a decision about the

Assignment request within 60 (sixty) days. --------

30.12.4 The process of Assignment of rights and

obligations shall be invalidated if ANP

requirements are not met within the specified

period. -------------------------------------------

30.13 Within 30 (thirty) days after the approval

of the Assignment of rights and obligations, the

Contractor shall issue duly signed copies of the

Consortium Contract or of the Contract amendment

Agreement to ANP or otherwise the publication of

the invalidation certificate at a competent company

registration entity. ----------------------

30.14 The approval of the Assignment of rights and

obligations of a certain Contract Area by the

Contracting Party, advised by ANP, shall only occur

if the assignee and assignor are in compliance with

the Government Revenues and conditioned to fulfill

other obligations for ANP, except in the instance

provided in paragraph 32.4.2. ---------------------

----------------------

Assignment Approval -------------------------------

30.15 Upon approval of the Assignment of rights

and obligations by the Contracting Party, advised

by ANP, the Contract shall be amended in order to

make the Amendment effective, except as provided in

paragraph 30.17. -------------------------------

30.16 The Co-Venturers shall execute the amendment

that shall formalize the new Consortium agreement

within 30 (thirty) days since the Assignment

approval date. ------------------------------------

30.16.1 The amendment executed by the Parties shall

be effective since the publication of its copy in

the Official Federal Bulletin. ------------

New Production Sharing Contract -------------------

30.17 If a division of the Contract Area provided

in paragraph 30.6 is made, a new Production Sharing

Contract shall be executed for each new area after

the division, while maintaining the

same obligations, programs and schedules of the

original Contract. --------------------------------

30.18 After the approval of the Assignment of

rights and obligations, the Contracting Party shall

assemble ANP and the Co-Venturers to execute the

new Production Sharing Contracts within 30 (thirty)

days. ------------------------------------

30.19 The new Production Sharing Contracts executed

by the Parties shall be effective since the

publication of its copy in the Official Federal

Bulletin. ---------------------------------

CLAUSE THIRTY ONE - RELATIVE DEFAULT AND PENALTIES

Legal and Contractual Sanctions -------------------

31.1 If the Contractor is in default of its

contractual obligations or if it completes its

duties in different places, terms or way than as

was agreed upon, shall consider the application of

specific sanctions against the Contractor, without

prejudice to the liability for occasional losses

and damages caused by the default. ----------------

31.2 A Failure to fulfill the Applicable Laws shall

constitute grounds for legal and administrative

sanctions to be applied against the Contractor,

without prejudice to the application of contractual

sanctions provided in paragraph 31.1. -------------

--------------------------------

CLAUSE THIRTY TWO - TERMINATION AND END OF THE

CONTRACT ------------------------------------------

Termination with Cause ----------------------------

32.1 This Contract may be terminated with cause in

the following situations: -------------------------

i. the term provided in Clause Four - Term is

surpassed. ----------------------------------------

ii. the Exploration Phase ends without the Minimal

Exploration Program having been met. --------------

iii. at the end of the Exploration Phase if no

Commercial Discoveries occur. ---------------------

iv. if the Contractor decides to withdraw from the

Contract during the Exploration Phase. ------------

v. The Co-Venturers refuse totally or partially to

execute the Production Individualization Agreement,

upon decision by ANP. ------------------

vi. in all other situations provided in the

Contract. -----------------------------------------

Termination by mutual agreement between the

parties: Termination ------------------------------

32.2 This Contract may be terminated at any moment

upon mutual agreement between the Parties, without

prejudice to the obligations established in Clause

Ten - Exploration Phase. --------------------------

Termination during the Production Phase -----------

32.3 The Co-Venturers may terminate this Contract

at any time during the Production Phase,

withdrawing from any Fields upon notification

issued to the Contracting Party. ------------------

32.3.1 The Co-Venturers shall not stop or suspend

the Production committed in the Production Programs

for the relevant Fields for the minimum period of

180 (one hundred and eighty) days since the date

the notification to terminate the Contract was

sent. --------------------------------

Termination due to complete default: Dissolution

32.4 This Contract may be dissolved in the

following cases: ----------------------------------

(a) Co-Venturer's failure to fulfill contractual

obligations within the terms established by ANP,

not included in a termination with cause situation;

----------------------------------------

(b) Contractor's (other than the Operator)

bankruptcy; ---------------------------------------

(c) Contractor's (other than the Operator)

requirement for a reorganization plan (Chapter 11

bankruptcy). ------------------------------------

32.4.1 In order to dissolve the Contract, the term

provided in item "a" cannot be shorter than 90

(ninety) days, except in extreme cases or in the

option of the sanctions provided in paragraph 32.9.

---------------------------------------------

32.4.2 The dissolution shall be effective only

regarding the Contractor in default, and said

Contractor may transfer its rights and obligations

in this Contract to other Contractors according to

the terms of Clause Thirty - Assignment of Rights

and Obligations. ----------------------------------

32.4.3 In any of the situations provided in item

"b", a 90 (ninety) days term shall be given since

the date of said events in order for the Contractor

to assign its rights and obligations.

32.5 The dissolution shall be effective only

regarding the Contractor in default, and said

Contractor may transfer its rights and obligations

in this Contract. ---------------------------------

32.5.1 If no Assignment is made regarding the

Contractor in default, the Contracting Party,

advised by ANP, shall dissolve the Contract with

the Contractor in default without prejudice to the

rights and obligations of other Contractors. ------

32.6 The dissolution of this Contract as provided

in paragraph 32.4 shall be done after the

verification of absolute failure of the Contractor

to comply with the administrative process, despite

being given powers for its own defense. -----------

Consequences of the Dissolution -------------------

32.7 After this Contract is dissolved by the

Contracting Party, advised by ANP, the Contractor

shall be responsible for any losses and damages

resulting from its default and from the

dissolution, thereby bearing all applicable

indemnities and remedies. -------------------------

32.8 Under any termination or dissolution

circumstances provided in this Clause Thirty Two -

Extinction and Dissolution of the Contract, the

Contractor shall have no right to reimbursements. -

Option for Sanctions ------------------------------

32.9 The Contracting Party shall not dissolve this

Contract and shall propose the application of the

sanctions provided in Clause Thirty One - Relative

Default and Penalties when: -----------------------

(a) the default by the Co-Venturers in this

Contract is not deemed as a material breach at the

Contracting Party's discretion, advised by ANP. --

(b) there is confirmation that there were diligent

actions in order to correct the defaulted time. ---

CLAUSE THIRTEEN - ACT OF GOD, FORCE MAJEURE AND

SIMILAR CAUSES ------------------------------------

Total or partial exemption ------------------------

33.1 The Parties may only be exempt from the

fulfillment of the obligations committed in this

Contract in the occurrence of an Act of God, Force

Majeure and similar causes that could justify the

default as in the administration office occurrence,

the prince occurrence and unexpected interference.

-------------------------------------

33.1.1 The exemption of the defaulting Co-

Venturers obligations shall occur in consideration

of the of obligations in this Contract which

fulfillment became impossible due to the occurrence

of an Act of God, Force Majeure or similar causes

confirmed by the Contracting Party, advised by ANP.

-----------------------------------

33.1.2 The Contracting Party's decision of

acknowledging the occurrence of an Act of God,

Force Majeure or similar causes shall include the

portion of the Contract to be exempted or

extended. -----------------------------------------

33.1.3 The acknowledgement of the occurrence of an

Act of God, Force Majeure or similar causes does

not exempt the Contractor from the payment of

Governmental Revenues. ----------------------------

33.2 Upon the occurrence of events deemed as Act of

God, Force Majeure or similar causes, the affected

Party shall notify the other Party immediately,

formally and in writing, specifying the

circumstances, causes and consequences. Likewise,

the end of said events shall also be notified. ----

-------------------------------------

Modification, Suspension and Termination of the

Contract ------------------------------------------

33.3 After the end of the Act of God, Force Majeure

or similar causes, the Co-Venturers shall

fulfill the previously affected and exempted

obligations, with an extended period for

fulfillment of such obligations for a period

equivalent to the duration of the event. ----------

33.3.1 Depending on the degree and seriousness of

the effects of the Act of God, Force Majeure or

similar causes, the Parties may agree to amend the

Contract or terminate it. -------------------------

33.3.2 Depending on the degree and seriousness of

the effects of the Act of God, Force Majeure or

similar causes, the Contracting Party, advised by

ANP, may suspend the course of the contract term

regarding the affected portion of the Contract. ---

Environmental License -----------------------------

33.4 The Contracting Party, advised by ANP, may

suspend the Contract term upon the occurrence of a

confirmed delay in the process for obtaining a

license due to exclusive fault by the competent

environmental entities. ---------------------------

33.4.1 The lack of issuance by competent

environmental authorities of a license required for

the performance of exploration activities due to

stricter regulations and criteria for licensing

established after the Contract was executed may

constitute grounds for a contract termination

without any rights for indemnities for the Co-

Venturers. ----------------------------------------

Losses --------------------------------------------

33.5 The Contractor shall bear all losses from

events such as Act of God, Force Majeure or similar

causes. -----------------------------------

------ CLAUSE THIRTY FOUR - CONFIDENTIALITY -------

Co-Venturers' obligations -------------------------

34.1 All data and information acquired, processed,

produced, developed or otherwise obtained as a

result of the Operations and of the Contract shall

be strictly confidential and, therefore, shall not

be disclosed by the Co-Venturers without prior

formal written consent by ANP, except: ------------

a) if the data and information are or become public

through third parties authorized to disclose them;

------------------------------------

b) if there is the need to disclose said data and

information due to a legal requirement or court

demand; -------------------------------------------

c) if the disclosure is performed according to the

regulations and limits imposed by the stock market

where the Contractor's shares are being

negotiated; ---------------------------------------

d) if the data and information are disclosed to an

Affiliate, consultant or hired agent; -------------

e) if the disclosure is required by a financial

institution or by an Insurance company; -----------

f) if the disclosure is directed to a possible

assignee in good faith, to an Affiliate or a

consultant; and -----------------------------------

g) if the disclosure is directed to an Assignee or

Contractor of other Oil and Natural Gas Exploration

and Production regime, or otherwise its Affiliate

or a consultant in order to execute a Production

Individualization Agreement. ---------

34.1.1 Under the circumstances provided in items

"d", "e", "f" and "g", the disclosure of data and

information shall be limited to a prior formal

confidentiality agreement in writing. -------------

(a) The agreement shall provide that the latter

shall observe the provisions of paragraph 34.1 and,

in case of a violation, shall be subject to the

provisions of Clause Thirty One - Relative Default

and Penalties, although without the benefit of the

exceptions provided in Items (a) through (f) in

paragraph 34.1 for disclosure of data and

information without prior consent of the

Contracting Party. --------------------------------

34.1.2 The latter shall not have the benefit of the

exceptions provided in items "a" through "g"

regarding the disclosure of data and information

without prior consent of the Contracting Party. ---

34.1.3 Under the circumstances provided in items

"a" through "g", the Co-Venturers shall issue a

notification to the Contractor within 30 (thirty)

days since the disclosure. ------------------------

(a) The notification shall include the data and/or

information disclosed, the reasons for the

disclosure and a list of third parties that had

access to such data and/or information. -----------

(b) Under the circumstances provided in items "a"

through "g", a notification shall be issued

including also a copy of the confidentiality

agreement also mentioned in 34.1.1. ---------------

34.2 The provisions of paragraph 34.1 shall remain

effective and shall survive the end of this

Contract. -----------------------------------------

Contracting Party's and ANP's Commitment ----------

34.3 The Contracting Party and ANP agree to not

disclose any data and information obtained for the

Operations and regarding the portions retained by

the Co-Venturers. ---------------------------------

34.3.1 Such provision shall not apply if the

disclosure is required for the fulfillment of

applicable legal provisions or in order to enable

the purposes to which it was originally intended. -

CLAUSE THIRTY FIVE - NOTIFICATIONS, REQUESTS,

COMMUNICATION AND REPORTS -------------------------

Notifications, Requests, Plans, Programs, Reports

and other Information -----------------------------

35.1 Notifications, requests, plans, programs,

reports or any other information provided in this

Contract shall be formally written and delivered

personally, with a protocol, or delivered by mail

or courier, with proof of reception. --------------

35.1.1 The acts and communications regarding this

Contract shall be written in Portuguese language,

except for the initial drilling report and the ----

initial incident report, if signed by a legal

representative of the Co-Venturers or by an

attorney with specific powers. --------------------

Address -------------------------------------------

35.2 The addresses of the recipients are provided

in Annex VIII - Address. --------------------------

35.2.1 In case of a change in address, the

recipients agree to notify the other recipients

about the new address at least 30 (thirty) days

before the address is changed. --------------------

Term and Effectiveness ----------------------------

35.3 Notifications resulting from this Contract

shall be considered valid and effective since the

date they are received. ---------------------------

Modifications of the Bylaws -----------------------

35.4 The Co-Venturers shall notify ANP within 30

(thirty) days after the execution of new bylaws or

articles of association by issuing copies of said

documents, of the documents regarding the election

of their current administrator or evidence of their

current board. ------------------------------

------- CLAUSE THIRTY SIX - APPLICABLE LAWS -------

Applicable Laws -----------------------------------

36.1 This Contract shall be interpreted and

governed according to the Brazilian laws. ---------

Amicable Solutions --------------------------------

36.2 The Parties and all signatories of this

Contract agree to make all reasonable efforts in

order to solve any disputes arising out of this

Contract in good faith. ---------------------------

36.2.1 The Parties and other signatories may

mutually request an independent consultant,

provided that such agreement is made formally and

in writing, in order to obtain a complete solution

to end the dispute. -------------------------------

36.2.2 If such agreement is made, the arbitration

may only occur after the issuance of a declaration

by the consultant. --------------------------------

Suspension of Activities --------------------------

36.3 ANP shall decide on the whether or not to

suspend the activities affected by the dispute. ---

36.3.1 The basis of the decision shall consider the

need to avoid any nature of personal risks or risks

to materials, especially regarding the Operations.

---------------------------------------

Arbitration ---------------------------------------

36.4 If one of the Parties or signatories deems

impossible any condition for an amicable solution

of the dispute or controversy, said Party or

signatory may submit the dispute or controversy to

an arbitration process ad hoc, using the current

regulations as a parameter (Arbitration Rules by

the United Nations Commission on International

Trade law - UNCITRAL and in accordance with the

following precepts: -------------------------------

a) The choice of arbitration shall follow the

principles established in the Regulations of the

UNCITRAL Arbitration. -----------------------------

b) Three arbiters shall be chosen. Each stakeholder

shall elect an arbiter. The two elected arbiters

shall indicate the third one, who shall be the

chairman. ----------------------------

c) Upon agreement of the stakeholders, a single

arbiter may be elected in circumstances that do not

involve great amounts. ------------------------

d) The city of Rio de Janeiro, Brazil, shall be the

venue for the arbitration process and jurisdiction

for enforcement of the sentence. ----- e) The

language to be used during the arbitration process

is Portuguese. The stakeholders may, however,

instruct the process to create records or documents

in any other language the arbiters so decide,

without the need for an official translation. -----

--------------------------------- f) All costs

necessary for the installation and development of

the arbitration process such as attorneys' fees and

consultancy fees shall be exclusively bore by the

Contractor. The

Contracting Party shall reimburse said values if so

sentenced by the arbiters. ---------------------

g) The arbiters shall render a decision with basis

on Brazilian laws. --------------------------------

h) The sentence shall be final and binding. Any

values owed by the Contracting Party or by ANP

shall be paid off through a judiciary bond, except

in cases of administrative acknowledgement of the

request. ------------------------------------------

i) If precautionary or incidental measures or

otherwise other provisional measures are required

before the arbitration takes place, the stakeholder

may request them directly from the Legal Power with

basis on Applicable Laws. --------

36.5 The stakeholders may mutually agree to take

the arbitration process to the International

Arbitration Court of the International Chamber of

Commerce or to other recognized Arbitration Chamber

with good reputation, in accordance with the

precepts established in items (b) through (i) of

paragraph 36.4. --------------------------------

36.5.1 If the dispute or controversy exclusively

involves Public Administration figures, the matter

may be submitted to the Conciliation and

Arbitration Chamber of the Federal Administration -

CCAF of the Main Federal Law Office in Brazil ---

Venue ---------------------------------------------

36.6 For the provisions of item (f) of paragraph

36.4 and for matters not related to property

rights, under the terms of Statute no. 9.307/1996,

the Parties elect the Brazilian Federal Justice

Section of Brasília, Federal District. Brazil, as

the only competent venue, expressly waiving the

option of any other, however privileged it may be.

Performance of the Contract -----------------------

36.7 The Contractor shall maintain valid licenses

and qualifications required in the bidding during

the entire performance of the Contract, in

compliance with all commitments made. -------------

Continued Applicability ---------------------------

36.8 The provisions of this Clause shall remain

effective and shall survive the end of this

Contract. -----------------------------------------

------- CLAUSE THIRTY SEVEN - MISCELLANEOUS -------

Modifications and Amendments ----------------------

37.1 The omission or tolerance by any of the

Parties in the enforcement of provisions of this

Contract, and the acceptance of a different

performance than the performance provided herein

shall not constitute a novation nor shall limit the

rights of said Party if, subsequently, said Party

imposes the compliance of such provisions or

requires performance as contractually established.

37.2 Any modifications or amendments to this

Contract shall be made with strict observance of

the Applicable Laws, only being valid if executed

formally in writing by the representatives of the

Parties. ------------------------------------------

Headings ------------------------------------------

37.3 The headings of the paragraphs, clauses and

chapters used in this Contract were used only for

purposes of identification and reference, but shall

not be deemed to modify the interpretation of the

rights and obligations of the Parties. -----

Publicity -----------------------------------------

37.4 The Contracting Party shall announce the whole

text or copy of the terms of this Contract in the

Official Bulletin of the Federation in order to

validate it erga omnes. In witness whereof, the

Parties execute this Contract in 08 (eight)

counterparts with equal form and content, and for

the same purposes, at the presence of the witnesses

indicated below. ------------------------ Brasília,

December 2nd, 2013. ---------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

Ministry of Mining and Energy - MME ---------------

Edison Lobão --------------------------------------

Minister ------------------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

National Agency for Petroleum, Natural Gas and

Biofuels - ANP ------------------------------------

Magda Maria de Regina Chambriard ------------------

General Manager -----------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

Pré-Sal Petróleo S.A. - PPSA ----------------------

Oswaldo Antunes Pedrosa Júnior --------------------

President -----------------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

Petróleo Brasileiro S.A. - PETROBRAS --------------

Maria das Graças Silva Foster ---------------------

President -----------------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

Shell Brasil Petróleo Ltda. -----------------------

André Lopes de Araújo -----------------------------

President Director --------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

Total E&P do Brasil Ltda. -------------------------

Denis Jacques Henry Palluat de Besset -------------

General Manager -----------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

CNODC Petroleo-Petróleo e Ltda. -------------------

Bo Qiliang ----------------------------------------

Attorney in fact ----------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

CNOOC Petroleum Brasil Ltda. ----------------------

Sheng Jianbo --------------------------------------

Attorney in fact ----------------------------------

Witnesses: ----------------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

Name: Helder Queiroz Pinto Junior -----------------

Individual Taxpayer Registry No. (CPF):

870.165.917-00 ------------------------------------

--------------------------------------------------

[Document bears signature] ------------------------

--------------------------------------------------

Name: Marco Antônio Martins Almeida ---------------

Individual Taxpayer Registry No. (CPF):

221.163.621-72 ------------------------------------

------------- ANNEX I - CONTRACT AREA -------------

Cartographic Parameters used for the Coordinates --

* Geographic system -------------------------------

* Datum: SAD-69 -----------------------------------

* Point - Latitude - Longitude --------------------

1 - 24 30 0.000 S - 42 22 30.000 W ----------------

2 - 24 30 0.000 S - 41 56 15.000 W ----------------

3 - 24 35 0.000 S - 41 56 15.000 W ----------------

4 - 24 35 0.000 S - 41 48 45.000 W ----------------

5 - 24 50 0.000 S - 41 48 45.000 W ----------------

6 - 24 50 0.000 S - 42 O 0.000 W ------------------

7 - 24 45 0.000 S - 42 O 0.000 W ------------------

8 - 24 45 0.000 S - 42 15 0.000 W -----------------

9 - 24 42 30.000 S - 42 15 0.000 W ----------------

10 - 24 42 30.Ò00 S - 42 18 45.000 W --------------

11 - 24 40 0.000 S - 42 18 45.000 W ---------------

12 - 24 40 0.000 S - 42 22 30.000 W ---------------

13 - 24 30 0.000 S - 42 22 30.000 W ---------------

----- ANNEX II - MINIMAL EXPLORATION PROGRAM ------

Minimal Exploration Program and Financial

Guaranties ----------------------------------------

--------------------------------------------------

Area Designation	Area (km²)					Value of the Financial Guaranty of the First Period (R$)
		Exploration Well	Exploration Well Minimum Depth of well (age)	2D Seismic Survey (km)	3D Seismic Survey (km²)¹

Libra	1.547,76	2 wells and 1 Long Term Test	Fm. Itapema (Barremiano/ Eoaptiano)	-	1.547,00	610.903.087,00
Value of the Guaranty per activity (in full)		Six hundred and ten million, nine hundred and three thousand eighty seven Reais

--------------------------------------------------

Exploration Phase ---------------------------------

--------------------------------------------------

Duration of the Exploration Phase (years)
4 (four) years

--------------------------------------------------

1. For the purposes of the fulfillment of the

Minimal Exploration Program, the time between the

date of the purchase of the datum and the

completion date for the data acquisition campaign

shall be at most 5 (five) years. The Co-Venturers

may replace 5 linear km of non-exclusive 2D seismic

surveys for 1 km² of non-exclusive 3D seimic

surveys. -----------------------------------

ANNEX III - FINANCIAL GUARANTY REGARDING

EXPLORATION ACTIVITIES ----------------------------

Financial guaranties for the Minimal Exploration

Program shall be offered as irrevocable letters of

credit, financial insurance, oil pledge contract

and as provided in the Bid Rules for the Area of

this Production Sharing Contract. -----------------

Copies of delivered financial guaranties regarding

the Minimal Exploration Program are found below. --

--------- ANNEX IV - PERFORMANCE WARRANTY ---------

Copy of documents delivered as warranties of

performance, as provided in the Bid Rules, when

applicable, are found below. ----------------------

--------- ANNEX V - GOVERNMENTAL REVENUES ---------

Under the terms of Statute no. 12.351/2010, the

Contractor shall pay for the following Governmental

Revenues: ----------------------------

a) Signature bonuses paid by the Contractor,

according to the bidding rules, with the prices

below: --------------------------------------------

--------------------------------------------------

Signature bonus paid by the Contractor
Área (Km^)	Value paid (R$)	Value paid (in full)
1,547.76	15,000,000,000.00	Fifteen billion Reais
Total paid in the Contract	15,000,000,000.00	Fifteen billion Reais

--------------------------------------------------

b) Royalties at the amount corresponding to 15%

(fifteen percent) of the Total Oil and Natural Gas

Production Volume obtained in the Contract Area. --

ANNEX VI - GENERAL INSTRUCTIONS FOR THE EXPLORATION

PLAN ----------------------------------

1. GENERAL INFORMATION ----------------------------

1.1 The General Information for the Exploration

Plan determine the objective, content and the

procedures for ------------------------------------

its presentation to the National Agency for

Petroleum, Natural Gas and Biofuels - ANP ---------

1.1.1. The Exploration Plan shall include at least

the Minimal Exploration Program. ------------------

1.1.2 The performance of activities of the Minimal

Exploration Program may be started before the

approval of the Exploration Plan, provided that ANP

is notified in advance. -----------------------

1.1.3 The first Exploration Plan shall be presented

by the Co-Venturers at most 120 (one hundred and

twenty) days after the date established in the

Contract for organizing an Operational Committee. -

---------------------------

1.1.4 If the Co-Venturers are interested in

performing additional exploratory activities

beyond the Minimal Exploration Program, the Co-

Venturers shall present ANP with a revised

Exploration Plan 120 (one hundred and twenty) days

before the beginning of said activities. ----------

1.1.5. The additional activities shall start after

the approval of the Exploration Plan. -------------

1.1.6. At ANP's discretion, ANP may authorize the

start of the additional activities before the

approval of the Exploration Plan. -----------------

1.1.7 ANP shall approve or request modifications

from the Co-Venturers within 60 (sixty) days since

Exploration Plan is received. If ANP requests such

modifications, the Co-Venturers shall present them

within 60 (sixty) days after receiving said

requests, thereby repeating the procedure defined

in this paragraph. The performance of Exploration

activities underway shall be suspended if

reasonably required by ANP. / ---------------------

2. OBJECTIVE --------------------------------------

2.1. The Exploration Plan shall: ------------------

a) be created according to the instructions

contained in this Annex for its approval; ---------

b) contain detailed and complete information so as

to enable its approval; and -----------------------

c) allow ANP to understand, monitor and survey the

exploration activities contained in it. -----------

3. CONTENT OF THE EXPLORATION PLAN ----------------

3.1. The Exploration Plan shall contain: ----------

the names of the Co-Venturers; the name of the

Operating Party, the identification of the Contract

Area; the name of the sedimentary Basin; the number

of the Contract; -----------------------

a schedule of exploration activities for the

Exploration Plan and the budgets expected each year

with basis on attached spreadsheet; and ------ The

estimated minimum percentage to be hired as Local

Content. ------------------------------------

I. An executive summary encompassing the geological

background of the Contract Area (including a map

for localization) and the description of the

exploration activities expected, presenting

justifications; --------------

3.2. The approval of the Exploration Plan by ANP

does not imply in the automatic recoup of the

resources expected in it. -------------------------

4. MODIFICATIONS TO THE EXPLORATION PLAN ----------

4.1 Any modification to the Exploration Plan shall

be notified formally to ANP and shall include

technical justifications for it. ------------------

4.2. ANP shall have 60 days to evaluate and approve

the modifications proposed for the Exploration

Plan. ---------------------------------

4.3. ANP may request any complementary information

ANP deems relevant at any time, and may also

require an oral presentation of the Exploration

Plan and of its revisions. ------------------------

4.4 Modifications to the Exploration Plan do not

exempt the Co-Venturers of completely fulfilling

the Minimal Exploration Program. ------------------

4.5. The approval of the Report on Completion of

the Exploration Plan by ANP does not imply in the

automatic recoup of the resources included in it. -

Table 01: Template of the Exploration Plan

Spreadsheet ---------------------------------------

--------------------------------------------------

DESCRIPTION			Unit	ACTIVITIES –EXPLORATION PLAN
1- SURVEYS				First	Second	Third	Fourth
1.1.- GEOPHYSICAL
1.1.1 - GRAVIMETRY
DATA ACQUISITION			km
PROCESSING			mh
INTERPRETATION			mh
1.1.2-MAGNETOMETRY
DATA ACQUISITION			km
PROCESSING			mh
INTERPRETATION			mh
1.1.3- MARINE SEISMIC DATA ACQUISITION	2D	DATA ACQUISITION	km
		PROCESSING	mh
		INTERPRETATION	mh
	3D	DATA ACQUISITION	km²
		PROCESSING	mh
		INTERPRETATION	mh
1.1.4- LAND SEISMIC DATA ACQUISITION	2D	DATA ACQUISITION	km
		PROCESSING	mh
		INTERPRETATION	mh
	3D	DATA	km²

ACQUISITION
PROCESSING	mh
INTERPRETATION	mh
1.1.5- ELECTRO-MAGNETIC
DATA ACQUISITION	Km/Receptor

--------------------------------------------------

BUDGET- EXPLORATION PLAN (Thousands of R$)				Estimate - Local Content
First	Second	Third	Fourth

--------------------------------------------------

PROCESSING	mh
INTERPRETATION	mh
1.2-GEOCHEMICAL (Specific)
DATA ACQUISITION
PROCESSING	mh
INTERPRETATION	mh
1.3- OTHER SURVEYS (Specify)
DATA ACQUISITION
PROCESSING	mh
INTERPRETATION	mh

2-(RE) PROCESSING (Specify)
3- INTERPRETATION (Specify)
4- STUDIES
4.1.- GEOPHYSICAL (Specify)
4.2.- GEOLOGICAL (Specify)
4.3.- GEOCHEMICAL (Specify)
5-OTHERS (Specify)

6- ENVIRONMENT
6.1- Environmental Licensing	Units

--------------------------------------------------

CONTINUED - TABLE 01: MODEL OF EXPLORATION PLAN

SPREADSHEET ---------------------------------------

--------------------------------------------------

DESCRIPTION	Unit	ACTIVITIES –EXPLORATION PLAN
7 WELL		Year
Evaluation of Well		First	Second	Third	Fourth	Fifth	Sixth
Petrophysical Analyses
Logging
Formation Testing
7.1- ENVIRONMENT

7.1.1- Environmental Licensing	Units

--------------------------------------------------

BUDGET- EXPLORATION PLAN (Thousands of R$)						Estimate - Local Content
YEAR
First	Second	Third	Fourth	Fifth	Sixth

--------------------------------------------------

Exploration Plan SPREADSHEET NOTES ----------------

HEADER: YEAR: Indicate the year when the program

will be performed; Contract Area: Indicate the area

in which the program will be performed:

BASIN/STATE: Indicate the Sedimentary Basin and

Federation State in which the area is located;

OPERATOR: Indicate the name of Contract Area

Operator: CONTRACT No.: Indicate the contract

number; DATE OF ISSUE: Indicate the date when the

document will be delivered to Brazilian Oil Agency

(ANP). --------------------------------------------

DESCRIPTION OF ITEMS: -----------------------------

1. SURVEYS: 1.1.-GEOPHYSICAL SURVEYS: Surveys

required for land or marine data acquisition

through Gravimetric, Magnetometric and Seismic

methods. The measurement units for those tasks are

the following: Gravimetric: km, Magnetometric: km,

Seismic 2D - km. Seismic 3D - km²; 1.2-GEOCHEMICAL

SURVEYS: Surveys required for land or marine

geochemical data acquisition, in surface or under

surface (0/7 Slick, Piston Core, etc.). The field

regarding the measurement unit of those tasks

shall be filled according to the type of task

performed; 1.3-OTHER SURVEYS refer to any other

type of survey not specified in other items, such

as: GPR (Ground Penetrated Radar), VSP (Vertical

Seismic Profile), etc. The units shall match each

type of survey: OF ACQUISITION: When any of the

surveys mentioned above are non-exclusive, such

specification shall be placed in parenthesis beside

the type of survey. ------------------------

2. PROCESSING: Indicate the processing of data from

geophysical, geological and geochemical surveys

performed during the reference year or in previous

years. The type of processing or reprocessing

performed must be specified. The measurement unit

for processing or reprocessing shall be kilometer

or square kilometer. -----------

3. INTERPRETATION: It refers to interpretation of

geophysical, geological and geochemical data

already processed or reprocessed. The measurement

unit for interpretation shall be man-hour (mh). ---

4. STUDIES: 4.1-GEOPHYSICAL - 4.2-GEOLOGICAL - 4.3-

GEOCHEMICAL: Indicate if there is an estimate of

any type of geophysical, geological and geochemical

study, such as, for example: AVO, Seismic and

Petrophysical Modeling, Cutterhead or Core

Analysis, Oil Analysis, etc. If there is any, it

must be specified. As this is a very broad item,

the unit shall be filled in accordance with the

type of study performed. ----------------------

5. OTHERS: This item shall be used to specify any

other type of service (PHYSICAL) which is not

specified in previous items. ----------------------

Administration fees, expenditures with supporting

staff, indirect costs, etc., must NOT be included

in this item. -------------------------------------

6. ENVIRONMENT: Environmental Licensing: Indicate

the number of licenses that will be obtained with

the environmental body in order to develop the

exploration activities. ---------------------------

7. WELL: DRILLING: Indicate the number of wells

that will be drilled, indicating the estimated

depth in parenthesis; - EVALUATION OF WELL:

Indicate the number, types and petrophysical

analyses; indicate the number and types of loggings

and the number and type of formation tests. -------

------------------------------------- EXPLORATION

PLAN BUDGET: The BUDGET must have the investments

required to perform the EXPLORATION

PLAN. The spreadsheet values must be specified in

Brazilian Reais (R$). The exchange rate, for

purposes of converting Dollar to Real, must be the

one from the last business day immediately before

the month of delivery of obtained data and

information. USE THE SALES QUOTATION FROM CENTRAL

BANK OF BRAZIL. -----------------------------------

LOCAL CONTENT OF EXPLORATION PLAN shall have the

estimate, in percentage, of local content of goods

and services to be procured, directly or

indirectly, by the Contractor, related to

investments regarding the Exploration Operations in

Contract Area. ---------------------------------

ANNEX VII - PROCEDURES FOR CALCULATION OF COST OIL

AND EXCESS IN OIL ---------------------------------

------- SECTION I " PRELIMINARY PROVISIONS --------

1.1 This annex establishes the procedures for

calculation of Cost Oil and Excess in Oil, defined

in sub-items II and III of article 2 of Law

12351/2010. ---------------------------------------

1.2 The Federation shall not incur any operating

losses, and the volume from the Oil, Natural Gas

and other fluid hydrocarbon Production share of the

Federation is fixed in Measuring Point. -------

1.3 If there is more than one Declaration of

Commerciality, the Cost Oil account balance must be

prorated between the respective Fields, as

deliberated by the Managing Company. --------------

1.3.1 The Cost Oil of Production Phase shall be

calculated regarding each Field within the Contract

Area. ------------------------------------

1.3.2 The Excess in Oil of Production Phase shall

be calculated regarding each Field within the

Contract Area. ------------------------------------

1.4 Expenses regarding facilities and equipment

shared with Fields that are not related to this

Contract, and which appropriation may not be

directly performed, shall be prorated according to

the following criteria: ---------------------------

1.4.1 Expenses with Exploration activities: per

area of each contract; ----------------------------

1.4.2 Expenses related to production units,

production collection systems and flow systems:

production volume of the Field handled by the

facility; -----------------------------------------

1.4.3 Other expenses shall be prorated by the

inspected production volume of each Field. --------

SECTION II - CALCULATION OF GROSS PRODUCTION VALUE -

Gross Production Value ----------------------------

2.1 The Gross Production Value from which the

Excess in Oil is defined shall be calculated for

each Field or, when applicable, for each

Development Stage Module, in accordance with the

following formula: --------------------------------

-------- VBPm = VPFpm, PRpm, + VPFgm, PRPgm, ---------

where: --------------------------------------------

VBPm = Gross Production Value of month "m"; --------

VPFp,m = Inspected Oil Production Volume for month

m , in cubic meters. -----------------------------

PRp,m= Reference Oil Price in month "m"; -----------

VPFg.m = Inspected Natural Gas Production Volume for

month m , in cubic meters. -------------------

PRg,m= Reference Gas Natural Price produced in month

"m"; ----------------------------------------

Reference Oil Prices ------------------------------

2.2 The Reference Price to be applied every month

to the Oil produced in each Field during the

referred month, in standard measuring condition,

shall be equal to the weighted average of selling

prices practiced by each Co-Venturer, in normal

market conditions, or to its minimum price

established by ANP, whichever is higher. ----------

2.2.2 The minimum oil price shall be calculated

through a methodology established in Ordinance ANP

No. 206, of August 30th, 2000. ---------------------

2.3 The selling prices shall be net of taxes on

sale and, in case of aboard oil, free on board. ---

2.4 Until the fifth business day of each month,

from the month after the one when the Oil

Production of each Field starts, each Contractor

shall inform the Managing Company and ANP the sold

quantities, the selling prices in previous month,

and the weighted average value referred to in

paragraph 2.2 of this Annex, in addition to tax

invoices evidencing the sales. --------------------

2.5 Oil selling prices, when expressed in foreign

currency, shall be converted to national currency

by the monthly average value of official daily

exchange rates for buying foreign currency, fixed

by the Central Bank of Brazil for the month when

the sale occurred. --------------------------------

2.6 ANP shall publish, every month, a consolidation

of oil minimum price extracted from each field in

the previous month. -----------------

Reference Natural Gas Prices ----------------------

2.7 The price to be applied in each month to

Natural Gas produced during the referred month, in

each field, in standard measuring condition, shall

be equal to the weighted average of selling prices

of Natural Gas, net of taxes on sale, agreed in

selling contracts of Natural Gas produced in Field,

deducting the fees regarding the transport of

Natural Gas to delivery points and to buyers, when

applicable. ----------------------------------

2.8 Until the fifth business day of each month,

from the month after the one when the Natural Gas

Production of each Field starts, each Contractor

shall inform the Managing Company and ANP,

regarding the previous month, the sold quantities,

the selling prices, the expenses of transportation

of produced Natural Gas, and the calculated value

of Natural Gas Reference Price. -------------------

2.9 Natural Gas selling prices, when expressed in

foreign currency, shall be converted to national

currency by the monthly average value of official

daily exchange rates for buying foreign currency,

fixed by the Central Bank of Brazil for the month

when the sale occurred. ---------------------------

2.10 If there is no selling contracts for Natural

Gas produced in the Field, the price to be applied

to Natural Gas shall be calculated by the

methodology established in Resolution ANP No. 40,

of December 18th, 2009. ----------------------------

2.11 If Co-Venturers fail to present the

information required by ANP in order to fix the

Natural Gas Reference Price, or when the selling

prices informed do not reflect the normal

conditions of national market, the Natural Gas

Reference Price of each Field shall be fixed by ANP

based on Resolution ANP No. 40, of December 18th,

2009. ----------------------------------------

------- SECTION III - COST OIL CALCULATION --------

General Provisions for Cost Oil -------------------

3.1 The Cost Oil comprises the expenses incurred by

the Contractors of Contract Area, approved in

Operational Committee, and recognized by the

Managing Company, regarding the activities of: ----

3.1.1 Exploration and Evaluation; -----------------

3.1.2 Development; --------------------------------

3.1.3 Production; ---------------------------------

3.1.4 Decommissioning of facilities; and ----------

3.1.5 Research, Development and Innovation

contracted under the terms of paragraphs 7.2 and

7.3 of Clause Seven - Expenses Qualified as

Research, Development and Innovation of the

Contract. -----------------------------------------

3.3 Provided that they are related to activities

listed in paragraph 3.1, the following expenses,

among others, may be recognized as Cost Oil: ------

3.2.1 Acquisition of inputs consumed in Operations;

---------------------------------------

3.2.2 Rental, chartering and leasing of goods and

equipment used in Operations; ---------------------

3.2.3 Acquisition, processing and interpretation of

geological, geophysical and geochemical data; --

3.2.4 Value of goods incorporated to fixed assets

acquired and used in Operations; ------------------

3.2.5 Conservation, maintenance and repair of

goods, facilities and replacement of goods or

equipment lost by the Contractor when performing

the Operations, complying with the Best Practices

of Oil Industry, except for the provisions in

paragraph 3.14.10; --------------------------------

3.2.6 Acquisition and maintenance of insurances

approved by the Operational Committee; ------------

3.2.7 Operations of vessels and airships; ---------

3.2.8 Inspection, storage, handling and transport

of materials and equipment; and -------------------

3.2.9 Obtaining permissions, easements and

expropriation of properties and the like. ---------

3.2.10 Personnel directly related to Contract

activities, namely: salaries, wages, charges,

bonuses, rewards, holidays, Christmas bonus, FGTS,

medical insurance, life insurance, public and/or

private social security contributions, and other

taxes on payroll, housing allowance,

transportation allowance; ------------------------

(a) Expenses mentioned in caput of this clause

shall be suitable through indication of hours of

Operator s personnel, and based on the average cost

per employee calculated to each category and work

hours, and revised every year. ---------------

(b) During the Managing Company s audit process,

the Operator shall provide the evidence that the

average value exclusively matches the incurred

costs, not including any element of profit or

duplication of cost, and the Operator must present

the calculation notes regarding each cost, in

details and form defined by the Managing Company. -

3.2.11 Training approved by Operational Committee.

3.2.12 It will also be recoverable the costs

incurred by the Operator that (i) are not easily

identified, (ii) are not directly related to

Operations. Such expenses are estimated by the

following percentages of Cost Oil: ----------------

(a) Regarding the expenses in Exploration Phase; --

(i) 3% (three percent) when expenses range from 0

to R$ 5 million; ----------------------------------

(ii) 2% (two percent) when expenses range from 5 to

R$ 15 million; ---------------------------------

(iii) 1% (one percent) when expenses are above R$

15 million; ---------------------------------------

(a) Regarding the expenses in Production Phase:

(i) 1 % of expenses of Production Phase. ----------

Exploration and Evaluation Activities -------------

3.3 Exploration and Evaluation activities include:

3.3.1 Survey, processing, reprocessing and

interpretation of geological, geophysical and

geochemical data; ---------------------------------

3.3.2 Drilling, completion and abandonment of

exploratory wells; --------------------------------

3.3.3 Execution of formation and production wells

for Evaluation of Discovery; and ------------------

3.3.4 Implementation of facilities used for support

the purposes above, including civil engineering

services and works. -------------------

Development Activities ----------------------------

3.4 Development activities include: ---------------

3.4.1 Studies and designs for implementation of

facilities; ---------------------------------------

3.4.2 Drilling and completion of production and

injection wells; and ------------------------------

3.4.3 Installation of equipment and vessels for

extraction, collection, treatment, storage and

transfer of oil and natural gas. ------------------

a) Such facilities comprise: offshore platforms,

pipelines, oil and natural gas treatment units,

equipment and facilities for measurement of

inspected production, wellhead equipment,

production pipes, flow lines, tanks and other

facilities exclusively aimed at extraction, as well

as oil and gas pipelines directly connected to

production flow, and their respective compression

and pumping stations. -----------------

b) Secondary distribution legs not intended to

production flow must not be considered as

Development activity. -----------------------------

Production Activities -----------------------------

3.5 Production activities include: ----------------

3.5.1 Routine production operations, comprising

the Oil and Natural Gas Production, both by natural

and artificial lifting, treatment, compression,

control, measurement, testing, collection, storage,

and transfer of oil, natural gas or both; and -----

-----------------------------

3.5.2 Interventions in production and injection

wells, and maintenance and repair of production

equipment and facilities in general. --------------

Facility Decommissioning Activities ---------------

3.6 Costs intended for decommissioning of

facilities shall be deemed as recoverable in Cost

Oil, in each month. -------------------------------

3.7 Expenses with abandonment and environmental

recovery comprise the expenditures with plugging,

cementing, and other operations required to safe

closing of wells, as well as the disconnection and

removal of lines, and removal of stationary and

floating production units. ------------------------

3.8 If a fund is formed for the abandonment

obligations, the occasional positive balance of the

account or investment fund to which the previous

item refers, at the end of the Contract, shall be

returned to the Federation. --------------

Rental, Chartering and Leasing --------------------

3.9 It shall be deemed as recoverable in Cost Oil

the expenses with rentals and charters, as well as

considerations paid or credited by the renter

Contractor due to a leasing contract. -------------

3.10 When calculating the Cost Oil, the expenses

with rentals, charters and leasing shall only be

accounted in the period the good or right was used

in field. -----------------------------------------

Payments to Affiliated Companies ------------------

3.11 If the expenses made by the Contractor in

transactions with Affiliated legal entities exceed

the prices practiced in national and international

markets, for the same goods and services, in free

competition conditions, in order to determine the

allowable value for recognition in Cost Oil, it

shall be applied one of the methods in Applicable

Law, especially those described in article 18 of

Law No. 9430/1996 or other law that may replace it.

-----------------------------------------------

3.12 If the values calculated according to

applicable methods are above those effectively

disbursed, contained in respective documents, the

inclusion in Cost Oil is limited to the latter

amount. -------------------------------------------

3.13 If more than one method to define price is

used, the lowest calculated value shall be

considered for inclusion in Cost Price, observing

the provisions of the previous paragraph. ---------

Items Not Included in Cost Oil --------------------

3.14 The following items shall not be considered as

Cost Oil: --------------------------------------

3.14.1 Royalties. ---------------------------------

3.14.2 Signature bonus. ---------------------------

3.14.3 Commercial royalties paid to Affiliates. ---

3.14.4 Additional information obtained under

paragraph Annex XI - Consortium Rules. ------------

3.14.5 Economic charges and loan and financing

amortizations. ------------------------------------

3.14.6 Research, Development and Innovation

contracted under the terms of paragraph 7.5 of

Clause Seven - Expenses Qualified as Research,

Development and Innovation of the Contract. -------

3.14.7 Expenses with fixed assets which are not

directly related to activities provided in

paragraph 3.1 of this Annex. ----------------------

3.14.8 Expenses related with judicial and

extrajudicial costs, conciliations, arbitrations,

examinations, attorney s fees, any other values

resulting from loss, and damages resulting from

judicial or arbitral award, even if only merely

ratifying a court or an out-of-court agreement. ---

3.14.9 Fines, sanctions and penalties of whatsoever

nature. --------------------------------

3.14.10 Expenses with replacement of goods,

equipment and inputs that were lost, damaged, or

disenabled due to Acts of God, force majeure or

similar causes, and third party factor, as well as

bad faith, lack of ability, negligence or

imprudence of the Operator, its agents,

contractors, affiliated or associated personnel. --

3.14.11 Taxes on profit, as well as taxes that

burden acquisitions and generate useful credits to

the Contractor. -----------------------------------

3.14.12 Expenses with commercialization or

transport of Oil and Natural Gas, except for all

expenses related to Production Flow. --------------

3.14.13 Items covered by percentage defined in

paragraph 3.2.12. ---------------------------------

3.14.14 Useful tax credits to Contractors,

resulting from non-accumulation intended for

recovery of tax burden from previous stage, except

for credits that must be nullified or reversed. ---

------- SECTION IV - REGISTRATION OF ASSETS -------

4.1 The Contractor must keep a registry of all its

assets used in activities listed in paragraph 3.1

with the Managing Company. ------------------------

4.1.1 The content of such registry shall be defined

by the Managing Company through the Management

System of Production Sharing Expenses - SGPP. -----

----------------------------------------

------ SECTION V - REGISTRATION OF CONTRACTS ------

5.1 The Contractor must keep, with the Managing

Company, a registry of all its contracts executed -

for meeting the Operations of this contract. ------

5.1.1 The content of such registry shall be defined

by the Managing Company through the SGPP. -

----- SECTION VII - SYSTEMIZATION OF COST OIL -----

6.1 The Cost Oil control shall be made by an

information system managed and created by the

Managing Company and fed by the Operator, to be

called Management System of Production Sharing

Expenses - SGPP. ----------------------------------

6.2 That system must also be used for management of

compliance with Local Content by the Contractor. --

-------------------------------------

6.3 The Operator must feed the SGPP in the form,

detail, and frequency determined by the Managing

Company, with all expenses incurred in the

immediately previous period. ----------------------

6.3.1 The frequency mentioned in the caput must be,

at least, monthly. ----------------------------

6.4 Until the 25th (twenty-fifth) day of the month

after the entries, the Operator must feed the SGPP

with the mentioned entries. -----------------------

6.5 The monetary data fed to SGPP by the Operator

must be in national currency. ---------------------

6.6 To convert foreign currencies, the official

exchange rates for purchase fixed by the Central

Bank of Brazil in the day of the expenditure must

be used. ------------------------------------------

6.7 The Managing Company shall have 15 days,

counted from the receipt of the consolidated data

base, to request additional information to

Operator. -----------------------------------------

6.7.1 Entries not questioned by the Managing

Company in the 15-day term shall be deemed as Cost

Oil. ----------------------------------------------

6.7.2 After receiving the requested information,

the Managing Company shall have 15 days to express

its non-agreement through a detailed report. ------

6.7.3 The non-agreement with clarifications shall

result in non-recognition of expenses as Cost Oil.

6.7.4 If the Managing Company does not express it

within 15 days, it shall imply in recognition of

expenses as Cost Oil. -----------------------------

6.7.5 Contractors may request the revision of the

Managing Company s decision. ----------------------

6.8 At any moment, the Managing Company may request

additional information about expenses already

recognized as Cost Oil. -------------------

6.8.1 The Operator shall have 30 days, counted from

the receipt of request, to provide the due

clarifications. -----------------------------------

6.8.2 Failure to provide the requested

clarification within term shall result in the

reversal of expenses previously recognized as Cost

Oil. ----------------------------------------------

6.8.3 The non-agreement of the Managing Company

with clarifications shall result in the reversal of

expenses previously recognized as Cost Oil. ----

6.9 Acts of the Managing Company recognizing or not

any expenses shall only be definitive after the

prescribed term or it is checked by an audit. -

6.10 The Operator must keep available for the

Managing Company and for ANP, for a term of 10

(ten) years after the termination of the Contract,

all records evidencing the values fed into the

system. -------------------------------------------

Calculation of Excess in Oil of Federation --------

6.11 The Operator must feed the SGPP monthly, until

the fifth business day of each month, with the

following data regarding the previous month,

among others: -------------------------------------

6.11.1 The Production Volume; ---------------------

6.11.2 The Reference prices of oil and natural gas;

----------------------------------------------

6.11.3 The values of Royalties effectively

collected; ----------------------------------------

6.11.4 The production of each production well,

highlighting wells with restricted production, and

6.11.5 The average daily productivity of wells in

Contract Area, as well as the specification of

production wells, excluding wells with production

restricted by technical and operating reasons not

compatible with the Best Practices of Industry, and

below the average production of other wells. --

6.12 Until the last business day of each month, the

Managing Company, through the SGPP, shall

forward to the Contractors the Report on

Calculation of Excess in Oil of Federation of the

m month, containing the following information: --

1. COm-1 = accumulated balance of Cost Oil account

until the end of the previous month. --------------

2. Roym-1 = total of royalties collected by the

Contractors in the previous month. ----------------

3. VBPm-1 = Gross Production Value of the previous

month. --------------------------------------------

4. EOm-1 = Excess in Oil. equivalent to: -----------

----- VBPm-1 - Roym-1 - LESSER [COm-1;NN%*VBPm-1] -----

5. Alim-1 = aliquot of share of Excess in Oil,

calculated basing on table of paragraph 9.2,

regarding the previous month. ---------------------

6. NN = monthly limit for recovery of Cost Oil. ---

7. EOUm-1= Excess in Oil of Federation = Alim-1 *

EOm-1 ----------------------------------------------

8. Partilham+1= percentage of oil produced in m+1

month to be delivered to contractor in order to

negotiate the Federation s oil, equivalent to: ----

------------------ EOUm-1/ VPBm-1 -------------------

6.13 Every month, the oil produced in Contract Area

shall be shared in the ratio defined in Report on

Excess in Oil of Federation of the previous month,

and this rule must be considered in the agreement

of production availability to be executed between

the Co-Venturers. ----------------

-------------- ANNEX VIII- LOCATION ---------------

Ministry of Mining and Energy " MME ---------------

Esplanada dos Ministérios Bloco U - Zona Cívica,

Brasília. DF. Brazil ------------------------------

CEP 70.065-900 ------------------------------------

Pré-Sal Petróleo S.A. -----------------------------

ST SBN Quadra 2, Bloco F, Sala 1505. Asa Norte

Brasília, DF. Brazil ------------------------------

CEP 70.041-906 ------------------------------------

Petróleo Brasileiro S.A - PETROBRAS ---------------

Avenida República Chile, 65, Centro, Rio de

Janeiro, RJ, Brazil, ------------------------------

CEP 20031-912 -------------------------------------

Shell Brasil Petróleo Ltda. -----------------------

Avenida das Américas, 4200, Bloco 5, salas 101,

401, 501, 601 e 701 e Bloco 6, salas 101, 201, 301,

401, 501 e 601, Barra da Tijuca -------------- Rio

de Janeiro, RJ, Brazil ------------------------ CEP

22640-102 -------------------------------------

Total E&P do Brasil Ltda. -------------------------

Avenida República do Chile, 500, 19° andar,

Centro, Rio de Janeiro, Brazil --------------------

CEP 20031-170 -------------------------------------

CNODC Brasil Petróleo e Gás Ltda. -----------------

Avenida Rio Branco, 14,13° andar (parte), Centro -

Rio de Janeiro, RJ, Brazil ------------------------

CEP 20090-000 -------------------------------------

CNOOC Petroleum Brasil Ltda. ----------------------

Rua Teixeira de Freitas, 31. 8° andar (parte).

Centro --------------------------------------------

Rio de Janeiro, RJ, Brazil ------------------------

CEP 20021-350 -------------------------------------

------- ANNEX IX - LOCAL CONTENT COMMITMENT -------

The Contractor undertakes to comply with the

following minimum percentage of Local Content in

acquisition or hiring of goods and services

intended to meet the objective of this Contract: --

--------------------------------------------------

3 Exploration Phase
Sub-system	Item	Minimum local content of item (%)	Minimum Local Content — Exploration Phase (%)
Operational Support	Logistic Support (Offshore/Air/Base) (note 1)	50	37
Geology and Geophysics	Data Acquisition	5
	Interpretation and Processing	85
Drilling, Evaluation and Completion	Drilling rig	29
	Drilling + Completion (note 2)	45
	Auxiliary Systems (note 3)	54
Long Term Test (TLD)	(note 4)	15

--------------------------------------------------

Production Development Stage - modules with first oil until 2021
Sub-system	Item		Minimum local content of item (%)	Minimum Local Content – modules of Development Stage (%)
	Drilling rig		50	55
Drilling, Evaluation and Completion	Logistic Support (Offshore/Air/Base) (note 1)		50
	Christmas Tree		70
	Drilling + Completion (note 2)		37
	Auxiliary Systems (note 3)		58
Production	Flowlines	Flexible	40

Collect System		Rigid	80
	Basic Engineering		90
	Detailed Engineering		90
	Management, Construction and Assembly		34
	Flexible Production/Injection Lines (Flowlines, Risers)		56
	Rigid Production/Injection Lines		50
	Manifolds		70
	Subsea Control System		2D
	Umbilicals		55
UEP	Shell	Basic Engineering	90
		Detailed Engineering	90
		Management	90
		Construction and Assembly	75
		Commissioning	90
		Systems and Equipment	40
		Naval Systems	50
		Materials	80
	Plants (note 5)	Basic Engineering	90
		Detailed Engineering	90
		Management	90
		Construction and	75

	Assembly
	Commissioning	90
	Systems and Equip. (note 5.1)	57
	Materials	80
Installation and Integration of Modules	Basic Engineering	90
	Detailed Engineering	90
	Management	80
	Construction and Assembly	75
	Naval Assets	10
	Commissioning	75
	Materials	75
Mooring	Pre-instal. and Hook up of Lines	40
	Mooring Systems	85

--------------------------------------------------

Production Development Stage — modules with first oil from 2022 on
Sub-system	Item	Minimum local content of item (%)	Minimum local content — Modules of Development Stage (%)
Drilling, Evaluation and Completion	Drilling rig	65	59
	Logistic Support (Offshore/Air/Base) (note 1)	60
	Christmas Tree	70
	Drilling + Completion (note 2)	37

	Auxiliary Systems (note 3)		58
Production Collect System	Flowlines	Flexible	40
		Rigid	80
	Basic Engineering		90
	Detailed Engineering		90
	Management, Construction and Assembly		34
	Flexible Production/Injection Lines (Flowlines, Risers)		56
	Rigid Production/Injection Lines		50
	Manifolds		70
	Subsea Control System		20
	Umbilicals		55
UEP	Shell	Basic Engineering	90
		Detailed Engineering	90
		Management	90
		Construction and Assembly	80
		Commissioning	90
		Systems and Equipment	40
		Naval Systems	50
		Materials	80
	Plants (note 5)	Basic Engineering	90
		Detailed Engineering	90

	Management	90
	Construction and Assembly	80
	Commissioning	90
	Systems and Equip. (note 5.2)	58
	Materials	80
Installation and Integration of Modules	Basic Engineering	90
	Detailed Engineering	90
	Management	85
	Construction and Assembly	80
	Naval Assets	10
	Commissioning	80
	Materials	75
Mooring	Pre-instal. and Hook up of Lines	50
	Mooring Systems	85

--------------------------------------------------

Notes ---------------------------------------------

(1) In the composition of local content measured

for logistic support, in Exploration Phase and

Production Development Stage, the following

specific content must be considered: --------------

--------------------------------------------------

Sub-items	Exploratory Phase	Production Development Stage until 2021	Production Development Stage from 2022 on
Offshore Support	50	50	50
Air Support	50	50	50
Onshore Support	80	80	80

--------------------------------------------------

(2) In the composition of local content measured

for drilling, evaluation and completion, in

Exploration Phase and Production Development

Stage, the following specific content must be

considered: ---------------------------------------

--------------------------------------------------

Sub-items	Exploratory Phase	Production Development Stage until 2021	Production Development Stage from 2022 on
Drills	5	5	5
Wellheads	60	60	60
Flow String	24	32	32

Well Equipment	50	50	50
Coating	73	73	73

--------------------------------------------------

(3) In the composition of auxiliary systems, the

following sub-items must be considered: -----------

--------------------------------------------------

Sub-items	Exploratory Phase	Production Development Stage until 2021	Production Development Stage from 2022 on
Field Instrumentation	40	40	40
Automation System	60	75	80
Fiscal Measurement System	60	60	60
Telecommunications System	40	40	40
Electrical System	70	70	70

--------------------------------------------------

(4) This item is highlighted in Exploration Phase,

as both related investments and CL indexes must be

treated separately from investments and indexes

regarding the Exploration Phase. It covers the sum

of expenses with chartering and operation of

production unit or rig, production services,

materials and equipment used in wells for TLD (flow

string, ANM, among others), production lines and

risers, offloading, logistics supporting the

production system, and services to incorporate

acquired data. ------------------------------------

(5) This item comprises: process plant, gas

handling plant, and water injection plant. (5.1) --

--------------------------------------------------

Production Development Stage - modules with first oil until 2021
Equipment		Minimum Local Content (%)
Boiler	Furnaces	80
	Tanks	83
	Pressure Vessels	70
Field Instrumentation		40
Static Mechanical	Filters	80
	Cathodic Protection	90
	Burners	14
	Valves (up to 24")	58
Rotary Mechanical	Pumps	70

Rotary Mechanical - Alternative Compressors	70
Rotary Mechanical - Screw Compressors	70
Rotary Mechanical - Diesel Engines (up to 600 hp)	65
Rotary Mechanical - Gas Turbines	35
Rotary Mechanical - Steam Turbines	80
Automation System	75
Fiscal Measurement System	60
Telecommunications Systems	40
Electrical System	70
Process Tower	75
Cooling Tower	85
Heat Exchangers	50

--------------------------------------------------

Production Development Stage - modules with first oil until 2022
Equipment		Minimum Local Content (%)
Boiler	Furnaces	80
	Tanks	83
	Pressure Vessels	70
Field Instrumentation		40
Static Mechanical	Filters	80
	Cathodic Protection	90
	Burners	14

	Valves (up to 24")	58
Rotary Mechanical	Pumps	70
	Rotary Mechanical - Alternative Compressors	70
	Rotary Mechanical - Screw Compressors	70
	Rotary Mechanical - Diesel Engines (up to 600 hp)	65
	Rotary Mechanical - Gas Turbines	35
	Rotary Mechanical - Steam Turbines	80
	Automation System	80
	Fiscal Measurement System	60
	Telecommunications Systems	40
	Electrical System	70
	Process Tower	80
	Cooling Tower	85
Heat Exchangers		55

--------------------------------------------------

---------- ANNEX X - CONSORTIUM CONTRACT ----------

----------- ANNEX XI - CONSORTIUM RULES -----------

ANNEX III - FINANCIAL GUARANTY REGARDING THE

EXPLORATION ACTIVITIES ----------------------------

--------------------------------------------------

[Letterhead document with logo: citi] -------------

--------------------------------------------------

------ IRREVOCABLE STAND-BY LETTER OF CREDIT ------

---------- Issued by BANCO CITIBANK S/A -----------

Rio de Janeiro, 11/21/2013. -----------------------

Date: 12/02/2013. ---------------------------------

No.: 276770/13 ------------------------------------

Starting Face Amount: R$ 61,090,308.70 (sixty-one

million ninety thousand three hundred eight Reais

and seventy cents) --------------------------------

Brazilian Oil, Natural Gas and Biofuel Agency -----

Avenida Rio Branco, 65, 19° andar -----------------

20090-004 Rio de Janeiro --------------------------

Brazil --------------------------------------------

Dear Sirs or Madams: ------------------------------

1. BANCO CITIBANK S/A, with main offices at the

City of São Paulo, State of São Paulo, at Av.

Paulista, 1,111, 2º ander (Parte), enrolled in

C.N.P.J. under No. 33.479.023/0001-80, constituted

under the laws of the Federative Republic of

Brazil, the Issuer , hereby issues in favor of the

Brazilian Oil, Natural Gas and Biofuel Agency -

ANP, an Agency comprising the indirect Federal

Public Administration of the Government of the

Federative Republic of Brazil, The Irrevocable

Stand-By Letter of Credit No. 276770/13, through

which the Issuer authorizes ANP to draw, in a

single operation, the Face Amount of R$

61,090,308.70 (sixty-one million ninety thousand

three hundred eight Reais and seventy cents) upon

presentation of a Payment Order and a Draft

Certificate (defined below) in a establishment of

the Issuer mentioned in Clause 5 of this Letter of

Credit, during the Drawing Period (as defined in

item 4, below). -----------------------------------

2. This Letter of Credit was prepared in accordance

with the Production Sharing Contract No.

48610.011150/2013-10, regarding the area(s)

LIBRA_P1, to be executed in 12/02/2013, between ANP

and the Contractor(s) CNODC BRASIL PETRÓLEO E GÁS

LTDA, constituted under the laws of the Federative

Republic of Brazil. The capitalized terms used and

not defined herein (including the attached

documents) have the respective meanings set forth

in the Contract. ------------------------ Insert

face amount of Letter of Credit ------------ SAC

Citi 0800 979 2484 - Customer Service. --------

3. The starting Face Amount of the Letter of

Credit is R$ 61,090,308.707 (sixty-one million

ninety thousand three hundred eight Reais and

seventy cents), which may be reduced upon

presentation from ANP, to the Issuer, of a

Certificate (Reduction Certificate) as defined in

Document 1, specifying a new and lower Face

Amount. -------------------------------------------

4. The Face Amount of the Letter of Credit may be

drawn by ANP, according to provision in Clause 5

of this Letter of Credit, at any Banking Day

during the Drawing Period, starting at 10:00 AM

and finishing at 4:00 PM, Rio de Janeiro s time,

between 12/02/2013 and 05/31/2018' (the Draft

Period ). Banking Day is any day that is not

Saturday, Sunday or a day in which commercial

banks in the city of Rio de Janeiro are authorized

or obligated to close by a law, regulating

standard or decree. -------------------------------

5. The drawing may only be done upon presentation,

from ANP to the Issuer, of a Payment Order, as

shown in Document 2 (Payment Order) and a Draft

Certificate, prepared by ANP, as shown in Document

3 (Draft Certificate). The presentation of Payment

Order and Draft Certificate must be done at the

Issuer s establishment in the city of Rio de

Janeiro, located at Rua da Assembleia, 100 - 3º

andar - Centro CEP: 20011-000, or in other address

in this city, designated by the Issuer to ANP, in

notification made according to Clause 9 of this

Letter of Credit. ---------------------------------

6. Upon presentation of the Payment Order and

Draft Certificate by ANP, during the Drawing

Period, at the establishment designated by the

Issuer on Clause 5 of this Letter of Credit, the

Issuer must pay the Face Amount, in Reais,

according to the procedure established in draft

certificate, and the issuer must make the payment

until the business day immediately after the order

presentation. -------------------------------------

7. This Letter of Credit shall expire whenever the

first of the following events takes place: (i) on

05/31/2018*, (ii) at the reduction of Face Amount

of this Letter of Credit to zero, (iii) on the date

the ANP presents to the Issuer a Certificate

prepared by ANP in compliance with Document 4

(Completion Certificate), and (iv) at the

irrevocable payment from the Issuer to ANP, as

defined in Clause 6 of this Letter of Credit, of

the Face Amount through a suitable draw. However,

any drawing performed correctly before the

expiration of this Letter of Credit shall be

honored by the Issuer. If the establishment

designated by the Issuer in Clause 5 of this

Letter of Credit is closed on the date defined in

(i) of this Clause 7, the expiration date of this

Letter of Credit and of the Drawing Period shall

extend until the next Banking Day when the

referred establishment is open. -------------------

1For each Exploration Period, insert the date

referring to 180 days after the last day of the

given Exploration Period. For each Exploration

Period, insert the date referring to 180 days

after the last day of the given Exploration

Period. ------------------------------------------

8. Only ANP may draw this Letter of Credit, as well

as exercise any rights defined herein. -------

9. All notices, demands, instructions, waivers, or

other information to be provided regarding this

Letter of Credit must be drawn up in Portuguese,

and delivered by a carrier or courier, certified

mail, or fax, and sent to the following addresses:

(i) To the Issuer: --------------------------------

BANCO CITIBANK S/A --------------------------------

Rua da Assembléia, 100 - 3° andar - Centro --------

CEP: 20011-000 ------------------------------------

Rio de Janeiro - RJ - Brazil ----------------------

(ii) To ANP: --------------------------------------

Exploration Superintendence, Avenida Rio Branco,

65, 19° andar -------------------------------------

20090-004 -----------------------------------------

Rio de Janeiro RJ -------------------------------

Brazil --------------------------------------------

Fax (21)21128419/0102 -----------------------------

The addresses and fax numbers for information

pursuant to this Letter of Credit may be amended by

the Issuer or ANP by notice given to the other at

least 15 banking days prior to the change. ----

10. This Letter of Credit establishes, in full and

unconditional terms, the obligation of the Issuer,

and that obligation shall not be changed or added

based on any document, instrument or agreement

mentioned herein, except for the Payment Order,

Draft Certificate and any Completion Certificate.

11. This Letter of Credit, in the terms and

conditions presented herein and for the purpose it

is intended, is a valid, legal and enforceable

document in the market in which it is charged, and

the Issuer may not give ANP claims of whatsoever

nature which prevent its full and total execution.

Yours sincerely, ----------------------------------

BANCO CITIBANK S/A --------------------------------

--------------------------------------------------

[Bears Signature] ---------------------------------

--------------------------------------------------

Bruno Toledo --------------------------------------

Global Banking ------------------------------------

Document 1 ----------------------------------------

-------------- REDUCTION CERTIFICATE --------------

In reference to the Irrevocable Stand-By Letter of

Credit (Letter of Credit) No. [insert number of

Letter of Credit], dated [insert data, in

month/day/year form], -----------------------------

issued by [Insert Bank name] in favor of ANP. The

capitalized terms from this point on not defined

herein shall have the respective meanings set forth

in the Letter of Credit. --------------------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount in Reais, specified below (a), is

the allocable amount in Face Amount of the Letter

of Credit to the works performed by Contractors

regarding the Minimum Exploration Program until the

date of this Certificate; and -----------------

(ii) The Face Amount of the Letter of Credit shall

be reduced to a value equal to the Remaining Face

Amount, specified below (b), effective from the

date of this Certificate. -------------------------

(a) Amount in Reais allocable to works in the

Program R$ [insert the amount] --------------------

Minimum Exploration [Face] ----------------------

(b) Remaining Face Amount R$ [insert Face Amount] -

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

Document 2 ----------------------------------------

------------------ PAYMENT ORDER ------------------

Letter of Credit No. [insert number of Letter of

Credit] -------------------------------------------

--------------- Rio de Janeiro -RJ ----------------

Date: [insert date in the format month/day/year]. -

At sight ------------------------------------------

Pay BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY

the face amount of R$ [insert Face Amount] ([insert

amount in full] reais). ------------------

Draft according to Irrevocable Stand-By Letter of

Credit No. [insert number of Letter of Credit]

issued by [Insert Bank name] ----------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

To: [Insert Issuer s name] ------------------------

Address: [Insert Issuer s address] ----------------

Document 3 ----------------------------------------

---------------- DRAFT CERTIFICATE ----------------

Reference is made to this Irrevocable Stand-By

Letter of Credit (Letter of Credit) No. [insert

number of Letter of Credit], dated [insert date in

format month/day/year], issued by [Insert Bank

name] in favor of Brazilian Oil, Natural Gas and

Biofuel Agency (ANP). The capitalized terms used

herein and not defined have the respective meanings

set forth in the Letter of Credit. -------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certifies

that (i) the Production Sharing Contract has

finished without the fulfillment of the Minimum

Exploration Program, or (ii) the Minimum

Exploratory Program was not fulfilled by the

Contractors from: [insert date in format

month/day/year, of the last day established for

Exploration Period]; ------------------------------

The Payment of the Face Amount updated in Reais, on

this date, of the Letter of Credit No. [insert

number of Letter of Credit] must be made by the

Issuer to the following account: ------------------

[Insert details of ANP account in Rio de Janeiro] -

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY -----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

1Insert the last day of the Exploration Period for

which the Letter of Credit was issued ------------

Document 4 ----------------------------------------

------------- COMPLETION CERTIFICATE --------------

Reference is made to this Irrevocable Stand-By

Letter of Credit (Letter of Credit) No. [insert

number of Letter of Credit], dated [insert date in

format month/day/year], issued by [Insert Bank

name] in favor of the Brazilian Oil, Natural Gas

and Biofuel Agency ( ANP ). The capitalized terms

not defined herein shall have the respective

meanings set forth in the Letter of Credit. -------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount allocated to the Letter of Credit,

related to the full compliance with the Minimum

Exploration Program, was completed by

Contractor(s), or the Letter of Credit was duly

replaced by another instrument of guaranty

accepted by ANP; and ------------------------------

(ii) The letter of Credit expires on the date of

this Certificate. ---------------------------------

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

------ IRREVOCABLE STAND-BY LETTER OF CREDIT ------

---------- Issued by BANCO CITIBANK S/A -----------

Rio de Janeiro, 11/21/2013. -----------------------

Date: 12/02/2013. ---------------------------------

No.:276767/13 -------------------------------------

Starting Face Amount: R$ 61,090,308.70 (sixty-one

million ninety thousand three hundred eight Reais

and seventy cents) --------------------------------

Brazilian Oil, Natural Gas and Biofuel Agency

Avenida Rio Branco 65, 19º andar, 20090-004, Rio de

Janeiro, Brazil --------------------------------

Dear Sirs or Madams: ------------------------------

1. BANCO CITIBANK S/A, with main offices at the

City of São Paulo, State of São Paulo, at Av.

Paulista, 1,111, 2º andar (Parte), enrolled in

C.N.P.J. under No. 33.479.023/0001-80, constituted

under the laws of the Federative Republic of

Brazil, the Issuer , hereby issues in favor of the

Brazilian Oil, Natural Gas and Biofuel Agency -

ANP, an Agency comprising the indirect Federal

Public Administration of the Government of the

Federative Republic of Brazil, the Irrevocable

Stand-By Letter of Credit No. 276770/13, through

which the Issuer authorizes ANP to draw, in a

single drawing, the Face Amount of R$

61,090,308.701 (sixty-one million ninety thousand

three hundred eight Reais and seventy cents) upon

presentation of a Payment Order and a Draft

Certificate (defined below) in a establishment of

the Issuer mentioned in Clause 5 of this Letter of

Credit, during the Drawing Period (as defined in

item 4, below). -----------------------------------

2. This Letter of Credit was prepared in

accordance with the Production Sharing Contract No.

48610.011150/2013-10, regarding the area(s)

LIBRA_P1, to be executed in 12/02/2013, between

ANP and the Contractor(s) CNOOC BRASIL PETRÓLEO E

GÁS LTDA, constituted under the laws of the

Federative Republic of Brazil. The capitalized

terms used and not defined herein (including the

attached documents) have the respective meanings

set forth in the Contract. ------------------------

1 Insert face amount of Letter of Credit -----------

3. The starting Face Amount of the Letter of Credit

is R$ 61,090,308.707 (sixty-one million ninety

thousand three hundred eight Reais and seventy

cents), which may be reduced upon presentation from

ANP, to the Issuer, of a Certificate (Reduction

Certificate) as defined in Document 1, specifying a

new and lower Face Amount. ------------------------

-------------------

4. The Face Amount of the Letter of Credit may be

drawn by ANP, according to provision in Clause 5

of this Letter of Credit, at any Banking Day

during the Drawing Period, starting at 10:00 AM and

finishing at 4:00 PM, Rio de Janeiro s time,

between 12/02/2013 and 05/31/2018' (the Drawing

Period ). Banking Day is any day that is not

Saturday, Sunday or a day in which commercial banks

in the city of Rio de Janeiro are authorized or

obligated to close by a law, regulating

standard or decree. -------------------------------

5. The drawing may only be done upon presentation,

from ANP to the Issuer, of a Payment Order, as

shown in Document 2 (Payment Order) and a Draft

Certificate, prepared by ANP, as shown in Document

3 (Draft Certificate). The presentation of Payment

Order and Draft Certificate must be done at the

Issuer s establishment in the city of Rio de

Janeiro, located at Rua da Assembleia, 100 - 3º

andar - Centro CEP: 20011-000, or in other address

in this city, designated by the Issuer to ANP, in

notification made according to Clause 9 of this

Letter of Credit. ---------------------------------

6. Upon presentation of the Payment Order and Draft

Certificate by ANP, during the Drawing Period, at

the establishment designated by the Issuer on

Clause 5 of this Letter of Credit, the Issuer must

pay the Face Amount, in Reais, according to the

procedure established in draft certificate, and the

issuer must make the payment until the business day

immediately after the order presentation. ---------

----------------------------

7. This Letter of Credit shall expire whenever the

first of the following events takes place: (i) on

05/31/2018*, (ii) at the reduction of Face Amount

of this Letter of Credit to zero, (iii) on the date

the ANP presents to the Issuer a Certificate

prepared by ANP in compliance with Document 4

(Completion Certificate), and (iv) at the

irrevocable payment from the Issuer to ANP, as

defined in Clause 6 of this Letter of Credit, of

the Face Amount through a suitable drawing.

However, any drawing performed correctly before the

expiration of this Letter of Credit shall be

honored by the Issuer. If the establishment

designated by the Issuer in Clause 5 of this Letter

of Credit is closed on the date defined in (i) of

this Clause 7, the expiration date of this Letter

of Credit and of the Drawing Period shall extend

until the next Banking Day when the referred

establishment is open. -------------------

1For each Exploration Period, insert the date

referring to 180 days after the last day of the

given Exploration Period. -------------------------

1For each Exploration Period, insert the date

referring to 180 days after the last day of the

given Exploration Period. -------------------------

8. Only ANP may draw this Letter of Credit, as well

as exercise any rights defined herein. -------

9. All notices, demands, instructions, waivers, or

other information to be provided regarding this

Letter of Credit must be drawn up in Portuguese,

and delivered by a carrier or courier, certified

mail, or fax, and sent to the following addresses:

(i) To the Issuer: --------------------------------

BANCO CITIBANK S/A --------------------------------

Rua da Assembléia, 100 - 3° andar - Centro --------

CEP: 20011-000 ------------------------------------

Rio de Janeiro - RJ - Brazil ----------------------

(ii) To ANP: --------------------------------------

Exploration Superintendence -----------------------

Avenida Rio Branco, 65,19° andar ------------------

20090-004 -----------------------------------------

Rio de Janeiro RJ -------------------------------

Brazil --------------------------------------------

Fax(21)21128419/0102 ------------------------------

The addresses and fax numbers for notices given

pursuant to this Letter of Credit may be amended by

the Issuer or ANP by notice given to the other at

least 15 banking days prior to the change. ----

10. This Letter of Credit establishes, in full and

unconditional terms, the obligation of the Issuer,

and that obligation shall not be changed or added

based on any document, instrument or agreement

mentioned herein, except for the Payment Order,

Draft Certificate and any Completion Certificate.

11. This Letter of Credit, in the terms and

conditions presented herein and for the purpose it

is intended, is a valid, legal and enforceable

document in the market in which it is charged, and

the Issuer may not give ANP claims of whatsoever

nature which prevent its full and total execution.

Yours sincerely, ----------------------------------

BANCO CITIBANK S/A --------------------------------

--------------------------------------------------

[Bears Signature] ---------------------------------

--------------------------------------------------

Nome: - Bruno Toledo ------------------------------

Function: - Global Banking ------------------------

Document 1 ----------------------------------------

-------------- REDUCTION CERTIFICATE --------------

Reference is made to the Irrevocable Stand-By

Letter of Credit (Letter of Credit) No. [insert

number of Letter of Credit], dated [insert data, in

month/day/year form], --------------------------

issued by [Insert Bank name] in favor of ANP. The

capitalized terms from this point on not defined

herein shall have the respective meanings set forth

in the Letter of Credit. -------------------- The

undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount in Reais, specified below (a), is

the allocable amount in Face Amount of the Letter

of Credit to the works performed by Contractors

regarding the Minimum Exploration Program until

the date of this Certificate; and -----------------

(ii) The Face Amount of the Letter of Credit shall

be reduced to a value equal to the Remaining Face

Amount, specified below (b), effective from the

date of this Certificate. -------------------------

(a) Amount in Reais allocable to works in the

Program R$ [insert the amount] --------------------

Minimum Exploration [Face] ----------------------

(b) Remaining Face Amount R$ [insert Face Amount] -

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

Document 2 ----------------------------------------

------------------ PAYMENT ORDER ------------------

Letter of Credit No. [insert number of Letter of

Credit] -------------------------------------------

--------------- Rio de Janeiro -RJ ----------------

Date: [insert date in the format month/day/year]. -

At sight ------------------------------------------

Pay BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY

the face amount of R$ [insert Face Amount] ([insert

amount in full] reais). ------------------ Draft

according to Irrevocable Stand-By Letter of Credit

No. [insert number of Letter of Credit] issued by

[Insert Bank name] ---------------------- BRAZILIAN

OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

To: [Insert Issuer s name] ------------------------

Address: [Insert Issuer s address] ----------------

Document 3 ----------------------------------------

---------------- DRAFT CERTIFICATE ----------------

Reference is made to this Irrevocable Stand-By

Letter of Credit (Letter of Credit) No. [insert

number of Letter of Credit], dated [insert date in

format month/day/year], issued by [Insert Bank

name] in favor of Brazilian Oil, Natural Gas and

Biofuel Agency (ANP). The capitalized terms used

herein and not defined have the respective

meanings set forth in the Letter of Credit. -------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certifies

that (i) the Production Sharing Contract has

finished without the fulfillment of the Minimum

Exploration Program, or (ii) the Minimum

Exploration Program was not fulfilled by the

Contractors from: [insert date in format

month/day/year, of the last day established for

Exploration Period]; ------------------------------

The Payment of the Face Amount updated in Reais, on

this date, of the Letter of Credit No. [insert

number of Letter of Credit] must be made by the

Issuer to the following account: ------------------

[Insert details of ANP account in Rio de Janeiro] -

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY -----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

Insert the last day of the Exploration Period for

which the Letter of Credit was issued ------------

Document 4 ----------------------------------------

------------- COMPLETION CERTIFICATE --------------

Reference is made to this Irrevocable Stand-By

Letter of Credit (Letter of Credit) No. [insert

number of Letter of Credit], dated [insert date in

format month/day/year], issued by [Insert Bank

name] in favor of the Brazilian Oil, Natural Gas

and Biofuel Agency ( ANP ). The capitalized terms

not defined herein shall have the respective

meanings set forth in the Letter of Credit. -------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount allocated to the Letter of Credit,

related to the full compliance with the Minimum

Exploration Program, was completed by

Contractor(s), or the Letter of Credit was duly

replaced by another instrument of guaranty accepted

by ANP; and ------------------------------

(ii) The letter of Credit expires on the date of

this Certificate. ---------------------------------

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

THE BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY

- ANP ---------------------------------------------

We forward, in attachment, the new digital policy

of JMalucelli Seguradora S/A, a document with the

same truthfulness of a printed policy, and the only

difference is that the policy now is part of a

digital certification process, using techniques and

processes which ensure safety and legal value to

electronic transactions. This policy definitely

replaces the previous template, and follows the

technological innovations already existing in the

market, such as digital tax invoice, payment

receipts through the internet, issuance of slips,

etc. ----------------------------------------------

JMalucelli Seguradora -----------------------------

TITLE: PERFORMANCE-GUARANTEE POLICY No. 02-0775-

0219795 -------------------------------------------

Electronic document digitally signed by: ----------

--------------------------------------------------

[Bears Stamp of Alexandre Malucelli and João

Gilberto Posiede] ---------------------------------

--------------------------------------------------

Electronic document digitally signed, according to

MP No. 2200-2/2001, which institutes the

Infrastructure of Public Brazilian Keys - ICP

Brazil, by the undersigned: Alexandre Malucelli

Certificate Serial No.:

751832325924242497103514670160971359621 -----------

João Gilberto Possiede Certificate Serial No.:

50959184316876756411848892888339304997 ------------

the PRESIDENT OF REPUBLIC, in the exercise of the

powers conferred by Art. 62 of Constitution,

adopts the following legally binding Provisional

Decree --------------------------------------------

Art. 1st - It is established the Infrastructure of

Brazilian Public Keys - ICP Brazil, in order to

ensure the autenticity, integrity and legal

validity of electronic documents, support

applications, and qualified applications which use

digital certificates, as well as the performance of

safe electronic transactions. ------------------

Policy No.: 02-0775-0219755 -----------------------

Internal Control: 225264541 -----------------------

Date of Publication: 11/21/2013 -------------------

The authenticity of this document, as well as of

the electronic file, may be checked on the website

www.jmalucelliseguradora.com.br. ------------------

Seven business days after the issuance of this

document, it may be checked under No.

054362013000207750219795000000 on Susep website:

www.susep.gov.br ---------------------------------

--------------------------------------------------

[Bears Seal: PERFORMANCE-GUARANTEE] ---------------

--------------------------------------------------

[Bears Logotype JMalucelli Seguradora] ------------

--------------------------------------------------

PERFORMANCE-GUARANTEE -----------------------------

Policy: 02-0775.0219795 ---------------------------

Internal Control: 225264541 -----------------------

The authenticity of this document, as well as of

the electronic file, may be checked on the website

www.jmalucelliseguradora.com.br. ------------------

Seven business days after the issuance of this

document, it may be checked under No.

054362013000207750219795000000 on Susep website:

www.susep.gov.br ---------------------------------

Call Center 0800 704 0301 Ombudsman 0800 643

0301 ----------------------------------------------

J. Malucelli Seguradora, through this Performance-

Insurance policy, guarantees to the INSURED,

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY -

ANP, the fulfillment of the obligations of the

BENEFICIARY, PETRÓLEO BRASILEIRO S/A - PETROBRAS,

assumed through the SHARING CONTRACT FOR

PRODUCTION ACTIVITIES OF EXPLORATION AND

PRODUCTION OF OIL AND NATURAL GAS No.

48610.011150/2013-10 (the "PRODUCTION SHARING

CONTRACT ), celebrated on December 02, 2013, as

defined in the object of this policy, referring to

Block Libra signed between ANP and PETRÓLEO

BRASILEIRO S/A - PETROBRAS, related to the BID

RULES FOR GRANTING OF THE PRODUCTION SHARING

CONTRACT FOR EXPLORATION AND PRODUCTION ACTIVITIES

FOR OIL AND NATURAL GAS - First Bidding of

Production Sharing/2013, object of this policy, in

the amount of R$ 244,361,234.80 (two hundred

forty-four million three hundred sixty-one

thousand two hundred thirty-four Reais and eighty

cents), as the provisions in the clauses and

general conditions. -------------------------------

------------- STATEMENT OF GUARANTEE --------------

(Modality, amount and due date in the Production

Sharing Contract) ---------------------------------

Modality	Insured Importance	Term
		Start	End
Performer	R$ 244,361,234.80	12/01/2013	06/01/2018

--------------- OBJECT OF GUARANTEE ---------------

Guarantee of Compensation, in the amount fixed in

the Policy, considering the reductions in

guaranteed value, by breach of contract of the

BENEFICIARY regarding their obligation to fully

execute, within the Exploration Phase, the Minimum

Program for such Exploration Phase as defined in

ANNEX II - Minimum Exploration Program, of the

PRODUCTION SHARING CONTRACT, and to do so spending

the amounts that may be necessary, subject to the

provisions of the Tenth Clause of the PRODUCTION

SHARING CONTRACT No. 48610.011150/2013-10. The

amount guaranteed by this policy is R$

244,361,234.80 (two hundred forty-four million

three hundred sixty-one thousand two hundred

thirty-four Reais and eighty cents) ---------------

This policy premium is R$ 2,262,344.51 (two

million two hundred sixty-two thousand three

hundred forty-four Reais and fifty-one cents) -----

It is an integral and inseparable part of the

policy, the following documents that we have

restated: -----------------------------------------

• Document I - General Conditions as Susep Circular

Letter No. 232/2003, 239/2003, 251/2004, 255/2004

and 256/2004; ----------------------------

• Document II - Policy - Model of Reduction

Certificate. --------------------------------------

• Document III of the Policy - Model of Notice of

Default and indemnity Request. --------------------

BID RULES FOR HIRING ACTIVITIES OF EXPLORATION AND

PRODUCTION OF OIL AND NATURAL GAS - 1st BIDDING FOR

PRODUCTION SHARING/2013. ----------------------

• Production Sharing Contract for Exploration and

Production of Oil and Natural Gas No.

48610.011150/2013-10. -----------------------------

This policy is issued in accordance with the

Conditions in Susep Circular Letter No. 232/2003,

239/2003, 251/2004, 255/2004 and 256/2004. --------

The guarantee conditions contained on the back are

integral parts of this policy. Curitiba, November

21st, 2013. ---------------------------------------

Broker: 000001.0.0.020197-9 - PORTO DE CIMA

CORRETORA DE SEGUROS LTDA -------------------------

--------- Document I - GENERAL CONDITIONS ---------

The General Conditions of this Guarantee are

governed by the terms contained in Susep Circular

Mail No. 232, of June 3rd, 2003, adapted to Susep

Circular Letter No. 239/2003, 251/2004, 255/2004

and 256/2004, reproduced below: -------------------

Susep Circular Letter No. 232, of June 3rd, 2003. -

1. Object -----------------------------------------

This insurance assures the faithful compliance of

the obligations assumed by the insured under the

main contract celebrated with the beneficiary, as

per the terms of the policy. ----------------------

2. Definitions ------------------------------------

I. Performance-Guarantee: insurance that assures

the faithful compliance of the obligations assumed

by the insured under the main contract celebrated

with the beneficiary, as per the terms of the

policy. -------------------------------------------

II. Main Contract: the contractual document, its

amendments and annexes that specify the

obligations and rights of the beneficiary and of

the insured. --------------------------------------

III. Proposal: formal instrument of request for

insurance policy issuance, executed in accordance

with the legislation in force. --------------------

IV. Policy: document executed by the insurer that

formally represents the insurance-guarantee. ------

Endorsement: formal instrument, executed by t he

insurer that introduces modifications into the

policy of performance guarantee, upon express

request and agreement of the parties. -------------

VI. General Conditions: the policy clauses of

general application to any modality of insurance-

guarantee. ----------------------------------------

VII. Special Conditions: the policy clauses that

specify the different kinds of insurance contract

and the provisions set forth in general

conditions. ---------------------------------------

VIII. Particular Conditions: those that make the

policy a particular one, discriminating the

beneficiary, the insured, the insurance object, the

insured amount and other characteristics applicable

to a certain insurance Contract. -------

IX. Beneficiary: the creditor of the obligations

assumed by the insured in the main contract. -----

X. Insured: the debtor of the obligations assumed

by it in the main contract. -----------------------

XI. Insurer: the surety insurance company, under

the policy terms, for the compliance of the

obligations assumed by the taker in the main

contract. -----------------------------------------

XII. Premium: amount that is due to the insurer by

the taker to obtain the insurance coverage. XIII.

Claim: the default of the obligations covered by

the insurance. ------------------------------------

XIV. Indemnity: the payment of direct damages

resulting from the default of the obligations

covered by the insurance. -------------------------

3. Acceptance -------------------------------------

3.1. The hiring/alteration of insurance contract

may only be done by a proposal signed by the

proponent, its representative or qualified

insurance broker. The written proposal must have

key elements to examination and risk acceptance. --

3.2 The insurer shall mandatorily provide the

proponent a protocol which identifies the proposal

it received, indicating date and time of receipt. -

3.3. The insurer shall have a term of fifteen (15)

days to express about the acceptance or rejection

of the proposal, counted from the date of its

receipt, either for new insurance or renewals, as

well as changes involving modification of risk. ---

3.3.1. If the insurance proponent is a natural

person, the request of complementary documents for

risk analysis and acceptance or change of proposal

may be done only once during the term provided in

item 3.3 above. -----------------------------------

3.3.2 If the proponent is a legal entity, the

request of complementary documents for risk

analysis and acceptance or change of proposal may

be done more than once during the term provided in

item 3.3 above, as long as the Insurer indicates

the reasons for requests of new elements, for

evaluation, proposal or risk taxation. ------------

3.3.3 In case of request for complementary

documents, for risk analysis and acceptance or

proposed change, the term of fifteen (15) days

provided in item 3.3 above is suspended, resuming

on the date the documentation is delivered. -------

3.4 If the proposal is refused, the Insurer shall

inform the fact to the proponent, in writing,

specifying the reasons for the refusal. -----------

3.5. The lack of manifestation of the insurer, in

writing, within the referred term shall

characterize a tacit acceptance of the insurance. -

3.6. When the acceptance of proposal depends on

hiring or changing facultative reinsurance, the

term provided in item 3.3 above is suspended, until

the insurer issues a formal statement. ------

3.6.1. The Insurer, within the terms provided in

item 3.3 above, shall inform the proponent about

such possibility, in writing, highlighting the

resulting lack of coverage while it is suspended. -

3.6.2 In the hypothesis provided in item 3.6 above,

the charging of full or partial premium is

forbidden until the reinsurance coverage is fully

performed and the proposal acceptance is confirmed.

----------------------------------------

3.7. The issuance of policy or endorsement shall be

done within 15 (fifteen) days counted from the

proposal acceptance. ------------------------------

4. Guarantee Amount -------------------------------

4.1 The amount of this policy guarantee must be

understood as the maximum face amount that is

guaranteed under this policy. ---------------------

4.2 When alterations of the amounts previously

established under the main Contract are made, the

guarantee amount shall accompany such

modifications. ------------------------------------

4.3. For further modifications made in the main

contract, by virtue of which it is necessary the

modification of the contractual amount, the

guarantee amount may be also modified, upon request

to the insurer to issue a collection endorsement or

restitution of premium relating to the increase or

reduction of the guarantee amount

and term. -----------------------------------------

4.4 The amount of this policy may be reduced, as

provided in Clause Eleven of the Production Sharing

Contract, upon issuance of Insured Amount Reduction

Endorsement, issued by the Insurer, after

presenting the Reduction Certificate,

according to the model in Document II - Reduction

Certificate, executed by the Beneficiary. ---------

4.5 It is understood and agreed that any updates

to the Insured Amount must be requested in writing

by the BENEFICIARY to the INSURED, which shall

provide, with the INSURER, the updates through a

Security Reinforcing Endorsement, with the

respective premium charge. ------------------------

4.6 The updates mentioned in item 4.5 may be

requested by the BENEFICIARY when there are

contract changes, including, among others:

exchange rate and inflation variations, which

modify the estimated costs for fulfilling the

Exploratory Program insured by this policy. -------

5. Insurance Premium ------------------------------

5.1. The taker is in charge of the payment of the

premium to the insurer. ---------------------------

5.2. It is understood and agreed that the insurance

shall be in force, even when the premium

has not been paid on the agreed upon dates. -------

5.3 The insurance premium may be paid in one or

more installments, upon agreement between the

Beneficiary and the Insured. No charging of

additional amounts is allowed for purposes of

fractioning administrative costs, and the insured

must have the option, when there are installments

with interests, to anticipate the payment of any

installment with consequent proportional reduction

of agreed interests. ------------------------------

5.4. If the limit date for payment of premium at

sight or of any of its installments coincides with

a non-banking day, the payment may be performed on

the first banking day. ----------------------------

5.5. The insurance company shall forward the

billing document straight to the insured or its

representative, at least in 5 (five) business days

in advance regarding the respective due date. -----

6. Term of Duration -------------------------------

The term of duration of the insurance-guarantee

shall be equal to the term established in the main

contract, and the Insured shall make the premium

payment during all this term. ---------------------

7. Expectation and Claim Characterization ---------

7.1. When the insured s default is evidenced by

the beneficiary with respect to the obligations

covered by this policy, and when resulting invalid

the extrajudicial notification given to the

insured, the beneficiary shall have the right to

require the insurer to pay the due indemnity. -----

7.2. When giving the extrajudicial notification

upon the insured, the beneficiary shall,

simultaneously, inform the insurer the expectation

of claim, by sending to it a copy of the

extrajudicial notification, as well as documents

that clearly point out the items non-complied in

the agreement and the insured s answer, if any. ---

7.3. When evidencing the insured s default, the

beneficiary shall inform the insurer by sending to

it a notice similar to the model in Document III of

the policy - Notice of Default and indemnity

Request, as well as a copy of the administrative

process with the decision that determines the

execution of guarantee. ---------------------------

8. Indemnity --------------------------------------

8.1. Being characterized the claim, the insurer

shall indemnify the beneficiary up to this policy

guarantee limit, pursuant to one of the forms

below, in accordance with what is agreed upon by

both parties: -------------------------------------

I. executing, by third parties, the object of the

main Contract, so to continue and complete it,

under its entire responsibility; or ---------------

II. paying for the damages caused by the insured s

default. ------------------------------------------

8.2. The indemnity payment or the beginning of the

obligation compliance shall occur within up to 30

(thirty) days, counted from the date of delivery

of all documents listed by the insurer as

necessary to the claim characterization and

regulation. ---------------------------------------

8.2.1. Based on established and justifiable doubt,

the insurer may request complementary

documentation and/or information. -----------------

8.2.2. In case of request for documents referred to

in item 8.2.1, the term of 30 (thirty) days

provided is suspended, resuming on the business day

after the requirements are met. ---------------

8.3. Being characterized the claim, the insurer

shall indemnify the beneficiary in the amount of

incurred losses. ----------------------------------

8.3.1 Loss is the difference between the original

amount provided in the Production Sharing Contract

and the realized amount. --------------------------

8.3.2. The indemnity payment shall take place in a

maximum term of 30 (thirty) days counted from the

date of delivery of documents mentioned in

paragraph 8.2. ------------------------------------

8.4. If the insurer decides for the

noncharacterization of claim, it shall formally

notify the beneficiary, in writing, about its

refusal for indemnity, also presenting the detailed

reasons on which its conclusion was based. --------

------------------------------------

9. Update of Amounts ------------------------------

9.1 Failure to pay pecuniary obligations of the

Insurer, including the indemnity under Clause 8 of

these General Conditions, within the term for

payment of the respective obligation shall result

in: -----------------------------------------------

a) monetary update, from the due date of

obligation; for indemnity, it is the date of claim

characterization; and -----------------------------

b) incidence of late payment interest, calculated

pro rata temporis , counted from the first day

after the fixed due date. -------------------------

9.2 The index used for monetary update shall be the

reference index from Special System for Settlement

and Custody - SELIC for government bonds, accrued

monthly, or the index that replace it, being

calculated based on the positive variation from the

last index published before the payment due date

and the one published right before its effective

settlement. ------------------

9.3. Late payment interest, counted from the first

day after the fixed due date of the obligation,

shall be equal to one thirty-third per day of

delay, limited to 20%, under terms of art. 37-A of

Law No. 10552/02. ---------------------------------

9.4. The payment of amounts relating to monetary

updates and late payment interest shall be made

regardless of judicial or extrajudicial

notifications, at once, with the other amounts

payable in the contract. --------------------------

10. SUBROGATION -----------------------------------

10.1. Once the indemnity is paid or the compliance

with the defaulting obligations is commenced by the

insured, the insurer shall subrogate the

beneficiary s rights against the insured or against

third parties whose acts or facts have caused the

claim. ---------------------------------

10.2 Any act of the beneficiary that diminishes or

extinguishes the rights referred to in this item,

with prejudice to the insurer, is ineffective. ----

10.3. According to articles 347, I; 348 and 349 of

Brazilian Civil Code, subrogation is governed by

rules of Credit assignment, therefore, due to

article 290 of Brazilian Civil Code, the INSURED

and its guarantors are hereby notified, stating

they are aware of the subrogation (Assignment)

performed by the BENEFICIARY (ANP) and the INSURER

J. MALUCELLI SEGURADORA S/A. ----------------------

11. Holding Harmless ------------------------------

11.1. The insurer shall be held harmless in

relation to this policy if one or more of following

events shall occur: I. Acts of God or force

majeure, in accordance with the Brazilian Civil

Code; --------------------------------------- II.

Non-compliance with the insured s obligations

arising from acts or facts that are the

beneficiary s liability; --------------------------

III. Alteration of the contractual obligations

guaranteed by this policy that might have been

agreed upon the beneficiary and the insured

without the previous approval of the insurer; -----

IV. Illicit malicious acts practiced by the

beneficiary or by its legal representative. -------

V - If the beneficiary or its legal representative

makes inaccurate statements or omits, in bad faith,

circumstances under its knowledge that result in

risk aggravation, insured s default, or that may

have an influence in the proposal acceptance; -----

----------------------------------

VI - If the Beneficiary intentionally aggravates

the risk; -----------------------------------------

11.2. It is expressly excluded from the insurer s

liability any and all fines that might have a

punitive character, except if otherwise provided in

the special conditions. ------------------------

12. Concourse of Guarantees -----------------------

In the event of two or more guarantees already

existing and that each one of them covers the

object of this insurance, the insurer shall be

proportionally liable jointly with the other

participants. -------------------------------------

13. Extinction of the Guarantee -------------------

13.1. The guarantee granted by this insurance shall

terminate: ----------------------------------

I. when the object of the main Contract guaranteed

by the policy is definitely executed upon a term or

statement signed by the beneficiary or the policy

return; ------------------------------------

II. when the beneficiary and the insurer so agree;

III. with the indemnity payment; ------------------

IV. at the expiration of the duration period

provided in the policy, except if otherwise

provided in the special conditions or when extended

by means of endorsement, if there is a modification

of the main Contract. ----------------

14. Disputes --------------------------------------

14.1. The disputes arising from the application of

those conditions may be settled: ------------------

I. by arbitration; or -----------------------------

II. by legal proceedings. -------------------------

14.2. 12.2. In the event of arbitration, the

commitment clause must be stated in the policy. ---

15. Lapse -----------------------------------------

15.1. The lapse terms are those determined by law.

16. Jurisdiction ----------------------------------

16.1 The judicial matters between the insurer and

the beneficiary shall be processed in the city of

Rio de Janeiro. -----------------------------------

17. FINAL PROVISIONS ------------------------------

17.1. The insurance acceptance is subjected to a

risk analysis. ------------------------------------

17.2. The term for policies and endorsements shall

start and expiry within 24 hours from the dates

indicated on them for those purposes. -------------

17.3. The registration of this plan at Susep in not

and indication, by the Agency, of incentive or

recommendation to its commercialization. ----------

17.4 Seven business days after the issuance of

this document, it may be checked if the policy or

endorsement was duly registered on Susep website -

www.susep.gov.br. ---------------------------------

17.5 The registration status of the insurance

broker may be checked on the website

www.susep.gov.br, through its Susep registration

number, full name, CNPJ or CPF. -------------------

17.6 This insurance is hired at first absolute

risk. ---------------------------------------------

17.7 The entire Brazilian territory is considered

as the geographical scope of hired modalities,

except when otherwise provided in Special

Conditions and/or Specific Conditions of Policy.

17.8. Occasional charges for translation regarding

the reimbursement of expenses performed abroad

shall be full responsibility of the Insurance

Company. ------------------------------------------

18 Notices ----------------------------------------

18.1. All notices, demands, instructions, waivers,

or other information to be provided regarding this

Insurance-Guarantee must be drawn up in

Portuguese, and delivered by a carrier or courier,

certified mail, or fax, and sent to the following

addresses: ----------------------------------------

i) For the INSURER: -------------------------------

J. MALUCELLI SEGURADORA S/A -----------------------

Rua Visconde de Nácar, 1441 - 15º Andar - Centro --

80410-201 -----------------------------------------

Curitiba ------------------------------------------

ii) to the BENEFICIARY: ---------------------------

Brazilian Oil, Natural Gas and Biofuel Agency -----

Exploration Superintendence -----------------------

Avenida Rio Branco, 65, 19° andar -----------------

20090-004 -----------------------------------------

Rio de Janeiro - RJ -------------------------------

18.2. The addresses and fax numbers for notices

given pursuant to this Insurance-Guarantee policy

may be amended by the issuer or ANP by notice

given to the other at least 15 banking days prior

to the change. -----------------------------------

19. Ratification ----------------------------------

The provisions of the General Conditions that have

not been altered by the special conditions below

are fully ratified. -------------------------------

Curitiba, November 21st, 2013. --------------------

--------------- SPECIAL CONDITIONS ----------------

1. Specific Clause for Tenders and Contracts of

Indirect Execution of Works, Services and Purchase

of the Governmental Agencies, as well as for

Concessions and Permits of the Public Utility. ----

1.1 It is understood that this insurance

guarantees the faithful compliance with the

obligations of the Minimum Exploration Program

assumed in Production Sharing Contracts for oil

and natural gas exploration and production

activities. ---------------------------------------

1.2 The definitions under art. 6° of Law No. 8.666,

of June 21, 1993, and of art. 2 of Law No. 8.987,

of February 13, 1995 apply to this insurance. -----

-----------------------------------

1.3 For the purposes of this insurance it is also

defined: ------------------------------------------

I. Beneficiary: Brazilian Oil, Natural Gas and

Biofuel Agency ------------------------------------

II. Insured: the bidding, contracted,

concessionaire or permitted company. --------------

1.4 This policy guarantee is in force: ------------

For the period set forth in the policy, with

expiration estimated for 100 days after the end of

the Exploration Phase, object of this policy. -----

1.5 Renewals are not assumed: they shall be

formalized by the issuance of new policies,

preceeded by written notice of the insurer to the

beneficiary and insured, within ninety days before

the end of the policy term, stating its explicit

intention of keeping the guarantee. ---------------

1.6 In addition to the hypothesis provided in

clause 13 of the policy, the guarantee provided by

this insurance will also expire with the complete

fulfillment of the MINIMUM EXPLORATORY PROGRAM

defined in ANNEX II - Minimum Exploratory Program

of PRODUCTION SHARING CONTRACT mentioned in the

policy. -------------------------------------------

2. In compliance with clause 7 of General

Conditions, extrajudicial notification is

understood as the official communication sent by

ANP to the insured, under the official

administrative process. ---------------------------

3. As a complement to Clause 6.4 of General

Conditions, the administrative decisions made

during the due administrative process are assumed

as valid, except when they are suspended or

nullified by standing administrative or court

authority. ----------------------------------------

4 As a complement to Clause 11.1, item V, it is

understood that is not ANP s responsibility to keep

the Insurer informed about occasional changes in

technical and social conditions of the Insured.

Such information shall be obtained directly by the

Insurer from the Insured, or by checking the

administrative processes of ANP, since there is no

legal dispute, or the Insured waives such secrecy.

The provisions of the general conditions that have

not been altered by the present special conditions

are fully ratified. -------------------------------

-------------- PARTICULAR CONDITIONS --------------

This policy does not insure risks arising from

other modalities of the Insurance-Guarantee, does

not insure the payment of any fines or financial

charges that are contractually established under

the contract or under the amendments and,

furthermore, does not insure the obligations

concerning tax payments, labor liabilities of any

nature, social security, indemnity to Third

Parties, as well as it does not insure risks that

are covered by other insurance fields. It is

furthermore stated that losses and/or damages

directly or indirectly caused by acts of terrorism

are not covered, notwithstanding its purpose that

might be duly recognized as a threat to the public

order by the competent authorities. This policy has

the reinsurance coverage supplied by J. Malucelli

Resseguradora S/A, CNPJ 09.594.758/0001- 70, duly

authorized to operate by SUSEP through Ordinance

2942/06, published in Federal Gazette of

05/26/2008, granted by means of the Process no.

15414.001867/2008-53 ------------------------------

--------------------------------------------------

PREMIUM ACCOUNT -----------------------------------

Insured: PETRÓLEO BRASILEIRO S/A - PETROBRAS ------

Beneficiary: BRAZILIAN OIL, NATURAL GAS AND

BIOFUEL AGENCY - ANP ------------------------------

Date of Issue: 11/21/2013 - Term Start: 12/01/2013

- End:06/01/2018 ----------------------------------

Modality: Performer ------------------------------

Insured Amount - R$ 244,361,234.80 ----------------

Net Premium - R$ 2,262,344.51 ---------------------

Fractioning Increment - R$ 0.00 -------------------

Issuance Cost - R$ 0.00 ---------------------------

I.O.F R$ 0.00 -----------------------------------

Total Premium - R$ 2,262,344.51 -------------------

Susep: 000001.0.0.020197-9 - PORTO DE CIMA

CORRETORA DE SEGUROS LTDA -------------------------

--------------- PAYMENT CONDITIONS ----------------

Installment: 1 ------------------------------------

Due Date: 12/11/2013 ------------------------------

Booklet No.: 40489474 -----------------------------

Amount (R$): 2,262,344.51 -------------------------

* The Issuance Cost above refers to the Credit

Registration and Monitoring cost, and complies

with article 5 of Susep Circular Letter No. 401, of

02/25/2010, according to Technical Note approved by

Susep/Detec/Gesec/Dires Letter No. 1035/2007 -

Susep Process 15414.00662/98-40. São Paulo - SP -

11/21/2013 -----------------------

RETURN OF DOCUMENT -------------------------------

If this document is returned before the end of term

expressed on it, fill out the fields below and send

it to the Insurer. -----------------------

In compliance with Clause 11, sub-item I, of

General Conditions, we are performing the return of

document No. 02-0775-0219795. Place and Time ------

------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY - ANP

-----------------------------------------------

Name: ---------------------------------------------

ID: -----------------------------------------------

Position: -----------------------------------------

------- Document II - Reduction Certificate -------

[MODEL TO BE FILLED BY ANP IN CASE OF REDUCTION -

DO NOT FILL IN] -----------------------------------

Reference is made to the Insurance-Guarantee of the

Performer (the Insurance-Guarantee ), in [insert

city name], dated [insert date in format

Month/Day/Year], issued by [Name of Issuer] -------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount in Reais, specified below (a), is

the allocable amount in Face Amount of the Letter

of Credit to the works performed by Contractors

regarding the Minimum Exploration Program until the

date of this Certificate; and -----------------

(ii) The Face Amount of the Letter of Credit shall

be reduced to a value equal to the Remaining Face

Amount, specified below (b), effective from the

date of this Certificate. -------------------------

(a) Amount in Reais allocable to work in the

Minimum Exploration Program [insert face amount]

(b) Remaining Face Amount R$ [insert face amount] -

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

------- Document II - Reduction Certificate -------

[MODEL TO BE FILLED OUT BY ANP IN CASE OF

REDUCTION - DO NOT FILL IN] -----------------------

Reference is made to the Insurance-Guarantee of the

Performer (Insurance-Guarantee), in [insert city

name], dated [insert date in format

Month/Day/Year], issued by [Name of Issuer] -------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount in Reais, specified below (a), is

the allocable amount in Face Amount of the Letter

of Credit to the works performed by Contractors

regarding the Minimum Exploration Program until the

date of this Certificate; and -----------------

(ii) The Face Amount of the Letter of Credit shall

be reduced to a value equal to the Remaining Face

Amount, specified below (b), effective from the

date of this Certificate. -------------------------

(a) Amount in Dollars allocable to work in the

Minimum Exploratory Program [insert Face Amount] --

(b) Remaining Face Amount R$ [insert face amount] -

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY -----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

--------------------------------------------------

Document III - Notice of Default and indemnity

Request -------------------------------------------

Policy No. [insert number of policy] --------------

Rio de Janeiro -RJ --------------------------------

[insert payment order date, in format

month/day/year] -----------------------------------

[MODEL TO BE FILLED OUT BY ANP IN CASE OF DRAFT -

DO NOT FILL IN] -----------------------------------

At sight ------------------------------------------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certifies that

(i) the Contract has finished without the

fulfillment of the Minimum Exploration Program, or

(ii) the Minimum Exploration Program was not

fulfilled by the Contractors from: [insert date in

format month/day/year, of the last day established

for Exploration Period]; --------------------------

We request you to pay to the order of BRAZILIAN

OIL, NATURAL GAS AND BIOFUEL AGENCY the face amount

of R$ [Insert face amount] ([insert amount

in full] Reais]. ----------------------------------

Draft according to POLICY No. [insert number of

policy] issued by [Insert name of Insurer]. -------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

To: [Insert name of insurer] ----------------------

[Insert address of insurer] -----------------------

Document III - Notice of Default and indemnity

Request -------------------------------------------

Policy No. [insert number of policy] --------------

Rio de Janeiro -RJ --------------------------------

[insert payment order date, in format

month/day/year] -----------------------------------

[MODEL TO BE FILLED OUT BY ANP IN CASE OF DRAFT -

DO NOT FILL IN] -----------------------------------

At sight ------------------------------------------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certifies that

(i) the Contract has finished without the

fulfillment of the Minimum Exploration Program, or

(ii) the Minimum Exploration Program was not

fulfilled by the Contractors from: [insert date in

format month/day/year, of the last day established

for Exploration Period]; --------------------------

We request you to pay to the order of BRAZILIAN

OIL, NATURAL GAS AND BIOFUEL AGENCY the face amount

of R$ [Insert face amount] ([insert amount

in full] Reais). ----------------------------------

Draft according to POLICY No. [insert number of

policy] issued by [Insert name of Insurer]. -------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

To: [Insert name of insurer] ----------------------

[Insert address of insurer] -----------------------

------ Document IV - Completion Certificate -------

[MODEL TO BE FILLED IN BY THE ANP AT THE SIGNATURE

OF THE PRODUCTION SHARING CONTRACT BY THE BUSINESS

COMPANY DO NOT FILL IN] ---------------------------

Reference is made to the Policy [insert number of

policy], dated [insert date of issue in format

month/day/year], issued by [insert name of issuer].

------------------------------------------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

The Minimum Exploration Program was completed by

the Contractors; and ------------------------------

The Contractor s obligations that were guaranteed

by the above mentioned Policy have terminated. ----

This Certificate has been duly executed by the

undersigned on [insert date in the format

day/month/year]. ----------------------------------

BRAZILIAN OIL, NATURAL GAS AND BIOFUEL AGENCY ----

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

IRREVOCABLE STAND-BY LETTER OF CREDIT Issued by

BANCO BNP PARIBAS BRASIL S.A. ---------------------

Date: November 18th, 2013. ------------------------

No.: GBNP-00464/13 --------------------------------

Starting Face Amount: R$ 122,180,617.40 (One

hundred and twenty-two million, one hundred and

eighty thousand, six hundred seventeen dollars and

forty cents) --------------------------------------

Brazilian Oil, Natural Gas and Biofuel Agency

Avenida Rio Branco 65,19, 19º andar, 20090-004,

Rio de Janeiro, Brazil ----------------------------

Dear Sirs or Madams: ------------------------------

1. BANCO BNP PARIBAS BRASIL S.A., constituted

under the laws of the Federative Republic of

Brazil, the Issuer , hereby issues in favor of

the Brazilian Oil, Natural Gas and Biofuel Agency

- ANP, an Agency comprising the indirect Federal

Public Administration of the Government of the

Federative Republic of Brazil, the Irrevocable

Stand-By Letter of Credit No. GBNP-00464/13,

through which the Issuer authorizes ANP to draw,

in a single operation, the Face Amount of R$

122,180,617.40 (One hundred and twenty-two million,

one hundred and eighty thousand, six hundred

seventeen dollars and forty cents) upon

presentation of a Payment Order and a Draft

Certificate (defined below) in a establishment of

the Issuer mentioned in Clause 5 of this Letter of

Credit, during the Drawing Period (as defined in

item 4, below). -----------------------------------

2. This Letter of Credit was prepared in accordance

with the Production Sharing Contract No.

48610.011150/2013-10, regarding the area(s)

LIBRA_P1, to be executed in 12/02/2013, between ANP

and the Contractor(s) TOTAL E&P DO BRASIL LTDA,

constituted under the laws of the Federative

Republic of Brazil. The capitalized terms used and

not defined herein (including the attached

documents) have the respective meanings set forth

in the Contract. ----------------------------------

3. The starting Face Amount of the Letter of Credit

is R$ 122,180,617.40 (One hundred and twenty-two

million, one hundred and eighty thousand, six

hundred seventeen dollars and forty cents), which

may be reduced upon presentation from ANP, to the

Issuer, of a Certificate (Reduction Certificate) as

defined in Document 1, specifying a new and lower

Face Amount. -----------

The Face Amount of the Letter of Credit may be

drawn by ANP, according to provision in Clause 5 of

this Letter of Credit, at any Banking Day during

the Drawing Period, starting at 10:00 AM and

finishing at 4:00 PM, Rio de Janeiro s time,

between December 2nd, 2013 and May 31st, 2018 (the

Drawing Period ). Banking Day is any day that is

not Saturday, Sunday or a day in which commercial

banks in the city of Rio de Janeiro are authorized

or obligated to close by a law, regulating standard

or decree. --------------------

5. The drawing may only be done upon presentation,

from ANP to the Issuer, of a Payment Order, as

shown in Document 2 (Payment Order) and a Draft

Certificate, prepared by ANP, as shown in Document

3 (Draft Certificate). Presentation of a Payment

Order and Draft Certificate must be made at the

Issuer s establishment in Rio de Janeiro located at

Avenida Rio Branco, 01, 10º andar, gr. 1002, or in

other address in this city designated by the

issuer to the ANP by notice given in accordance

with Clause 9 of this Letter of Credit. -----------

6. Upon presentation of the Payment Order and Draft

Certificate by ANP, during the Drawing Period, at

the establishment designated by the Issuer on

Clause 5 of this Letter of Credit, the Issuer must

pay the Face Amount, in Reais, according to the

procedure established in draft certificate, and the

issuer must make the payment until the business day

immediately after the order presentation. ---------

----------------------------

7. This Letter of Credit shall expire whenever the

first of the following events takes place: (i) on

06/15/2018, (ii) at the reduction of Face Amount of

this Letter of Credit to zero, (iii) on the date

the ANP presents to the Issuer a Certificate

prepared by ANP in compliance with Document 4

(Completion Certificate), and (iv) at the

irrevocable payment from the Issuer to ANP, as

defined in Clause 6 of this Letter of Credit, of

the Face Amount through a suitable drawing.

However, any drawing performed correctly before the

expiration of this Letter of Credit shall be

honored by the Issuer. If the establishment

designated by the Issuer in Clause 5 of this Letter

of Credit is closed on the date defined in (i) of

this Clause 7, the expiration date of this Letter

of Credit and of the Drawing Period shall extend

until the next Banking Day when the referred

establishment is open. -------------------

8. Only ANP may draw this Letter of Credit, as well

as exercise any rights defined herein. -------

9. All notices, demands, instructions, waivers, or

other information to be provided regarding this

Letter of Credit must be drawn up in Portuguese,

and delivered by a carrier or courier, certified

mail, or fax, and sent to the following addresses:

(i) To the Issuer: --------------------------------

Banco BNP Paríbas Brasil S.A. ---------------------

Departamento Jurídico -----------------------------

Avenida Rio Branco, 01 -10° andar- gr. 1002 -------

20090-003 -----------------------------------------

Rio de Janeiro, RJ --------------------------------

Brazil --------------------------------------------

Fax: 21-2516-4141 ---------------------------------

(ii) To ANP: --------------------------------------

Superintendent of Exploration ---------------------

Avenida Rio Branco 65, 19th floor -----------------

20090-004 -----------------------------------------

Rio de Janeiro-RJ ---------------------------------

Brazil --------------------------------------------

Fax (21)21128419/ 0102 ----------------------------

The addresses and fax numbers for notices given

pursuant to this Letter of Credit may be amended by

the Issuer or ANP by notice given to the other at

least 15 banking days prior to the change. ----

10. This Letter of Credit sets forth, in full and

unconditional, obligation of the Issuer and such

obligation shall not in any way be changed or

amended by reference to any document, instrument or

agreement mentioned herein, unless the Payment

Order, the Proof of and any Certificate of

Conclusion. ---------------------------------------

11. This letter of credit on the terms and

conditions set forth herein and for the purpose

intended, is a valid, legal and binding document

in the square of its collection and the issuer can

not oppose the NPA claim of any nature that

prevents their full and complete implementation. --

Sincerely, ----------------------------------------

BANCO BNP PARIBAS BRASIL S.A ----------------------

Name: ---------------------------------------------

Function: -----------------------------------------

--------------------------------------------------

[Document bears stamp of: Bruno Toledo] -----------

[Document bears stamp of: Bruno Barreto] ----------

--------------------------------------------------

------------ CERTIFICATE OF REDUCTION -------------

In reference to the Letter of Credit Irrevocable

Standby (Letter of Credit), N GBNP- 00464/13,

dated 18.11.2013, issued by BANCO BNP PARIBAS

BRAZIL S.A., on behalf of ANP, capitalized terms

from this point and not defined herein have the

respective meanings set forth in the Letter of

Credit. -------------------------------------------

The undersigned, duly authorized to sign this

certificate on behalf of ANP, hereby certifies

that: ---------------------------------------------

(i) The amount in Reais, specified below (a)

allocable corresponds to the Face Amount of the

Letter of Credit of the work performed by

contractors in relation to the Minimum Exploration

Program to the date of this certificate, and ------

(ii) The Nominal Value of the Letter of Credit

shall be reduced to an amount equal to the Nominal

Value Remaining specified below (b), effective as

of the date of this certificate. ------------------

(a) Amount in Reais allocable to work in the

Minimum Exploratory Program [insert nominal Value]

b) Nominal Amount Remaining - [insert nominal

Value] --------------------------------------------

This certificate has been duly executed by the

undersigned on [insert date in the format

day/month/year] -----------------------------------

AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E

BIOCOMBUSTÍVEIS -----------------------------------

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

--------------------------------------------------

------------------ PAYMENT ORDER ------------------

------- Letter of Credit No. 6BNP 00464/13 --------

---------------- Rio de Janeiro-RJ ----------------

---------------- Date: 01/18/2013 -----------------

In Cash -------------------------------------------

Pay NATIONAL AGÊNCIA NACIONAL DO PETRÓLEO, GÁS

NATURAL E BIOCOMBUSTÍVEIS the nominal value of R$

[insert Nominal Value] {[insert amount in words]

reais). -------------------------------------------

Booty as letter of credit in guarantee for

irrevocable No GBNP-0046V13 issued by BANCO BNP

PARIBAS BRASIL S.A. -------------------------------

AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E

BIOCOMBUSTÍVEIS -----------------------------------

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [Insert function] -----------------------

To: BANCO BNP PARIBAS BRASIL S.A. -----------------

Address: Avenida Rio Branco, No. 01, 10th floor,

gr. 1002 ------------------------------------------

20090-003 -----------------------------------------

Rio de Janeiro, RJ --------------------------------

Brazil -------------------------------------------

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

--------------------------------------------------

Document 3 ----------------------------------------

----------------- PROOF OF BOOTY ------------------

It refers to this Letter of Credit in Guarantee of

Irrevocable (Letter of Credit) No. GBNP-00464/13,

dated 11.18.2013, issued by BANCO BNP PARIBAS

BRASIL S.A., on behalf of Agência Nacional do

Petróleo, Gás Natural e Biocombustiveis (ANP). The

capitalized terms used herein and not defined have

the respective meanings set forth in the Letter of

Credit. -------------------------------------------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certifies that

(i) the Production Sharing Contract has finished

without the fulfillment of the Minimum Exploratory

Program (ii) the Minimum Exploratory Program was

not fulfilled by the Contractors from: [insert date

in format day/month/year, of the last day

established for period of operation]; --------- The

payment of the Nominal Value updated in Reais, on

this date, of the Letter of Credit No. GBNP-

00464/13 must be made by the Issuer to the

following account: --------------------------------

[enter ANP account details in Rio de Janeiro] -----

This Certificate has been duly executed by the

undersigned on [insert date in the format

day/month/year] -----------------------------------

AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E

BIOCOMBUSTÍVEIS -----------------------------------

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

Insert the last day of the Period of exploration

for which the Letter of Credit was issued --------

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

-------------------------------------------------

------------ CERTIFICATE OF CONCLUSION ------------

It refers to the irrevocable letter of credit in

guarantee (letter of credit) No. GBNP-00464/13

dated to 11/18/2013, issued by BANCO BNP PARIBAS

BRASIL S.A., on behalf of Agência Nacional do

Petróleo, Gás Natural e Biocombustiveis (ANP). The

capitalized terms not defined herein shall have the

respective meanings set forth in the Letter of

Credit. -------------------------------------------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount allocated to the Letter of Credit,

related to the full compliance with the Minimum

Exploratory Program, was completed by

Contractor(s), or Letter of Credit was duly

replaced by another instrument of guarantee

accepted by ANP, and ------------------------------

(ii) The letter of Credit expires on the date of

this Certificate. ---------------------------------

This Certificate has been duly executed by the

undersigned on [insert date in the format

day/month/year]. ----------------------------------

AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E

BIOCOMBUSTÍVEIS -----------------------------------

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

--------------------------------------------------

[Letterhead document with logo: BTGPactual] -------

--------------------------------------------------

Policy N.º 024372013000107750000059 ---------------

MINSURANCE WARRANTY TO FULFILLMENT OF THE MINIMUM

EXPLORATORY PROGRAM -------------------------------

BTG FACTUAL SEGURADORA S.A., CNPJ (national

register of corporate taxpayers) 15.437.885/0001-

68, with its headquarters at Avenida Brigadeiro

Faria Lima, No. 3,477 - 14th Floor - São Paulo /

SP, through this policy of insurance warranty,

ensures to the BENEFICIARY AGÊNCIA NACIONAL DO

PETRÓLEO. NATURAL GAS AND BIOFUELS - ANP the

fulfillment of the obligations of the Borrower.

SHELL BRAZIL OIL Ltd., CNPJ (national register of

corporate taxpayers) 10.456.016/0001-67, with its

headquarters at Avenida das Américas. 4,200, Block

5 - Barra da Tijuca - Rio de Janeiro / RJ, assumed

by SHARING CONTRACT FOR PRODUCTION ACTIVITIES OF

EXPLORATION AND PRODUCTION OF OIL AND NATURAL GAS

No. 48610.011150/2013-10 (the "PRODUCTION SHARING

CONTRACT-), to be celebrated on December 2, 2013,

as defined in the object of this policy, referring

to Block LIBRA_P1 signed between ANP and Petróleo

Brasileiro S.A., Shell Brasil Petróleo Ltd., Total

E&P do Brasil Ltd., CNODC Brasil Petróleo e Gás and

CNOOC Petroleum Brasil Ltd. related to the BID

INVITATION FOR GRANTING OF THE PRODUCTION SHARING

CONTRACT FOR EXPLORATION AND PRODUCTION ACTIVITIES

FOR OIL AND NATURAL GAS - First Bidding of

Production Sharing/2013, object of this policy, in

the amount of R$ 122,180,617.40 (One hundred and

twenty-two million, one hundred and eighty

thousand, six hundred seventeen dollars and forty

cents), as the provisions in the clauses and

general conditions: -------------------------------

------------- DESCRIPTION OF WARRANTY -------------

(Modality, value and due date in the Production

Sharing Contract) ---------------------------------

--------------------------------------------------

Modality	Insured Amount	Term
		Beginning	End

Executor	RS 122.180.617,40	12/01/2013	06/02/2018

---------------------------------------------------

--------------- OBJECT OF WARRANTY ----------------

Warranty of compensation, in the amount fixed in

the Policy, considering the reductions in

guaranteed value, by breach of contract of the

TAKER regarding their obligation to fully execute,

within the Exploration Phase, the Minimum Program

for such Exploratory Phase as defined in Annex II -

Minimum Exploratory Program, of the PRODUCTION

SHARING CONTRACT, and to do so spending the

amounts that may be necessary, subject to the

provisions of the Tenth Clause of the PRODUCTION

SHARING CONTRACT No. 48610.011150/2013-10. --------

The value guarantee by this policy is R$

122,180,617.40 (One hundred and twenty-two

million, one hundred and eighty thousand, six

hundred seventeen dollars and forty cents) --------

This policy premium is R$ 2,201,259.56 (two

million, two hundred and one thousand two hundred

and fifty nine reais and fifty-six cents). --------

It is an integral and inseparable part of the

policy, the following documents that we have

restated: -----------------------------------------

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

--------------------------------------------------

• Document I - General Conditions as Susep

Circular Mail No. 232/2003, 239/2003, 251/2004,

255/2004 and 256/2004; ----------------------------

• Document II - Policy - Model of Reduction

Certificate; --------------------------------------

• Document III of the Policy - Model of Notice of

Breach of Contract and Indemnity Request; ---------

• BID INVITATION FOR HIRING ACTIVITIES OF

EXPLORATION AND PRODUCTION OF OIL AND NATURAL GAS -

1st BIDDING FOR PRODUCTION SHARING/2013. --------

- Production Sharing Contract for Exploration and

Production of Oil and Natural Gas No.

48610.011150/2013-10. -----------------------------

This policy is issued in accordance with the

Conditions of Susep Circulars No 232/2003,

239/2003, 251/2004, 255/2004 and 256/2004. --------

Its is an integral part of this policy, the

conditions of warranty set out overleaf. ----------

SAO PAULO, NOVEMBER 19, 2013 ----------------------

AV BRIGADEIRO FARIA UMA. 3477 14th FLOOR - CEP

M538-133 - ITAJM - SÃO PAULO - SP - Tels (11) 3383-

2000 - Fm (11) 3383-2001 SAC 0800-7722-827 -

BENEFICIARY: NATIONAL AGENCY OF OIL, NATURAL GAS

AND BIOFUELS - ANP TAKER: SHELL BRASIL PETRÓLEO

Ltd. ---------------------------------------------

--------- Document I - GENERAL CONDITIONS ---------

The Terms of this Warranty shall be governed by the

terms contained in SUSEP Circular No. 232 dated 03

June, 2003 adapted to Susep Circulars No. 239/2003,

251/2004, 255/2004 and 256/2004 reproduced below: -

--------------------------------

------ SUSEP Circular 232, of June 3, 2003. -------

1. Object -----------------------------------------

This insurance guarantees the faithful performance

of the obligations of the borrower under the Main

contract, made with the beneficiary, as the terms

of the policy. ------------------------------------

2. Definitions ------------------------------------

I. Insurance-Warranty: insurance that guarantees

the faithful compliance with the obligations

assumed by the borrower in the main contract, under

the terms of the policy. --------------------

II. Main Contract: the contractual document, its

amendments and ANNEXES, that specify the

obligations and rights of the beneficiary and the

borrower. -----------------------------------------

III. Proposal: formal instrument for the issue of

insurance policy, made in accordance with the

legislation in force. -----------------------------

IV. Policy: document, signed by the insurer, which

formally represents the insurance bond. -----------

V. Endorsement: formal instrument, signed by the

insurer, making changes in the insurance bond

policy, upon express request and consent of the

parties. ------------------------------------------

VI. General Conditions: clauses, of the policy, of

general applicability to any insurance bond

modality ------------------------------------------

VII. Special Conditions: the policy clauses specify

the different modalities of coverage of the

Insurance contract and change the provisions

set forth in the general conditions. --------------

VIII. Particular Conditions: those that

particularize the policy, distinguishing the

beneficiary, the borrower, the insurance object,

the beneficiary amount and other characteristics

applicable to a particular Contract of insurance.

IX. Beneficiary: lender of the borrower's

obligations assumed in the Main contract. ---------

X. Borrower: debtor of obligations assumed by

himself in the Main contract. ---------------------

XI. Insurance Company: the surety insurance

company, under the policy, of the fulfillment of

the borrower s obligations in the main contract.

XII. Award: due importance, by the borrower, to get

the insurance coverage. -----------------------

XIII. Loss: the default of the obligations covered

by insurance. -------------------------------------

XIV. Compensation: payment of direct damages

resulting from the default of the obligations

covered by insurance. -----------------------------

3. Acceptance -------------------------------------

3.1. Hiring/modification of the insurance contract

shall be made only upon a proposal signed by the

applicant, his agent or an enabled insurance

broker. The written proposal should contain the

essentials elements to the examination and

acceptance of risk. -------------------------------

3.2. The insurer shall provide, obligatorily, to

the applicant, a protocol which identifies the

proposed that was delivered to it, indicating the

date and time of receipt. -------------------------

3.3. The insurer shall have a term of fifteen (15)

days to appear on the acceptance or rejection of

the proposal, the date of its receipt, either for

new insurance or renewals, as well as changes

involving modification of risk. -------------------

3.3.1. If the insurance applicant is an

individual, the request for additional documents,

for review and acceptance of the risk, or the

proposed change, will be made only once, during the

period specified in item 3.3. above. ----------

3.3.2. If the applicant is a legal entity, the

request for additional documents, may occurs more

than once, during the period specified in item 3.3

above, since the Insurer indicates the grounds of

action of new elements, to the proposal evaluation

or assessment of risk. ----------------------------

3.3.3. In case of request for additional

documents, for review and acceptance of the risk,

or the proposed change, the period of 15 (fifteen)

days specified in item 3.3. above shall be

suspended, returning from the date on which the

person submits the documentation. -----------------

3.4. If no offer is accepted, the Insurer shall

communicate such fact, in writing, to the

applicant, specifying the reasons for refusal. ----

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

--------------------------------------------------

3.5. The absence of manifestation, in writing, of

the insurer, in the above said period, will imply

the tacit acceptance of insurance. ----------------

3.6. In cases that the acceptance of the proposal

depends on hiring or alteration of facultative

reinsurance, the period specified in item 3.3.

above shall be suspended until the reinsurer is

formally manifested. ------------------------------

3.6.1. The Insurer, in the terms set out in item

3.3 above, shall inform, in writing, to the

applicant, such an eventuality, highlighting the

resulting lack of coverage as long as the

suspension. ---------------------------------------

3.6.2. As provided in item 3.6. above, it is

forbidden to charge full or partial award, until it

is fully implemented the reinsurance coverage and

confirmed the acceptance of the proposal. -----

3.7. The execution of the policy or endorsement

shall be made within 15 (fifteen) days from the

date of acceptance of the proposal. ---------------

4. Warranty Value --------------------------------

4.1. The value of warranty of this policy must be

understood as the maximum nominal amount secured by

it. --------------------------------------------

4.2. When alterations of values previously

established in the main contract are made, the

value of warranty shall accompany such changes.

4.3. To further modifications made in the Main

contract, under which the modification of the

contract value becomes necessary, the value of

warranty may also be modified, upon request of the

insurer of an issuance of endorsement of recovery

or refund of award relating to the increase or

decrease of the value of warranty and the term. ---

4.4. The value of this policy may be reduced, as

provided in Section XI of the Production Sharing

Agreement, upon the issuance of Endorsement

Reduction Beneficiary, issued by the Insurer, after

submission of Reduction Certificate, as in model of

Document II - Proof of Reduction, made by

the Insured. --------------------------------------

4.5. It is understood and agreed that any updates

to the value of the Beneficiary shall be requested

in writing by the BENEFICIARY to the BORROWER,

which together will provide to the INSURER the

updates through Endorsement of Bond with the

respective INSURNACE COMPANY award collection. ----

4.6. The updates referred in paragraph 4.5 may be

requested by BENEFICIARY when circumstantial

changes occur, including but not limited to

currency and inflation variations, which modify the

expected costs to the fulfillment of the

Exploratory Program guaranteed by this policy. ---

5. Premium of Insurance ---------------------------

5.1. The borrower is responsible for paying the

award to the insurer. -----------------------------

5.2. It is understood and agreed that the insurance

will remain in force even when the borrower has not

been paid the award in the agreed

upon dates. ---------------------------------------

5.3. The insurance award may be paid in cash or in

portions by agreement between insurer and

borrower, not being permitted charging any

additional value, by way of administrative cost

fractionation, should be guaranteed to the

borrower, if any portion payment with financial

interest, the ability to prepay any of the

portions, with a corresponding reduction of the

agreed financials interests. ----------------------

5.4. If the date for payment of award in cash or

any of its portions match a day where is no bank

day, payment can be made on the first business day

on which is banking day. --------------------------

5.5. The insurance company will send the billing

document directly to the borrower or his

representative, subject to minimum notice of five

(5) working days prior to the date of maturity. ---

6. Term -------------------------------------------

The term of insurance coverage shall be equivalent

to the term established in the Main contract, the

borrower must pay the award for all this period. --

7. Expectation and Loss Characterization ----------

7.1. When it is evidenced by the beneficiary

default of the borrower in relation to the

obligations covered by this policy, and when

unsuccessful result extrajudicial notification to

the borrower, the insured shall be entitled to

require, of the insurer, the compensation owed. ---

7.2. Executing the extrajudicial notification to

the borrower, the beneficiary shall,

simultaneously, communicate he insurer the

expectation of loss, by sending a copy of

extrajudicial notification and documentation

clearly indicating the items not completed in the

Contract, with the borrower s answer, if there is

any. ----------------------------------------------

7.3. Noting the default of the borrower, the

beneficiary must notify the insurer, by sending a

notice pursuant to the Model Document III of the

policy - Notice of Default and Compensation

Request and a copy of the administrative process

decisively determining the execution of warranty.

8. Compensation -----------------------------------

8.1. Characterized the loss, the insurer will

compensate the beneficiary, up to the limit of

this policy guarantee, according to one of the

forms below, as is agreed by both parties: --------

I. executing, by a third party, the object of the

Main contract, to give it continuity and conclude,

under its full responsibility, or -----------------

II. paying for the damages caused by the default of

the borrower. ----------------------------------

8.2. The indemnity payment, or beginning of

performance of the obligation, must occur within

30 (thirty) days, counted from the date of

delivery of all documents listed by the insurer as

necessary to characterize and to regulation of the

loss. ---------------------------------------------

8.2.1. Based in a real and justifiable doubt, the

insurer may request documentation and/or

additional information. ---------------------------

8.2.2. In case of request referred in item 8.2.1.

Documents, within thirty (30) days shall be

suspended, restarting your score from the working

day following that on which the requirements are

fully met. ----------------------------------------

8.3. Characterized the loss, the insurer will

compensate the beneficiary in the amount of damage

incurred. -----------------------------------------

8.3.1 Damage is the difference between the

original value in the provisions of the Production

Sharing Contract and the amount realized. ---------

8.3.2. The payment of compensation should take

place within 30 (thirty) days, counted from

the date of delivery of the documents mentioned in

paragraph 8.2. ------------------------------------

8.4. If the insurer does not complete the

characterization of the loss, it will formally

notify the beneficiary, in writing, of its denial

of compensation, stating the reasons that

supported its conclusion in detail. ---------------

9. Update of Values -------------------------------

9.1. Non-payment of financial obligations of the

Insurer, including the compensation pursuant to

Section 8 of these General Conditions, the

deadline for payment of the obligation will result

in: -----------------------------------------------

a) monetary restatement, from the date of payment

of the obligation, in the case of compensation,

the date characterization of the loss, and --------

b) incidence of interest on arrears calculated

pro rata temporis , starting from the first

following the end of the deadline day. ------------

9.2. The Index used for monetary restatement will

be the reference rate of Special System for

Settlement and Custody - SELIC for federal titles,

accumulated monthly or securities index that may

replace it, which is calculated based on the

positive variation accrued between the last index

published before date of payment obligation and

that published immediately preceding the date of

the actual settlement. ----------------------------

9.3. The revolving interest, counted from the

first day after the expiration of the term fixed

for payment of the duty, will be equivalent to

thirty-three hundredths percent, per day of delay,

limited to 20% pursuant to art. 37-A of Law No.

10.522/02. ----------------------------------------

9.4. The payment of amounts related to monetary

correction and interest shall be made independent

of any judicial or extrajudicial, at once,

together with the other amounts owed under the

contract. -----------------------------------------

10. SUBROGATION -----------------------------------

10.1. Pay compensation or the compliance with the

obligations of the borrower defaulting, the

insurance will be subrogate in the rights of the

beneficiary against the borrower, or third parties

whose acts or facts have caused the loss. ---------

10.2. It is ineffective any act of the beneficiary

that diminishes or extinguishes, to the damage of

the insurer, the rights to which this item refers.

10.3. Under articles 347.1, 348 and 349 of the

Brazilian Civil Code, the subrogation is governed

by the rules of the credit assignment, thus, under

Article 290 of the Brazilian Civil Code, the

Borrower and its remaining guarantors reported this

instrument, stating that they are aware of

subrogation (Assignment) held by BENEFICIARY (ANP)

to SEGURADORA BTG Pactual Seguradora S.A. ---------

11. Holding Harmless ------------------------------

11.1. The insurer shall be exempt from liability

in relation to this policy in the event of one or

more of the following cases; ----------------------

I. Acts of God or force majeure, pursuant of the

Brazilian Civil Code. -----------------------------

II. Non-compliance of the obligations of the

borrower arising from acts or facts of liability

of the beneficiary; -------------------------------

III. Amendment of contractual obligations

guaranteed by this policy, as agreed between the

beneficiary and the borrower, without prior

approval of the insurer. --------------------------

IV. Malicious torts committed by the beneficiary

or his legal representative. ---------------------

V. The beneficiary or his legal representative

makes misstatements or omitted in bad faith

circumstances of his knowledge that constitute

aggravation risk of default by the borrower or

that may influence the acceptance of the offer; ---

VI. If the beneficiary intentionally increases the

risk; ---------------------------------------------

11.2 Excluded expressly the responsibility of the

insurer, any and all fines that have a punitive

character, unless otherwise provided in the special

conditions. -------------------------------

12. Competition of Warranties ---------------------

In the event of two or more guarantees already

existing and that each one of them covers the

object of this insurance, the insurer shall be

proportionally liable jointly with the other

participants. -------------------------------------

13. End of Warranty -------------------------------

13.1. The guarantee granted by this insurance

shall terminate: ----------------------------------

I. when the object of the main Contract guaranteed

by the policy is definitely executed upon a term

or statement signed by the beneficiary or the

policy return; ------------------------------------

II. when the beneficiary and the insurer so agree;

III. with the indemnity payment; ------------------

IV. at the expiration of the duration period

provided in the policy, except if otherwise

provided in the special conditions or when

extended by means of endorsement, if there is a

modification of the main Contract. ----------------

14. Disputes --------------------------------------

14.1. The disputes arising from the application of

those conditions may be settled: ------------------

I. by arbitration, or -----------------------------

II. by legal proceedings. -------------------------

14.2. In the event of arbitration, the commitment

clause must be stated in the policy. --------------

15. Prescription ----------------------------------

15.1. The lapse terms are those determined by law.

16. Jurisdiction ----------------------------------

16.1. The judicial matters between the insurer and

the beneficiary shall be processed in the city of

Rio de Janeiro. -----------------------------------

17. FINAL PROVISIONS ------------------------------

17.1. The insurance acceptance is subjected to a

risk analysis. ------------------------------------

17.2. The term for policies and endorsements shall

start and expiry within 24 hours from the dates

indicated on them for those purposes. -------------

17.3 The registration of this plan at Susep in not

and indication, by the Agency, of incentive or

recommendation to its commercialization. ----------

17.4. Seven business days after the issuance of

this document, it may be checked if the policy or

endorsement was duly registered on Susep website -

www.susep.gov.br. ---------------------------------

17.5. The registration status of the insurance

broker may be checked on the website

www.susep.gov.br, through its Susep registration

number, full name, CNPJ or CPF. -------------------

17.6. This insurance is contracted at first ever

risk. ---------------------------------------------

17.7. The entire Brazilian territory is considered

as the geographical scope of hired modalities,

except when otherwise provided in Special

Conditions and/or Specific Conditions of Policy. --

17.8. Occasional charges for translation regarding

the reimbursement of expenses performed abroad

shall be full responsibility of the Insurance

Company. ------------------------------------------

18. Notifications ---------------------------------

18.1. All notices, demands, instructions, waivers,

or other information to be provided regarding this

Insurance-Guarantee must be drawn up in Portuguese,

and delivered by a carrier or courier, certified

mail, or fax, and sent to the following addresses:

----------------------------------------

i) For the INSURER: -------------------------------

SEGURADORA BTG Pactual Seguradora S.A. ------------

Avenida Brigadeiro Faria Lima 3477,14th floor - --

04538-133 -----------------------------------------

SAO PAULO -----------------------------------------

ii) to the BENEFICIARY: ---------------------------

Agência Nacional do Petróleo, Gás Natural e

Biocombustiveis -----------------------------------

Superintendent of Exploration ---------------------

Avenida Rio Branco 65, 19th floor -----------------

20090-004 -----------------------------------------

Rio de Janeiro - RJ -------------------------------

18.2. The addresses and fax numbers for notices

given pursuant to this Insurance-Guarantee policy

may be amended by the issuer or ANP by notice given

to the other at least 15 banking days prior to the

change. -----------------------------------

19. Ratification ----------------------------------

The provisions of the General Conditions that have

not been altered by the special conditions below

are fully ratified. -------------------------------

SÃO PAULO, NOVEMBER 19, 2013 ---------------------

--------------- SPECIAL CONDITIONS ----------------

1. Specific Clause for Tenders and Contracts of

Indirect Execution of Works, Services and Purchase

of the Governmental Agencies, as well as for

Concessions and Permits of the Public Utility. ----

1.1 It is understood that this insurance

guarantees the faithful compliance with the

obligations of the Minimum Exploration Program

assumed in Production Sharing Contracts for oil

and natural gas exploration and production

activities. ---------------------------------------

1.2 The definitions under art. 6° of Law No.

8.666, of June 21, 1993, and of art. 2 of Law No.

8.987, of February 13, 1995 apply to this

insurance. ----------------------------------------

1.3 For the purposes of this insurance it is also

defined: ------------------------------------------

I. Beneficiary: Agência Nacional do Petróleo, Gás

Natural e Biocombustiveis; ------------------------

II. Borrower: the bidding, contracted,

concessionaire or permitted company. --------------

1.4 This policy guarantee is in force: ------------

For the period set forth in the policy, with

expiration estimated for 180 days after the end of

the Exploration Phase, object of this policy. -----

1.5 Renewals are not assumed: they shall be

formalized by the issuance of new policies,

preceded by written notice of the insurer to the

beneficiary and insured, within ninety days before

the end of the policy term, stating its explicit

intention of keeping the guarantee. ---------------

1.6 In addition to the hypothesis provided in

clause 13 of the policy, the guarantee provided by

this insurance will also expire with the complete

fulfillment of the MINIMUM EXPLORATORY PROGRAM

defined in ANNEX II - Minimum Exploratory Program

of PRODUCTION SHARING CONTRACT mentioned in the

policy. -------------------------------------------

2. In compliance with clause 7 of General

Conditions, extrajudicial notification is

understood as the official communication sent by

ANP to the insured, under the official

administrative process. ---------------------------

3. As a complement to Clause 6.4 of General

Conditions, the administrative decisions made

during the due administrative process are assumed

as valid, except when they are suspended or

nullified by standing administrative or court

authority. ----------------------------------------

4. As a complement to Clause 11.1, item V, it is

understood that is not ANP s responsibility to keep

the Insurer informed about occasional changes in

technical and social conditions of the Insured.

Such information shall be obtained directly by the

Insurer from the Insured, or by checking the

administrative processes of ANP, since there is no

legal dispute, or the Insured waives such secrecy.

The provisions of the general conditions that have

not been altered by the present special conditions

are fully ratified. -------------------------------

Ratification --------------------------------------

The provisions of the General Conditions that have

not been altered by the special conditions below

are fully ratified. -------------------------------

--------------- SPECIAL CONDITIONS ----------------

This policy does not insure risks arising from

other modalities of the Insurance-Guarantee, does

not insure the payment of any fines or financial

charges that are contractually established under

the contract or under the amendments and,

furthermore, does not insure the obligations

concerning tax payments, labor liabilities of any

nature, social security, Indemnity to Third

Parties, as well as it does not insure risks that

are covered by other insurance fields. -----------

It is furthermore stated that losses and/or

damages directly or indirectly caused by acts of

terrorism are not covered, notwithstanding its

purpose that might be duly recognized as a threat

to the public order by the competent authorities.

This policy has the reinsurance coverage supplied

by RB Brasil Re,allow, from side to side process

Nº 1604/2013 --------------------------------------

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

--------------------------------------------------

----- Document II Certificate OF Reduction ------

[MODEL TO BE FILLED OUT BY ANP IN CASE OF

REDUCTION - DO NOT FILL IN] -----------------------

Reference is made to the Insurance-warranty of the

Performer (Insurance-Warranty), in [insert city

name], dated [insert date in format

Month/Day/Year], issued by [Name of Issuer] -------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

(i) The amount in Reais, specified below (a), is

the allocable amount in Nominal Value of the

Letter of Credit to the works performed by

Contractors regarding the Minimum Exploration

Program until the date of this Certificate; and ---

(ii) The Nominal Value of the Policy shall be

reduced to a value equal to the Remaining Nominal

Value, specified below (b), effective from the

date of this Certificate. -------------------------

(a) Amount in Reais allocable to work in the

Minimum Exploratory Program [insert Nominal Value]

(b) Remaining Nominal Value R$ [insert Nominal

Value] --------------------------------------------

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E

BIOCOMBUSTÍVEIS -----------------------------------

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

-------------------------------------------------

Document III - Notice of Default and indemnity

Request -------------------------------------------

Draft according to POLICY No. [insert number of

policy] issued by [Insert name of Insurer]. -------

[insert payment order date, in format

month/day/year] -----------------------------------

[MODEL TO BE FILLED OUT BY ANP IN CASE OF DRAFT -

DO NOT FILL IN] -----------------------------------

In Cash -------------------------------------------

The undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certifies that

(i) the Contract has finished without the

fulfillment of the Minimum Exploration Program, or

(ii) the Minimum Exploration Program was not

fulfilled by the Contractors from: [insert date in

format month/day/year, of the last day established

for Exploration Period]; --------------------------

Pay AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E

BIOCOMBUSTÍVEIS the nominal value of R$ [insert

Face Amount] ([insert amount in full] reais). -----

Draft according to POLICY No. [insert number of

policy] issued by [Insert name of Insurer]. -------

AGÊNCIA NACIONAL DO PETRÓLEO, GÁS NATURAL E

BIOCOMBUSTÍVEIS -----------------------------------

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

To: [Insert name of insurer] ----------------------

[insert address of insurer] -----------------------

--------------------------------------------------

[Document bears a sign in the bottom of the page] -

-------------------------------------------------

------ Document IV - Completion Certificate -------

[MODEL TO BE FILLED IN BY THE ANP AT THE SIGNATURE

OF THE PRODUCTION SHARING CONTRACT BY THE BUSINESS

COMPANY - DO NOT FILL IN] -------------------------

Reference is made to the Policy [insert number of

policy], dated [insert date of issue in format

month/day/year], issued by [insert name of issuer].

------------------------------------------ The

undersigned, duly authorized to execute this

Certificate on behalf of ANP, hereby certify that:

The Minimum Exploration Program was completed by

the Contractors; and ------------------------------

The Contractor s obligations that were guaranteed

by the above mentioned Policy have terminated. ----

This Certificate has been duly executed by the

undersigned on [insert date in the format

month/day/year]. ----------------------------------

AGÊNCIA NACIONAL DO PETRÓLEO. NATURAL GAS AND

BIOFUEL -------------------------------------------

[signature] ---------------------------------------

Name: [insert name] -------------------------------

Function: [insert function] ----------------------

--------- ANNEX IV-PERFORMANCE GUARANTEE ---------

[Document bears six signs in the bottom of the

page] ---------------------------------------------

[Document bears teo stamps in the bottom of the

page] ---------------------------------------------

-------------- PERFORMANCE GUARANTEE --------------

--------------------------------------------------

[Document bears a stamp in top of the page] ------

--------------------------------------------------

This Guarantee of Performance refers to the

Production Sharing Contract no. 48610.011150/2013-

10, Area LIBRA_P1, signed between the National

Agency of Petroleum, Natural Gas and Biofuel - ANP

and CNOOC Petroleum Brasil Ltda. ("Guaranteed"), a

limited liability company incorporated in

accordance with the Brazilian laws. ---------------

With reference to the obligations arising from the

Contract, or related to it, assumed by the

Guaranteed, or that may t>e imposed to it, CNOOC

International Limited C'Guarantor"), a limited

liability company incorporated in accordance with

the laws of the British Virgin Islands, an

Affiliate of the Guaranteed, fully agrees with the

provisions numbered below: ------------------------

1. The terms written in capital letters and not

defined here shall have their meanings established

in the Contract. ----------------------------------

2. The Guarantor declares to ANP that: (i) it is

incorporated in accordance with the laws of its

jurisdiction; (ii) it has all the shareholding

powers and legal representation to sign, submit and

fulfill this Guarantee; (iii) this Guarantee

represents the legal obligations validly assumed by

the Guarantor and performed against it in

accordance with its terms; (iv) governmental

approvals for the fulfillment, presentation and

compliance of this Guarantee are not necessary,

except those that have already been obtained and

are now in force; and (v) the fulfillment,

presentation and compliance with this Guarantee by

the Guarantor does not breach any device of

existing law or regulation to which it is subject,

as well as any provision of corporate documents of

the Guarantor or of any agreements or contracts it

is part of. ---------------------------------------

3. The Guarantor herein ensures ANP, in

unconditional nature, as main debtor, the due and

timely compliance of all guaranteed obligations

because of the Contract or any related to it. -----

4. If the Guaranteed does not fulfill, in any

aspect, its obligations in the Contract or breach,

somehow, the provisions contained in it, the

Guarantor commits itself, upon official

notification, in writing, to achieve any measure

necessary for the faithful compliance with the

obligations assumed in the above mentioned

contractual document, assuming the responsibility

for any losses, damages, claims, costs and

expenses resulting from the failure in the

operations carried out by the Guaranteed or by the

breach of the Contract by it. Any initiatives of

ANP for direct accountability of the Guaranteed,

at any time, do not invalidate the obligations of

the Guarantor under this Guarantee. ---------------

5. This Guarantee is unconditional and will have

the force and effect until all obligations of the

Guaranteed in the contract, or in connection with

it, are totally and irrevocably met and extinct,

notwithstanding (a) any amendment or termination of

the Contract, (b) any term extension, another

tolerance or concession made by ANP, or (c) any

delay or failure by ANP in obtaining available

solutions against the Guaranteed company. ---------

6. It will be allowed to replace this Performance

Guarantee in the case of transfer of the total

participation undivided in rights and obligations

relating to the hiring, provided the assignee

company expressly assumes responsibility for all

previous and subsequent to its inclusion in the

Contract. ----------------------------------------

ANP will not be obligated to use any other

guarantee or initiate any action against, or with

respect to the Guarantee, before performing its

rights under this Guarantee

Directly against the Guarantor. The Guarantor,

moreover, will not be permitted to claim ANP could

have prevented or tolerated in any way, or by any

action, the damage resulting from the non-

fulfillment of the contract by the Guaranteed, or

that the Agency could use any other existing

guarantee at any time in its favor, before acting

against the Guarantor in connection with its

obligations, depending on this Guarantee. The

obligations of the Guarantor under this Guarantee

shall be independent and undivided and It will not

be entitled to compensation or opposition with

respect to any claims it might have against ANP or

any other person. ---------------------------------

8. All the obligations of the Guarantor laid down

here will oblige the Guarantor and its successors.

The Guarantor shall not assign or delegate its

duties and obligations without the prior consent,

in writing, of ANP, and any purported Assignment or

delegation without such contentment be void and

without any value. The Guarantor confirms this

Guarantee will be valid with respect to any

assignee company that is an Affiliate of the

Guaranteed, under this Contract. If the

aforementioned Assignment occurs, the assignee

company shall be considered as the Guaranteed for

all purposes herein, in the extension of the

assigned obligations. -----------------------------

9. This Guarantee shall be governed by and

consented in accordance with the laws of the

Federative Republic of Brazil. --------------------

10. Any failure, delay or tolerance of ANP in

exercising any right, in whole or in part, by

reason of this instrument, will not be construed

as a waiver of the said right or any other. -------

11. Any change or amendment of this guarantee

shall be valid only if officially made and signed

by the Guarantor and ANP. -------------------------

12. Any dispute concerning the interpretation, of

this Guarantee will be resolved in exclusive and

definitive terms through arbitration held

depending on the Rules of the International

Chamber of Commerce. ------------------------------

13. The costs and expenses actually incurred by

ANP due to the implementation of this Guarantee,

including and without limitation, the costs and

attorney's fees will be paid by the Guarantor,

against the submission of invoices. ---------------

14. Any and all notices, requests, instructions,

disclaimers or other communications relating to

this Guarantee, as well as any consents provided

herein, will be written in English and shall be

considered valid only after the receipt and must

be delivered personally or sent by courier, mail

or fax to the address below; ----------------------

For the Guarantor. --------------------------------

CNOOC International Limited -----------------------

Portcullis TrustNet Chambers ----------------------

P.O. Box 3444, Road Town --------------------------

Tortola, British Virgin Islands -------------------

For ANP: -----------------------------------------

--------------------------------------------------

[Document bears a stamp in the top of the page] --

[Document bears two signs from Li Fanrong and

Claudia Rabello] ---------------------------------

--------------------------------------------------

Superintendent of Exploration ---------------------

Avenida Rio Branco 65, 19th floor ----------------

20090-004 ----------------------------------------

Rio de Janeiro RJ ---------------------------------

Brazil --------------------------------------------

Fax (+55 21) 2112 8419 ----------------------------

The addresses and fax numbers above any of the

Parties may be amended, by means of official

notification, in writing, from one to another,

with a minimum notice of 15 (fifteen) days prior

to the effective date of change. ------------------

This warranty will be presented in 1 original. ----

This Guarantee was duly signed by the Guarantor on

12th of November of 2013, and it is to go into

force from the date it is approved by ANP. --------

CNOOC International Limited -----------------------

Name: ---------------------------------------------

Received and Accepted. ----------------------------

Agência Nacional do Petróleo, Gás Natural e

Biocombustiveis -----------------------------------

-------------------------------------------------

[Document bears stamp of the Federative republic of

Brazil] ----------------------------------------

--------------------------------------------------

[Document bears a stamp in the right to side of the

page] -----------------------------------------

--------------------------------------------------

------- Lenora Pereira Ilupsel de Oliveira --------

Sworn Public Translator and Interpreter, duly

appointed by Administrative Rule Number 165, for

translations in English and Portuguese ------------

---------- ABPS Idiomas e Traduções Ltd. ---------

-------- Av. Passos, 115 - rooms 811 e 814 --------

------------- Rio de Janeiro - Centro ------------

-------- Tel: 2213-2986 and Fax: 2518-3817 --------

-------- e-mail: abps@abpstraducoes.com.br --------

The undersigned, appointed to the English language

in accordance with Ordinance No. 690 of the

Distinguished Plenary, on March 9, 2006, signed by

the president of the Board of Trade of the State

Rio de Janeiro, sworn public translator and

interpreter, on Rio de Janeiro, Capital of the

State Rio de Janeiro, Federative Republic of

Brazil, certifies that a document recorded in the

English language in order to translate it into the

vernacular, which must be due to his craft was

presented. ----------------------------------------

IN WITNESS WHEREOF, I sign and attach my Seal of

Office. -------------------------------------------

--------------------------------------------------

[Document bears a stamp with the wording RVJ5119

on it] --------------------------------------------

[Document bears more two stamps] -----------------

[Document bears two stamps in the right top side

of the page] -------------------------------------

[Document bears sign of the Federative Republic of

Brazil] -------------------------------------------

-------------------------------------------------

Translation J20255/13 -----------------------------

The document submitted for translation is a

Warranty of Performance. -------------------------

[Document bears a text written in Mandarin] ------

CNOOC International Limited ----------------------

WARRANTY OF PERFORMANCE ---------------------------

This Performance Guarantee refers to the

Production Sharing Contract No. 48610.01

1150/2013-10, LIBRA_P1 area, concluded between

Agência Nacional de Petróleo, Gás Natural e

Biocombustiveis - ANP and CNOOC Petroleum Brazil

Ltda. ("Guarantee"), a limited business company

organized -----------------------------------------

according to the Brazilian Law. ------------------

With reference to obligations under the Contract or

relating to this, assumed by the Guaranteed, or

permit them to be imposed, CNOOC International

Limited ("Guarantor"), a limited partnership

organized under the laws of British Virgin Islands-

an Affiliate guaranteed agree fully with the

provisions numbered below: --------------------

1. The words written in capital letters and not

defined herein shall have the meanings set forth in

the Contract. ----------------------------------

2. The Guarantor declares to ANP: (i) it is

organized under the laws of its jurisdiction, (ii)

has all requisite corporate power and legal

authority to sign, submit and comply with this

Warranty, (iii) this Warranty constitutes the legal

obligations validly assumed by the Guarantor and is

against this feasible, in accordance with its

terms, (iv) it is not necessary governmental

approvals for the implementation, delivery and

performance of this warranty, except those who have

been obtained and are in effect, and (v) the

execution, delivery and performance of this

Guarantee by the Guarantor shall not violate any

law or regulation existing device to which it is

subject, and any provision of the corporate

documents of the Guarantor or any agreements or

arrangements to which this part. -----------------

3. The Guarantor hereby guarantees to the ANP,

unconditionally, as primary debtor, due and

punctual enforcement of all obligations of the

Guaranteed by reason of this Agreement or related.

4. If the Guaranteed does not comply, in any

respect, its obligations under the Agreement or

violate in any way the provisions set out herein,

the Guarantor undertakes, an official

notification, in writing, to perform any action

required for the faithful performance of

obligations mentioned in the contractual

instrument, taking responsibility for any losses,

damages, claims, costs and expenses resulting from

failure in operations carried out by the

Guaranteed or the breach of this Agreement by. ANP

Possible initiatives for direct accountability of

Guarantee, at any time, shall not invalidate the

obligations of the Guarantor contained in this

Guarantee. ---------------------------------------

5. This Guarantee is unconditional and will have

force and effect until all obligations of the

Guaranteed Agreement or in connection with this,

are fully and irrevocably satisfied and

discharged, notwithstanding (a) any amendment or

termination of the Contract, (b) any extension

term, other indulgence, or hiring by the ANP, or

(c) any delay or failure by the ANP in obtaining

remedies available against the Guaranteed Entity.

6. Replacement of this Performance Guarantee shall

be permitted in the case of assignment of all of

the undivided share in the rights and obligations

relating to hiring, since business company

transferee expressly assume by all prior and

subsequent to its entry into the Contract duties.

7. ANP is not obligated to pursue any guarantee or

take any action against or with respect to the

guarantee before enforcing its rights under this

Guarantee directly against the Guarantor. It is

not allowed to Guarantor, moreover, claim that the

ANP could have avoided or mitigated in any way, or

by any action, the damages resulting from the

breach of the Contract by Guarantee, or that the

agency could use any other shall be permitted

existing guarantee at any time in its favor,

before proceeding against the Guarantor in

connection with the obligations of this, as this

Warranty. The obligations of the Guarantor under

this Guarantee and shall be independent and will

not be entitled to compensation or counterclaim

with respect to any claims it may have against ANP

or anyone else. ----------------------------------

8. All obligations of the Guarantor hereunder bind

the Guarantor and its successors, The Guarantor

may not assign or delegate its duties and

obligations without the prior official written

consent of the ANP, and any purported assignment or

delegation without such consent shall be null and

worthless. The Guarantor confirms that this

Guarantee shall be valid with respect to any assign

liability company that is an Affiliate of the

Guarantee pursuant to this Agreement. Occurring

this mentioned Assignment, the assign liability

company will be deemed to Guarantee for all

purposes hereunder, to the extent of the

obligations transferred. --------------------------

9. This Guarantee shall be governed and construed

in accordance with the laws of the Federative

Republic of Brazil. ------------------------------

10. Any failure or delay by the ANP in exercising

any right, in whole or in part, because of this

document, shall not be construed as a waiver of

the exercise of that right or any other. ---------

11. Any amendment or modification of this Warranty

will only be valid if it s official and signed by

the Guarantor and ANP. ---------------------------

12. Any dispute concerning the interpretation of

this Warranty will be settled exclusively and

definitely terms, by arbitration conducted in

accordance with the rules of International Chamber

of Commerce. -------------------------------------

13. Costs and expenses actually incurred by the

ANP due to the enforcement of this Guarantee,

including, without limitation, costs and

attorneys' fees, shall be paid in cash by the

Guarantor, upon presentation of invoices. --------

14. All notices, demands, instructions, waivers or

other communications relating to this Warranty,

and any consents contained therein, shall be in

Portuguese and shall be effective upon receipt and

shall be delivered personally or sent by courier,

sedex or fax at the addresses below: --------------

If for the Guarantor: ----------------------------

CNOOC International Limited ----------------------

Portcullis TrustNet Chambers ---------------------

P.O. Box 3444, Road Town -------------------------

Tortola, British Virgin Islands ------------------

If for ANP: --------------------------------------

Superintendent of Exploration ---------------------

Avenida Rio Branco 65, 19th floor ----------------

20090-004 ----------------------------------------

Rio de Janeiro - RJ ------------------------------

Brazil - -----------------------------------------

Fax (+55 21) 2112 8419 - -------------------------

The addresses and fax numbers above, of any

Parties, may be changed by means of official

notification, in writing from, one to another with

a least prior to the effective date of change

fifteen (15) working days. -----------------------

This Guarantee may be executed on 1 via, and any

such vias considered original. -------------------

This Guarantee has been duly executed by the

Guarantor on November 12, 2013, and will be

effective and will be effective from the date of

its approval by the ANP. -------------------------

CNOOC International Limited ----------------------

[signed] -----------------------------------------

Name: Li Fanrong - - -----------------------------

Received and Accepted ---------------------------

Agência Nacional do Petróleo, Gás Natural e -------

Biocombustiveis ----------------------------------

[nihill] -----------------------------------------

Name: [nihill] - ---------------------------------

[Document bears a text written in Mandarin] ------

NOTORIAL CERTIFICATE -----------------------------

(TRANSLATION) ------------------------------------

(2013) J.F.Z.W.J.Z.Zi, No. 01498 -----------------

Petitioner: Li Fanrong, male, born in October 11,

1963, passport number: S90356072- Legalized Item:

Signature- ---------------------------------------

By this deed i certificate that Li Fanrong has

been present to the 18th floor, CNOOC Building,

No. 25 Chaoyangmenbei Street, Dongcheng District,

Beijing, in November 12, 2013, signed in front of

the notary public and will act Wang Yue in

Documents in foreign language just here. ----------

Notary Public: Zhang Rui -----------------------

Fangzheng Notary Office, Beijing -----------------

People's Republic of China - ---------------------

November 12, 2013 - ------------------------------

[Document bears a text written in Mandarin] ------

[It is attached in this document a certifying

issued by the Brazilian Embassy in Beijing, dated

November 14, 2013 and singed for Frederico

Fortunato Rodrigues. Deputy Consul, certifying the

signature of Li Yuping - First Secretary

Ministry of Foreign Affairs of China, the Ministry

of Foreign Affairs 2, in Beijing - China.] --------

Rio de Janeiro, November 18, 2013. ---------------

------------- WARRANTY OF PERFORMANCE ------------

--------------------------------------------------

[Document bears a stamp in the top of the

subsequent pages] ---------------------------------

--------------------------------------------------

This Performance Guarantee refers to the

Production Sharing Contract No. 48610.01

1150/2013-10, LIBRA_P1 area, concluded between

Agência Nacional de Petróleo, Gás Natural e

Biocombustiveis - ANP and CNOOC Petroleum Brazil

Ltda. ("Guarantee"), a limited business company

organized according to the Brazilian Law. --------

With reference to obligations under the Contract or

relating to this, assumed by the Guaranteed, or

permit them to be imposed, China National Oil and

Gas Exploration and Development Corporation

("Guarantor"), a limited partnership organized

under the laws of British Virgin Islands-an

Affiliate guaranteed agree fully with the

provisions numbered below: -----------------------

1. The words written in capital letters and not

defined herein shall have the meanings set forth

in the Contract. ----------------------------------

2. The Guarantor declares to ANP: (i) it is

organized under the laws of its jurisdiction, (ii)

has all requisite corporate power and legal

authority to sign, submit and comply with this

Warranty, (iii) this Warranty constitutes the legal

obligations validly assumed by the Guarantor and is

against this feasible, in accordance with its

terms, (iv) it is not necessary governmental

approvals for the implementation, delivery and

performance of this warranty, except those who have

been obtained and are in effect, and (v) the

execution, delivery and performance of this

Guarantee by the Guarantor shall not violate any

law or regulation existing device to which it is

subject, and any provision of the corporate

documents of the Guarantor or any agreements or

arrangements to which this part. -----------------

3. The Guarantor hereby guarantees to the ANP,

unconditionally, as primary debtor, due and

punctual enforcement of all obligations of the

Guaranteed by reason of this Agreement or related.

4. If the Guaranteed does not comply, in any

respect, its obligations under the Agreement or

violate in any way the provisions set out herein,

the Guarantor undertakes, an official

notification, in writing, to perform any action

required for the faithful performance of

obligations mentioned in the contractual

instrument, taking responsibility for any losses,

damages, claims, costs and expenses resulting from

failure in operations carried out by the

Guaranteed or the breach of this Agreement by. ANP

Possible initiatives for direct accountability of

Guarantee, at any time, shall not invalidate the

obligations of the Guarantor contained in this

Guarantee. ---------------------------------------

5. This Guarantee is unconditional and will have

force and effect until all obligations of the

Guaranteed Agreement or in connection with this,

are fully and irrevocably satisfied and

discharged, notwithstanding (a) any amendment or

termination of the Contract, (b) any extension

term, other indulgence, or hiring by the ANP, or

(c) any delay or failure by the ANP in obtaining

remedies available against the Guaranteed Entity.

6. Replacement of this Performance Guarantee shall

be permitted in the case of assignment of all of

the undivided share in the rights and obligations

relating to hiring, since business company

transferee expressly assume by all prior and

subsequent to its entry into the Contract duties.

7. ANP is not obligated to pursue any guarantee or

take any action against or with respect to the

guarantee before enforcing its rights under this

Guarantee directly against the Guarantor. It is not

allowed to Guarantor, moreover, claim that the ANP

could have avoided or mitigated in any way, or by

any action, the damages resulting from the breach

of the Contract by Guarantee, or that the agency

could use any other shall be permitted

existing guarantee at any time in its favor,

before proceeding against the Guarantor in

connection with the obligations of this, as this

Warranty. The obligations of the Guarantor under

this Guarantee and shall be independent and will

not be entitled to compensation or counterclaim

with respect to any claims it may have against ANP

or anyone else. -----------------------------------

8. All obligations of the Guarantor hereunder bind

the Guarantor and its successors, The Guarantor

may not assign or delegate its duties and

obligations without the prior official written

consent of the ANP, and any purported assignment

or delegation without such consent shall be null

and worthless. The Guarantor confirms that this

Guarantee shall be valid with respect to any

assign liability company that is an Affiliate of

the Guarantee pursuant to this Agreement. Occurring

this mentioned Assignment, the assign liability

company will be deemed to Guarantee for all

purposes hereunder, to the extent of the

obligations transferred. --------------------------

9. This Guarantee shall be governed and construed

in accordance with the laws of the Federative

Republic of Brazil. ------------------------------

10. Any failure or delay by the ANP in exercising

any right, in whole or in part, because of this

document, shall not be construed as a waiver of the

exercise of that right or any other. ---------

11. Any amendment or modification of this Warranty

will only be valid if it s official and signed by

the Guarantor and ANP. ---------------------------

12. Any dispute concerning the interpretation of

this Warranty will be settled exclusively and

definitely terms, by arbitration conducted in

accordance with the rules of International Chamber

of Commerce. -------------------------------------

13. Costs and expenses actually incurred by the

ANP due to the enforcement of this Guarantee,

including, without limitation, costs and

attorneys' fees, shall be paid in cash by the

Guarantor, upon presentation of invoices. --------

14. All notices, demands, instructions, waivers or

other communications relating to this Warranty, and

any consents contained therein, shall be in

Portuguese and shall be effective upon receipt and

shall be delivered personally or sent by courier,

sedex or fax at the addresses below: --------------

If for the Guarantor: ----------------------------

China National Oil and Gas Exploration and

Development Corporation No.6-1,

FuchengmenBeidajie, Xicheng District Beijing,

China ---------------------------------------------

If for ANP: ---------------------------------------

Superintendent of Exploration ---------------------

Avenida Rio Branco 65, 19th floor -----------------

20090-004 -----------------------------------------

Rio de Janeiro - RJ -------------------------------

Brazil --------------------------------------------

Fax: (+55 21) 2112 8419 ---------------------------

The addresses and fax numbers above, of any

Parties, may be changed by means of official

notification, in writing from, one to another with

a least prior to the effective date of change

fifteen (15) working days. -----------------------

This Guarantee may be executed on 3 via, and any

such vias considered original. -------------------

This Guarantee has been duly executed by the

Guarantor on November 23, 2013, and will be

effective and will be effective from the date of

its approval by the ANP. -------------------------

China National Oil and Gas Exploration and

Development Corporation --------------------------

Nome Bo Qiliang -----------------------------------

Received and Accepted ----------------------------

Agência Nacional do Petróleo. Gás Natural e

Biocombustiveis ----------------------------------

--------------------------------------------------

[Document bears two signs from Bo Qiliand and

Claudia Rabello] ---------------------------------

--------------------------------------------------

------------- WARRANTY OF PERFORMANCE ------------

[Document bears three stamps in the top of the

page] --------------------------------------------

--------------------------------------------------

This Performance Guarantee refers to the

Production Sharing Contract No. 48610.01

1150/2013-10, LIBRA_P1 area, concluded between

Agência Nacional de Petróleo, Gás Natural e

Biocombustiveis - ANP and TOTAL E&P DO BRASIL LTDA.

("Guarantee"), a limited business company organized

according to the Brazilian Law. --------- With

reference to obligations under the Contract or

relating to this, assumed by the Guaranteed, or

permit them to be imposed, TOTAL E&P DO BRASIL

LTDA. ("Guarantor"), a limited partnership

organized under the laws of British Virgin

Islands-an Affiliate guaranteed agree fully with

the provisions numbered below: -------------------

1. The words written in capital letters and not

defined herein shall have the meanings set forth

in the Contract. ----------------------------------

2. The Guarantor declares to ANP: (i) it is

organized under the laws of its jurisdiction, (ii)

has all requisite corporate power and legal

authority to sign, submit and comply with this

Warranty, (iii) this Warranty constitutes the

legal obligations validly assumed by the Guarantor

and is against this feasible, in accordance with

its terms, (iv) it is not necessary governmental

approvals for the implementation, delivery and

performance of this warranty, except those who

have been obtained and are in effect, and (v) the

execution, delivery and performance of this

Guarantee by the Guarantor shall not violate any

law or regulation existing device to which it is

subject, and any provision of the corporate

documents of the Guarantor or any agreements or

arrangements to which this part. -----------------

3. The Guarantor hereby guarantees to the ANP,

unconditionally, as primary debtor, due and

punctual enforcement of all obligations of the

Guaranteed by reason of this Agreement or related.

4. If the Guaranteed does not comply, in any

respect, its obligations under the Agreement or

violate in any way the provisions set out herein,

the Guarantor undertakes, an official

notification, in writing, to perform any action

required for the faithful performance of

obligations mentioned in the contractual

instrument, taking responsibility for any losses,

damages, claims, costs and expenses resulting from

failure in operations carried out by the

Guaranteed or the breach of this Agreement by. ----

5. This Guarantee is unconditional and will have

force and effect until all obligations of the

Guaranteed Agreement or in connection with this,

are fully and irrevocably satisfied and

discharged, notwithstanding (a) any amendment or

termination of the Contract, (b) any extension

term, other indulgence, or hiring by the ANP, or

(c) any delay or failure by the ANP in obtaining

remedies available against the Guaranteed Entity.

6. Replacement of this Performance Guarantee shall

be permitted in the case of assignment of all of

the undivided share in the rights and obligations

relating to hiring, since business company

transferee expressly assume by all prior and

subsequent to its entry into the Contract duties. -

--------------------------------------------------

[Document bears two stamps in the bottom of the

page] --------------------------------------------

--------------------------------------------------

[Document bears two stamps in the top of the page]

--------------------------------------------------

7. ANP is not obligated to pursue any guarantee or

take any action against or with respect to the

guarantee before enforcing its rights under this

Guarantee directly against the Guarantor. It is

not allowed to Guarantor, moreover, claim that the

ANP could have avoided or mitigated in any way, or

by any action, the damages resulting from the

breach of the Contract by Guarantee, or that the

agency could use any other shall be permitted

existing guarantee at any time in its favor,

before proceeding against the Guarantor in

connection with the obligations of this, as this

Warranty. The obligations of the Guarantor under

this Guarantee and shall be independent and will

not be entitled to compensation or counterclaim

with respect to any claims it may have against ANP

or anyone else. ----------------------------------

8. All obligations of the Guarantor hereunder bind

the Guarantor and its successors, The Guarantor

may not assign or delegate its duties and

obligations without the prior official written

consent of the ANP, and any purported assignment or

delegation without such consent shall be null and

worthless. The Guarantor confirms that this

Guarantee shall be valid with respect to any assign

liability company that is an Affiliate of the

Guarantee pursuant to this Agreement. Occurring

this mentioned Assignment, the assign liability

company will be deemed to Guarantee for all

purposes hereunder, to the extent of the

obligations transferred. --------------------------

9. This Guarantee shall be governed and construed

in accordance with the laws of the Federative

Republic of Brazil. ------------------------------

10. Any failure or delay by the ANP in exercising

any right, in whole or in part, because of this

document, shall not be construed as a waiver of

the exercise of that right or any other. ---------

11. Any amendment or modification of this Warranty

will only be valid if it s official and signed by

the Guarantor and ANP. ---------------------------

12. Any dispute concerning the interpretation of

this Warranty will be settled exclusively and

definitely terms, by arbitration conducted in

accordance with the rules of International Chamber

of Commerce. -------------------------------------

13. Costs and expenses actually incurred by the

ANP due to the enforcement of this Guarantee,

including, without limitation, costs and

attorneys' fees, shall be paid in cash by the

Guarantor, upon presentation of invoices. --------

14. All notices, demands, instructions, waivers or

other communications relating to this Warranty,

and any consents contained therein, shall be in

Portuguese and shall be effective upon receipt and

shall be delivered personally or sent by courier,

sedex or fax at the addresses below: --------------

If for the Guarantor: ----------------------------

TOTAL S.A. ---------------------------------------

2, place Jean Millier -----------------------------

La Defense 6 --------------------------------------

92078 Paris La Defense Cedex ----------------------

France --------------------------------------------

Fax: +33 1 4744 4874 ------------------------------

If for ANP: ---------------------------------------

Superintendent of Exploration ---------------------

Avenida Rio Branco 65, 19th floor ----------------

20090-004 -----------------------------------------

Rio de Janeiro - RJ -------------------------------

--------------------------------------------------

[Document bears stamp in the bottom of the page] --

[Document bears two stamp in the top of the page] -

[Document bears three sings from Patrick de la

Chevardière, Claudia Rabello and the other unkown]

[Document bears stamp with the wording RVG88120

in it] --------------------------------------------

[Document bears three others stamps] -------------

[Document bears two stamps] ----------------------

--------------------------------------------------

Rio de Janeiro - RJ ------------------------------

Brazil --------------------------------------------

Fax; (+55 21) 2112 8419 --------------------------

The addresses and fax numbers above, of any

Parties, may be changed by means of official

notification, in writing from, one to another with

a least prior to the effective date of change

fifteen (15) working days. ------------------------

This Guarantee may be executed on 2 via, and any

such vias considered original. -------------------

This Guarantee has been duly executed by the

Guarantor on November 08, 2013, and will be

effective and will be effective from the date of

its approval by the ANP. -------------------------

TOTAL S.A -----------------------------------------

Patrick de La Chevardière -------------------------

Financial Director --------------------------------

Received and Accepted ----------------------------

Agência Nacional do Petróleo, Gás Natural e

Biocombustíveis ----------------------------------

---------- ANNEX X - CONSORTIUM CONTRACT ----------

----------------------- AND -----------------------

---------- ANNEX XI CONSORTIUM RULES . ----------

--------------- CONSORTIUM CONTRACT ---------------

-------------------- LIBRA_P1 ---------------------

----- CONCERNING PRODUCTION SHARING CONTRACT ------

------------ No. 48610.011150/2013-10 -------------

-------------------- LIBRA_P1 ---------------------

------------------ SANTOS BASIN -------------------

--------------------- between ---------------------

Empresa Brasileira de Administração de Petróleo e

Gás Natural S.A. - Pré-Sal Petróleo ---------------

------------------ S.A. - PPSA, -------------------

------ Petróleo Brasileiro S.A. - PETROBRAS -------

------------ Total E&P do Brasil Ltda. ------------

----------- SheU Brasil Petróleo Ltda. ------------

-------- CNODC Brasil Petróleo e Gás Ltda. --------

----------------------- and -----------------------

---------- CNOOC Petroleum Brasil Ltda. -----------

----------------- Rio de Janeiro -----------------

---------------- RJ November 2013 ----------------

--------------- CONSORTIUM CONTRACT ---------------

PARTIES -------------------------------------------

The following are Parties to this Consortium

Contract, hereinafter jointly referred to as

Parties or Co-Venturer, or individually referred to

as Party or Co-Venturers. ----------------------

EMPRESA BRASILEIRA DE ADMINISTRAÇÃO DE PETRÓLEO E

GÁS NATURAL S.A. - PRÉ-SAL PETRÓLEO S.A. - PPSA,

business company incorporated under the laws of

Brazil, with its head office at ST SBN Quadra 2,

Bloco F, Sala 1505, Asa Norte, Brasília, DF, CEP

70.041-906, enrolled in the Brazilian Register of

Corporate Taxpayers of the Ministry of Finance

(CNPJ/MF) under no. 18.738.727/0001-36, hereinafter

represented by Oswaldo Antunes Pedrosa Junior,

Brazilian, married, engineer, holder of the

identity card no. 00077926210 CNH/RJ and enrolled

in the Brazilian Register of Individual Taxpayers

of the Ministry of Finance (CPF/MF) under no.

278.218.117-34, acting as Production Sharing

Contract Manager in accordance with article 2 of

Law no. 12.304/2010, hereinafter referred to as

Managing Company, ------------------

The Contractors, ----------------------------------

PETRÓLEO BRASILEIRO S.A - PETROBRAS, business

company incorporated under the laws of Brazil,

with its head office at Av. República do Chile,

65, Centro, Rio de Janeiro, RJ. CEP 20031-912,

enrolled in the Brazilian Register of Corporate

Taxpayers of the Ministry of Finance (CNPJ/MF)

under no.33.000.167/0001-01, hereinafter

represented by José Jorge de Moraes Júnior,

Brazilian, divorced, geologist, holder of the

identity card no. 07018434-6 IFP/RJ and enrolled in

the Brazilian Register of Individual Taxpayers of

the Ministry of Finance (CPF/MF) under no.

012.253.108-65, with commercial address at Av.

República do Chile 330, Torre Leste, 33º andar,

municipality of Rio de Janeiro, State of Rio de

Janeiro; ------------------------------------------

SHELL BRASIL PETRÓLEO LTDA, business company

incorporated under the laws of Brazil, with its

head office at Avenida das Américas nº 4200, Bloco

5, Salas 101,401, 501,601 e 701 e Bloco 6, Salas

101, 201, 301, 401, 501 e 601, Barra da Tijuca,

Rio de Janeiro, RJ, CEP 22640-102, enrolled in the

Brazilian Register of Corporate Taxpayers of the

Ministry of Finance (CNPJ/MF) under no.

10.456.016/0001-67 (hereinafter referred to as

Contractor"), hereinafter represented by its

Managing Director, André Lopes de Araújo,

Brazilian, single, chemical engineer, holder of the

identity card no. 04.450.411-6 issued by DETRAN/RJ

and enrolled in the Brazilian Register of

Individual Taxpayers of the Ministry of Finance

(CPF/MF) under no. 801.224.267-20, with commercial

address at Avenida das Américas nº 4200, Blocos 5 e

6, Barra da Tijuca, Rio de Janeiro, RJ, CEP 22640-

102, ----------------------------------------

TOTAL E&P DO BRASIL LTDA, business company

incorporated under the laws of Brazil, with its

head office at Av. Repúbica do Chile 500, 19º

Andar, Centro, Rio de Janeiro, RJ, CEP 22031-170,

enrolled in the Brazilian Register of Corporate

Taxpayers of the Ministry of Finance (CNPJ/MF)

under no. 02.461.767/0001-43 (hereinafter referred

to as Contractor"), hereinafter represented by

Denis Jacques Henri Palluat de Besset. French,

married, engineer, holder of the French passport

no. 08CX28540, enrolled in the Brazilian Register

of Corporate Taxpayers of the Ministry of Finance

(CNPJ/MF) under no. 061.309.457-36, residing and

domiciled at Av. Epitacio Pessoa, 2664 / 1104,

Lagoa, RJ, with commercial address at Av. República

do Chile 500, 19º Andar, Centro, Rio de Janeiro,

RJ, and ---------------------------------- CNODC

BRASIL PETRÓLEO E GÁS LTDA, business company

incorporated under the laws of Brazil, with its

head office at Avenida Rio Branco, nº 14. 13º

andar (parte), Centro, Rio de Janeiro, RJ. CEP

20090-000, enrolled in the Brazilian Register of

Corporate Taxpayers of the Ministry of Finance

(CNPJ/MF) under no. 19.233.194/0001-01

(hereinafter referred to as Contractor"),

hereinafter represented by its attorney-in-fact.

Wan Guangfeng, Chinese, married, business

director, holder of the passport no. P01742778,

issued by the People's Republic of China, with

commercial address at No. 6-1 Fuchengmen Beidajie,

Xicheng District, Beijing, China -----------------

CNOOC PETROLEUM BRASIL LTDA, business company

incorporated under the laws of Brazil, with its

head office at Rua Teixeira de Freitas 31-8º andar

(parte), Centro, Rio de Janeiro, RJ. CEP 20021-

350, enrolled in the Brazilian Register of

Corporate Taxpayers of the Ministry of Finance

(CNPJ/MF) under no. 19.246.634/0001-57

(hereinafter referred to as Contractor"),

hereinafter represented by its Manager, Alexandre

Ribeiro Chequer, Brazilian, married, lawyer,

holder of the identity card no. 98.949 OAB/RJ and

enrolled in the Brazilian Register of Individual

Taxpayers of the Ministry of Finance (CPF/MF)

under no. 043.678 267-75, with commercial address

at Rua Teixeira de Freitas 31-9° andar, Centro,

Rio de Janeiro, RJ. CEP 20021¬350. ----------------

1. CLAUSE ONE - DENOMINATION OF THE CONSORTIUM ----

1.1. The consortium shall be referred to as

Consórcio LIBRA_P1 -------------------------------

2. CLAUSE TWO - OBJECT OF THE CONSORTIUM ----------

2.1. The object of this Consortium Contract is the

association of the Parties to execute the

Production Sharing Contract for Exploration and

Production of Oil and Natural Gas no

48610.011150/2013-10 (hereinafter referred to as

Production Sharing Contract). ---------------------

2.2. The Co-Venturers have established and shall

established, in specific documents, without

prejudice to documents and commitments in the

Production Sharing Contract, rules and special

conditions to regulate internally the individual

relationships, constituting their capacity as Co-

Venturers, as well as the monitoring of the

Consortium Operations. ----------------------------

3. CLAUSE THREE - CONSTITUTION OF THE CONSORTIUM --

3.1. The Consortium shall have its head office at

Av, República do Chile, nº 330, Torre Leste, 33º

andar, municipality of Rio de Janeiro-RJ, Brasil --

3.2. The Consortium, as well as the execution of

the object of the Consortium Contract and the use

of the Common Assets, shall not constitute a

business company between the Parties. -------------

4. CLAUSE FOUR - OPERATING MANAGEMENT - OPERATOR

AND OPERATIONS ------------------------------------

COMMITTEE -----------------------------------------

4.1. Pursuant to Law no. 12.351/2010, PETROBRAS is

the Operator and leader of the Consortium. --------

4 2. The operator in turn accepts act as such and

undertakes to monitor and perform the Operations,

performing actios, executing legal transactions

and representing the Consortium with ANP before

the Federal, State and Municipal Governments as

well as before third parties from the date of entry

into force of this Consortium Contract. -----

4.3. The Operating Committee shall deliberate

concerning the administration of the Consortium,

which formation, jurisdiction, powers, areas of

performance, composition, frequency of meetings,

voting procedures and issues specifically subject

to its resolution shall be defined in specific

documents to be entered into between the Parties,

provided that they do not conflict with the terms

of the Production Sharing Contract. ---------------

4.4. The resolutions of the Consortium shall be

approved by vote in accordance with the terms of

Annex XI in the Production Sharing Contract, and

in accordance with criteria, methods and

procedures to be established on specific

documents, provided that they do not conflict with

the terms of the Production Sharing Contract and

its Annexes. --------------------------------------

5. CLAUSE FIVE - CO-VENTURERS SHARES AND

CONTRIBUTIONS -------------------------------------

5.1. Co-Venturers shall be entitled to indivisible

share in the rights and obligations of the

Contractor in the Production Sharing Contract,

according to the proportions defined below

(hereinafter referred to as Proportional Shares or

Proportional Share): ------------------------------

Pré-Sal Petróleo S.A.-PPSA - 0% -------------------

Petróleo Brasileiro S.A. - PETROBRAS 40% (at least

30%) ----------------------------------------------

Total E&P do Brasil Ltda. - 20% ------------------

Shell Brasil Petróleo Ltda. - 20% ----------------

CNODC Brasil Petróleo e Gás Ltda. - 10% -----------

CNOOC Petroleum Brasil Ltda. - 10% ----------------

5.1.1. The Contractors may agree a percentage above

those mentioned above for Operations with

Exclusive Risks. ----------------------------------

5 1.2. The Co-Venturers shall maintain its own

accounting records and financial statements, with

express reference to their Proportional Shares. ---

5.2. The Common Assets shall be exclusively used

and / or consumed in the Consortium Operations. ---

5.3. The Managing Company shall have zero percent

(0%) of the indivisible share in the rights and

obligations of the Consortium and fifty percent

(50%) of the votes in the resolutions of the

Operating Committee, as well as a casting vote and

right of veto, as stipulated in the Production

Sharing Contract and its Annexes. -----------------

5.3.1. The votes of the representatives of the

other Co-Venturers shall represent 50% of the

resolutions, so that each Co-Venturer shall hold a

vote corresponding to half of its proportional

share as follows: --------------------------------

Pré-Sal Petróleo S.A. -PPSA - 50% -----------------

Petróleo Brasileiro S.A. - PETROBRAS - 20% --------

Total E&P do Brasil Ltda. - 10% -------------------

Shell Brasil Petróleo Ltda. - 10% g ---------------

CNODC Brasil Petróleo e Gás Ltda. - 05% -----------

CNOOC Petroleum Brasil Ltda. - 05% ---------------

6. CLAUSE SIX - AUDIT AND ACCOUNTING RECORDS ------

6.1. The Operator shall maintain, in autonomous and

identified manner, accounting records relating

to the activities of the Consortium, which shall

follow the accounting principles commonly accepted

by the practices of the international oil industry

in accordance with specific documents signed

between the Parties. The accounting principles

shall not conflict with Brazilian legislation.

Unless statutory or contractual provision to the

contrary, the financial statements of the

Consortium shall be prepared each calendar year. --

6.2. Each Co-Venturer shall maintain its own

accounting records for accounting and tax purposes

in respect to its Proportional Share. The Co-

Venturers shall notarize in their relevant

accounting books the income earned by consortium

activity, including the amortization /

depreciation quotas relating to capital costs

incurred, in accordance with their respective

Proportional Shares. ------------------------------

6.3 Each Co-Venturer shall have the right, at its

own expense, to examine, audit and verify the

documentation concerning the entries and the

Operator s books related to the Operation and the

performance of the Consortium, in accordance with

the applicable legal standards and the specific

documents signed by the Parties. ------------------

7. CLAUSE SEVEN - PROPERTY OF OIL AND NATURAL GAS -

7.1. The volumes of oil and natural gas obtained

at the Metering Point shall be distributed to the

Union and to the Contractors in accordance with

the percentages of Excess in Oil defined in the

Production Sharing Contract. The portion of

Excess in Oil from Oil and Natural Gas Production,

added to the volumes related to the Cost Oil

refund and to the volume corresponding to the

Royalties owed by each Contractor, shall be

distributed in accordance with the Shares of the

Contractors in accordance with the terms of this

Consortium Contract. ------------------------------

7.2. Each Co-Venturer shall be responsible for the

trading of its share in the Oil and Natural Gas

produced. Each Co-Venturer is free to sell its

share in Production by the price, terms and

conditions its considers as fair, subject to the

provisions of the Production Sharing Contract and

the Applicable Law. -------------------------------

8. CLAUSE EIGHT - PERIOD OF VALIDITY --------------

8.1. This Consortium Contract shall enter into

force on the date of its signature, remaining so

for 40 years or until all the obligations under

the Production Sharing Contract are completed. The

Co-Venturers may terminate it upon previous

agreement and compliance with their obligations in

the Production Sharing Contract. When completed,

the Common Assets shall be liquidated by the

Operator in an orderly manner. The revenue from the

sales of the Common Assets not returned to ANP

shall be divided between the Consortium Members in

accordance with their shares, complying with the

terms of the Production Sharing Contract.

Moreover, after their completion, the Parties

shall file the completion statement of this

Consortium Contract with the relevant Commercial

Registry. -----------------------------------------

9. CLAUSE NINE - FORCE MAJEURE --------------------

9.1. If any act or performance under this

Consortium Contract is delayed, reduced or

prevented by act of God or force majeure, the

default by the Co-Venturer affected shall be

released only if the reason for the act of God or

force majeure is recognized and declared in

accordance with the Production Sharing Contract. --

10. CLAUSE TEN ASSIGNMENT AND TRANSFER ----------

10.1. The terms and conditions of this Consortium

Contract shall bind the Parties, successors and

authorized assignees. The rights and obligations

under this Consortium Contract may be transferred

or assigned in whole or in part with the prior and

express consent of MME, after having consulted

ANP, in accordance with the Production Sharing

Contract, the Law no. 12.351/2010 and the Law no.

9.478/1997. ---------------------------------------

10.2. In any Assignment the other Contractors

shall be entitled to the Preemptive Right provided

for in Section VI of Annex - Preemptive Right of

this Contract. ------------------------------------

10.3. Any Contractor may withdraw from the

Consortium, pursuant to Section V of Annex -

Withdrawal Rights, which shall not result in costs

to the other Contractors. -------------------------

10.4. In the event of bankruptcy or application

for judicial or extrajudicial recovery by a

Contractor which is not an Operator, the shares in

the Consortium and in the rights and obligations of

the Production Sharing Contract shall be

distributed proportionally to the shares of the

other Co-Venturers. -------------------------------

11. CLAUSE ELEVEN - DEFAULT, ARBITRATION AND

APPLICABLE LAW ------------------------------------

11.1. In case of any default by the Contractor, the

Operator shall promptly send a default notice to

the defaulting Party and to each of the other

Parties. ------------------------------------------

11.2. If the Operator is in default, any

nondefaulting Co-Venturer can perform the default

notice. -------------------------------------------

11.3. After the fifth business day after the date

of receipt of the default notice the default period

is initiated, which shall end only when the

defaulting party resolve such default by paying the

amount due or complying with the outstanding

obligation. ---------------------------------------

11.4. Unless otherwise agreed between the Parties,

during the default period the defaulting Party

shall not be entitled to: -------------------------

a) Convene or attend meetings of the Operating

Committee or subcommittees, unless the defaulting

Party is the Operator; ----------------------------

b) Vote on the Operating Committee or any

subcommittee; -------------------------------------

c) Have access to data or information relating to

the Operations or to this Consortium Contract,

unless the defaulting Party is the Operator. ------

d) Agree with or reject any Assignment of rights

and obligations or otherwise exercise any right

with respect to said Assignment; ------------------

e) Receive its portion of Excess in Oil; ----------

f) Recover its portion of Cost Oil; and -----------

g) Be assignee of any percentage of indivisible

share of another Party ----------------------------

11.4.1. During the default period, the portion of

Excess in Oil of a defaulting Party shall be

allocated and belong to the non-defaulting Parties

in accordance with their respective proportional

shares. The value related to such portion of Excess

in oil shall be deducted from the total due by the

defaulting Party. --------------------------

11.4.2. During the default period, the defaulting

Party shall not transfer all or part of its

proportional share, except to non-defaulting

Parties. ------------------------------------------

11.4.3. The default notice sent to the non-

defaulting Parties shall contain the value that

each non-defaulting Party, in a period of ten

days, shall take from the amount owed by the

defaulting Party during the default period. -------

11.4.4. The defaulting Party shall also be

responsible, in its fraction of share, for any

outstanding obligation in the Production Sharing

Contract until the Assignment of rights and

obligations of the defaulting Party is approved and

the Consortium Contract is amended. In such event

the defaulting Party shall perform all acts

necessary for the Assignment of its share in the

Production Sharing Contract and in this Consortium

Contract. -----------------------------------------

11.4.5. Any dispute, controversy or claim arising

out of or relating to this Consortium Contract,

including any questions regarding its existence

validity or termination, shall be treated according

to Clause Thirty-Six - Legal Policy of

the Production Sharing Contract. ------------------

11.4.6. Applicable Laws - The laws applicable to

this Consortium Contract are Brazilian laws. ------

12 CLAUSE TWELVE - CO-VENTURER S OBLIGATIONS AND

RESPONSIBILITIES ----------------------------------

12.1.1. The Contractors undertake to provide the

Operator, for the benefit of the Consortium and in

proportion to its shares, with the necessary

resources to meet the objectives of this

Consortium Contract. ------------------------------

12.1.2. The Operator shall perform the Consortium

operations with fidelity to the objectives of the

Production Sharing Contract and the Consortium

Contract hereby executed, without receiving gains

or incurring losses when and due to acting as

Operator. The activities performed by the

Operator, in this capacity, for the benefit of the

Consortium at any time and for any lawful purposes

shall be deemed as service rendering, third

parties business management or employment bonding

of employees or representatives of any Co-Venturer

to each other. ------------------------------------

12.1.3. The Contractors shall be jointly

responsible for the obligations of this Consortium

Contract before ANP, the Union and others. --------

13. CLAUSE THIRTEEN - ADDITIONAL PROVISIONS -------

13.1. The Operator shall be responsible for the

entry, calculation and payment of taxes derived

from the Consortium Operations, the other

Contractors shall contribute with financial

resources for such disbursements in accordance

with procedures to be established on specific

documents executed by the Parties in accordance

with percentages of share defined in clause 5.1 of

this Contract. ------------------------------------

13.1.1.0 The Operator shall be responsible for

providing a statement of taxes subject to

application and also the respective tax documents

in order to enable the other Contractors to apply

the tax credits in accordance with the provisions

of Clause Eight - Taxes of the Production Sharing

Contract ------------------------------------------

14. CLAUSE FOURTEEN - NOTIFICATIONS ---------------

14.1. The notifications and communications shall be

in writing and may be faxed or sent to the

addresses listed below. The notifications and

communications shall be deemed as performed when

delivered by hand or, in case of faxed

notifications, on the first business day after

confirmation of receipt. Any Party has the right to

change its address at any time and / or to

designate that copies of such notifications be

addressed to any person at any other address,

provided that it is notified in written to all

other Parties. ------------------------------------

Pré-Sal Petróleo S.A ------------------------------

ST SBN Quadra 2, Bloco F, Sala 1505, Asa Norte ----

70.041-906. Brasília, DF --------------------------

Attention: Oswaldo Antunes Pedrosa Junior ---------

Tel: (55-21) 3797-6338; ---------------------------

Cell phone: (55-21) 98224-9894 --------------------

Petróleo Brasileiro S.A. - PETROBRAS --------------

Avenida República do Chile, nº 330, Torre Leste,

30° andar ----------------------------------------

20031-170 - Rio de Janeiro - RJ, Brasil -----------

Attention: Planning, Development and Partnerships

Management Manager --------------------------------

Tel: (55-21) 2144-3000 ----------------------------

Fax: (55-21) 2144-2670/2144-3026 ------------------

E-mail: amiandoh@petrobras.com.br -----------------

Shell Brasil Petróleo Ltda. -----------------------

Avenida das Américas nº 4200, Bloco 6, Cobertura.

Barra da Tijuca -----------------------------------

22640-102 - Rio de Janeiro - RJ, Brasil. ----------

Attention: Exploration Manager --------------------

Tel: (55-21) 3984-7027 ----------------------------

Fax: (55-21) 3984-7057 ---------------------------

TOTAL E&P DO BRASIL LTDA --------------------------

Av. Republica do Chile 500,19º Andar, Centro ------

20031-170 - Rio de Janeiro - RJ, Brasil -----------

Attention: Sr. Denis Pailuat de Besset ------------

Tel: (55-21)2102-9010 -----------------------------

Fax: (55-21) 2102 - 9003 --------------------------

CNODC Brasil Petróleo e Gás Ltda. -----------------

Avenida Rio Branco, n° 14, 13° Andar, Parte -------

20090-000 - Rio de Janeiro - RJ. Brasil -----------

Attention: General Director -----------------------

Tel: (55-21)2252-2500 -----------------------------

Fax: (55-21)2252-2500 -----------------------------

With copy to: -------------------------------------

6-1 Fuchengmen Beidajie Xicheng District - Beijing

- China -------------------------------------------

Attention: Mr. Wan Guangfeng ---------------------

Tel: (86-10) 60111831 -----------------------------

Fax; (86-10)60111831 ------------------------------

E-mail: wangf@cnpcint com -------------------------

CNOOC Petroleum Brasil Ltda. ----------------------

Rua Teixeira de Freitas 31 - 9° andar. Centro -----

20021-350 - RIO de Janeiro - RJ. Brasil -----------

Attention: Alexandre Ribeiro Chequer --------------

Tel: (55-21)2127 4212 -----------------------------

Fax: (55-21)2127 4211 ----------------------------

And being thus agreed and covenanted the Parties

hereby sign this Consortium Contract by their legal

representatives, on the date below, in the presence

of the undersigned witnesses. ------------

------- Rio de Janeiro, November 18th, 2013. ------

--------- Oswaldo Antunes Pedrosa Junior ----------

---------------- Managing Director ----------------

-------------- Pré-Sal Petróleo S A. --------------

Denis Pailuat de Besset ---------------------------

General Director ----------------------------------

TOTAL E&P DO BRASIL LTDA. -------------------------

José Jorge Moraes Júnior --------------------------

Corporate E&P Executive Manager -------------------

Petróleo Brasileiro S.A. - PETROBRAS --------------

André Lopes de Araújo -----------------------------

Managing Director ---------------------------------

Shell Brasil Petróleo Ltda. -----------------------

Wan Guangfeng -------------------------------------

Attorney-in-fact ----------------------------------

CNOOC Brasil Petróleo e Gás Ltda. -----------------

Alexandre Ribeiro Chequer Manager CNOOC Petroleum

Brasil Ltda. --------------------------------------

Witnesses: ----------------------------------------

------------ ANNEX - CONSORTIUM RULES -------------

---------- SECTION 1 Operating Committee ----------

1.1 The Operating Committee, managing and decision

making body of the Consortium, shall consist of the

representatives of the Managing Company, Operator

and other Co-Venturers ------------------- 1.1.1

The Operating Committee shall be chaired by the

Managing Company. -----------------------------

1.1.2 The Operating Committee, in addition to

deliberate on the issues listed in the Table of

Resolutions, shall be responsible for ensure full

compliance with the clauses of this Contract and

monitor the Operations performed. -----------------

1.1.3 The Operating Committee shall be responsible

for deliberate, in accordance with paragraph 1.10,

on the plans, programs, reports, designs and other

issues necessary for the development of the

Operations under this Contract. -------------------

1.1.4 The Operating Committee shall be responsible

for ensure compliance with the percentage of Local

Content agreed under Clause Twenty-Five - Local

Content of the Contract, in addition to the

provisions of the following paragraphs and in the

Consortium Contract without prejudice to the powers

defined in paragraphs 1.1 2 and 1.1.3. ----

1.1.5 The expenses approved by the Operating

Committee shall be recognized as Cost oil under

section VII of Annex VII - Procedures for Measuring

Cost Oil and Excess in Oil, except for situations

specifically provided for in this Contract or those

made explicit by the Managing Company in the

Operating Committee. ---------------

1.1.6 The actions of the Managing Body in the

Operational Committee shall be based on the

principles of legality, morality, reasonableness

and proportionality and impersonality, in line with

the Best Practices of the Oil Industry.

Furthermore, its actions shall be duly justified

and formalized in writing. ------------------------

Term for establishment ----------------------------

1.2 The Operating Committee shall be established by

the Co-Venturers within sixty (60) days after the

execution date of this Contract. --------------

1.2.1 The Operating Committee shall be deemed as

established after the inaugural meeting. ----------

1.3 The fail to establish the Operating Committee

within the term defined shall not result in the

extension of the terms set forth in this Contract.

Composition --------------------------------------

1.4 The Operating Committee shall consist of one

(1) full member of each Co-Venturer. --------------

1.5 Each full member may be replaced by one (1)

deputy member. ------------------------------------

1.6 Any Co-Venturer may appoint or replace its full

and deputy representatives in the Operating

Committee at any time and in writing. -------------

1.7 Each full member shall have the right to

attend any meeting of the Operating Committee

together with technical consultants and other

advisors. -----------------------------------------

Meetings ------------------------------------------

18 The Operating Committee shall meet regularly on

the date, time and place set forth in the Bylaws. -

1.8.1 The frequency of meetings of the Operating

Committee shall be defined in the Bylaws. ---------

1.9 Special meetings may be requested at any time

at the initiative of any member of the Operating

Committee, upon notification to the Chairman, in

accordance with the Bylaws. -----------------------

1.10 Discussions and resolutions occurred in the

Operating Committee meetings shall be recorded in

meeting minutes and records of votes, signed by the

full members attending the meeting or by their

respective deputies, upon the exercise of the

ownership, in accordance with the Bylaws. ---------

1.10.1 The meeting minutes and records of votes

shall be maintained by the Committee for the period

of validity of the Contract. ---------------

1.11 After the termination of the Contract, the

collection of meeting minutes and records of votes

shall be transferred to the Managing Company. -----

1.12 In all meetings, the chairman of the

Operating Committee shall also: -------------------

a) set the agenda, convene, prepare and distribute

the agenda of the meetings; -----------------------

b) coordinate and direct the meetings; ------------

c) coordinate, when necessary, absentee ballot

provided for in paragraphs 1.26 to 1.30. ----------

1.13 The Operator shall appoint a non-voting

executive secretary with the following

responsibilities among others: --------------------

a. prepare meeting minutes and records of votes; --

b. prepare and distribute the meeting minutes

draft; --------------------------------------------

c. consolidate the meeting minutes after receipt of

comments; --------------------------------------

d. prepare the record of votes; -------------------

e. provide the members of the Operating Committee

with copies of the meeting minutes and record the

votes. --------------------------------------------

Quorum to conduct meeting -------------------------

1.14 The attendance of the chairman of the

Operating Committee, or his deputy, to the meetings

is mandatory. ----------------------------

1.15 Provided that the provisions of clause 1.12

are fulfilled, the meetings of the Operating

Committee may be held with any quorum. ------------

Right to vote at meetings and its importance in the

resolutions -----------------------------------

1.16 Each Co-Venturer shall be entitled to one (1)

vote, casted by its representative, in the

Operating Committee. ------------------------------

1.17 The vote of the representative of the

Managing Company shall represent 50% of the

resolution, and the remaining 50% shall be divided

among the other members at the meeting, to the

extent of the shares of each non-defaulting

business company in the Consortium. ---------------

1.17.1 If any member of the Operating Committee at

the meeting opt for abstention in the resolution of

a particular issue, its participation shall be

divided among the other members at the meeting , to

the extent of the shares of each non-defaulting

business company in the Consortium. ---------------

1.18 The Contractor remaining in default after five

(five) days of default notification issued by the

Operator shall not be entitled to vote in the

meetings of the Operating Committee. --------------

1.19 During this default, the participation of the

defaulting Co-Venturer shall be divided among the

other members at the meeting , to the extent of

the shares of each non-defaulting business company

in the Consortium. --------------------------------

Resolutions ---------------------------------------

1.20 The proposals for resolution shall be sent by

the Operator to the Operating Committee. ----------

1.20.1 Any subject concerning the Consortium may be

discussed by the members of the Operating

Committee. ----------------------------------------

1.21 The information needed to deliberate on the

subject proposed shall be sent to the other

Parties within a period of not less than fifteen

(15) days prior to the meeting date. Subjects on

the Table of Responsibilities and Resolutions

shall be defined in relation to its approval from

the quorum of Co-Venturers entitled to vote at the

meetings, except as provided for in paragraph

1.14. The percentage to be achieved for the

subject to be deemed as approved, under the

Consortium, shall be calculated according to the

following procedures. -----------------------------

1.21.1 Deliberations for which the decision column

is marked with D1 shall have the decision

percentage equal to 91%. --------------------------

1.21.2 Deliberations for which the decision column

is marked with D2 shall have the decision

percentage equal to 82,5%. ------------------------

1.21.3 Deliberations for which the decision column

is marked with D3 shall have the decision

percentage equal to 32,5%, and the Managing Company

shall not be entitled to vote. ------------

1.21.4 In the resolution on the Declaration of

Merchantability, for which the decision column is

marked with D4 , the decision shall be as

follows: ------------------------------------------

i. In case of vote in favor of the Operator, the

Operating Committee shall establish the Stone Pit

Merchantability. ----------------------------------

ii. The Operating Committee may establish the

Stone Pit Merchantability by default of the

Operator, provided that the Managing Company and

one member of the Consortium with Level A

Operator qualification vote favorably, in

accordance with the requirements of ANP. ----------

iii. If the Declaration of Merchantability is

proposed before the termination date planned for

the Discovery Evaluation stage, the resolution on

the Declaration of Merchantability shall be a D1

resolution. ---------------------------------------

--------------------------------------------------

Table of Responsibilities and Resolutions
Item	Resolutions	Decision
1	Stone Pit Merchantability	D1
2	Development Plan and its revisions	D1
3	Individualization of Production Contract	D1
4	Rescindment of the Production Sharing Contract	D1
5	Production Availability Contract	D1
6	Annual Work and Budget Programs	D2
7	Annual Production Program	D2
8	Facilities Deactivation Program	D2
9	Accounting of Expenses	D2
10	Expenses Authorization	D2
11	Goods and Services Contracted	D2
12	Subcommittees establishment	D2
13	Establishment and Amendment to the Bylaws	D2
14	Other issues within its competence	D2
15	Early termination of the Exploration Phase	D3, D**
16	Discovery Evaluation Plan and its revisions	D3, D2**
17	Exploration Plan and its revisions	D3, D2**
18	Geological and geophysical data acquisition	D3, D2**
19	Partial return of Contract Areas, including evaluation of the respective return report	D3, D2**

20	Request for extension of the Exploration Phase term	D3, D2**
21	Other issues related to the Exploration Phase deliberated up to and including the submission of a Discovery Evaluation Plan	D3

--------------------------------------------------
* If contracting of goods and services is

performed following Procedure A, the Operating

Committee shall be informed on this event, which

dispenses its approval except when performed with

an Affiliate. The contracting of goods and

services following Procedure B or Procedure A in

case of an affiliate shall be resolved in

accordance with procedure D2-----------------------

**Subjects arising from the Exploration Phase up

to and including the submission of a Discovery

Evaluation Plan to the Operating Committee shall

have their percentage of definition calculated

according to D3 methodology, those arising from

the submission of a Discovery Evaluation Plan to

the Operating Committee shall have their percentage

of definition calculated according to D2

methodology. ------------------------------------

1.22 In the deliberations during the Exploration

Phase, according to D3 methodology described in

paragraph 1.21.3, the chairman of the Operating

Committee may exercise the veto power from the

submission of a Discovery Evaluation Plan to the

Operating Committee. ------------------------------

1.23 If the veto power is exercised by the

chairman of the Operating Committee, a new meeting

shall be convened in accordance with the Bylaws for

further deliberation on the subject vetoed. ---

1.24 In any kind of decision, Co-Venturers who

voted against approval of the subject shall submit

to the other within five (5) days a report

explaining the reasons for their vote -------------

1.25 When the proposals have not obtained the

minimum decision percentage for approval under the

Consortium, the Operator shall prepare new

proposal considering in its elaboration the

decisions of the Co-Venturers who voted contrary to

the original proposal. This new proposal shall be

made available to the Co-Venturers within 15 days

from the date of disapproval of the subject and

shall be voted within 15 days from the date of

their availability. -------------------------------

1.25 1 The term for availability and vote on the

new proposal may be revised by the Operating

Committee. ----------------------------------------

1.25.2 If the new proposal does not reach the

minimum decision percentage, the Exploration

Directors or equivalent of each Co-Venturer shall

meet within ten (10) days from the last vote to

discuss the subject in order to identify solutions

and agree a conciliatory proposal. ----------------

1.25.3 If the new proposal does not reach the

minimum decision percentage, the subject may: -----

(a) be deemed as rejected; ------------------------

(b) be submitted as Operation with Exclusive Risk,

provided that it meets the requirements of

paragraph 4.2 of this Annex; or -------------------

(c) be submitted to the procedure addressed in

Clause Thirty-Six - Contract Legal Policy. --------

Absentee ballot -----------------------------------

1.26 In cases where the decision must be made on

short notice, without enough timely basis to

perform on-site meeting and subject to the Best

Practices of the Oil Industry, the decision may be

made through absentee ballot according to

notification sent by the chairman of the Operating

Committee to the other Co-Venturers. --------------

1.26.1 It is also understood as absentee ballot the

use of facsimile and email, since information

security is guaranteed and all materials are sent

by certified mail. --------------------------------

1.27 The cases in which resolutions from absentee

ballot shall be accepted and the timely basis for

deliberation by members shall be provided for in

the Bylaws of the Operating Committee. ------------

1 28 Any member of the Operating Committee may

justifiably request a vote by absentee ballot and

the request for this purpose shall be forwarded to

the other members. --------------------------------

1.29 The request for absentee ballot shall

obligatorily contain a detailed description of the

subject with technical and financial information

necessary for its proper analysis and

deliberation. -------------------------------------

1.30 The vote of the member who does not comply

with the timely basis defined in the Bylaws shall

be deemed as abstention. --------------------------

Effects of voting ---------------------------------

1.31 The decisions of the Operating Committee bind

the Co-Venturers, except in the cases where

certain proposition not approved by the Operating

Committee is assumed by the Contractor at its own

risk under the terms of the Operations with

Exclusive Risks. ----------------------------------

Convening of technical experts and Establishment

of Subcommittees ----------------------------------

1.32 The Operating Committee may establish

subcommittees under the Bylaws in order to support

the decisions to be made. -------------------------

1.33 The Operating Committee may convene technical

experts under the Bylaws and without voting rights

to act in advisory capacity. ----------------------

Bylaws of the Operating Committee -----------------

1.34 The members of the Operating Committee shall

establish its Bylaws in accordance with the

provisions of this Section 1 - Operating Committee

and Law no. 12,351, December 22nd, 2010. ----------

Operating expenses of the Operating Committee -----

1.35 The expenses related to the operation of the

Operating Committee shall be borne by the Co-

Venturers in proportion to its shares in the

Consortium, excluding the Managing Company. -------

1.35.1 The Managing Company shall bear the costs of

travel and daily rates of its members in the

Operating Committee. ------------------------------

Emergency Operations ------------------------------

1.36 In events of Emergency Operations the

Operator is authorized to execute any and all

activity necessary to the protection of human life,

the environment and property, regardless prior

approval of the Operating Committee. --------

1.36.1 Costs incurred for such activities may be

deemed as Cost Oil, and the Operator shall

immediately report the emergency situation to the

Operational Committee and within 10 days report the

works performed and expenses incurred in the

Emergency Operations. -----------------------------

-------------- SECTION 2 - Operator ---------------

2.1 Petróleo Brasileiro SA - Petrobras, throughout

the term of this Contract, shall be the Operator

and, acting as such, the solely responsible on

behalf of the Consortium for the monitoring and

execution of all Exploration activities.

Evaluation. Development. Production and

deactivation of the facilities under the Contract -

2.1.1 The Operator is the only member of the

Consortium that, on its behalf and within the

limits defined by the Operational Committee, can

sign contracts, execute or enter into expenses

commitments and perform other actions related to

the performance of Activities for Exploration and

Production of Oil and Gas in the Contract Area. ---

2.1.2 The Operator shall be responsible for

representing the Consortium before regulatory and

supervisory agencies and other external entities --

2.1.3 The Operator of this Contract shall hold at

least thirty percent (30%) of shares in the

property rights and obligations of the Consortium

in the Contract Area. -----------------------------

2.2 The Operator shall: ---------------------------

a) act in accordance with this Contract, the

Applicable Laws and the provisions of the Operating

Committee; ------------------------------

b) perform the Operations in a diligent, safe and

efficient manner in accordance with the Best

Practices of the Oil Industry, complying with the

No Gain/No Loss Principle concerning its status as

Operator. -----------------------------------------

c) notify the Operating Committee and ANP on any

Discovery within the Contract Area, in accordance

with Clause Twelve - Discovery and Evaluation; ----

d) perform the Operations with Exclusive Risks in

accordance with Section IV - Operations with

Exclusive Risks of this Annex; --------------------

e) prepare the Work and Budget Programs and other

documents to be submitted to the approval of the

Operating Committee under this Contract; ----------

f) prepare and submit to ANP, after definition by

the Operating Committee, plans, programs and

reports required by the regulatory agency; --------

g) celebrate on behalf of the Co-Venturers any

Individualization of Production Contracts. --------

h) issue Expense Authorization for performance of

activities approved by the Operating Committee in

the Annual Work Plan and perform funds transfer

for the payment of the Consortium expenses; -------

i) account to the Consortium, as required in this

Contract and by the Operating Committee; ----------

j) obtain the relevant licenses and legal

permissions necessary to perform the operations in

the Contract Area; --------------------------------

k) provide non-Operator Co-Venturers access to the

facilities and records of the Operations, upon

prior request from the Operator; ------------------

l) represent non-Operator Co-Venturers in

communications with ANP; --------------------------

m) if case of emergency take the necessary measures

to protect life, environment, facilities and

equipment; ------------------------------------

n) keep non-Operators Co-Venturers informed of

activities in progress resulting from the

execution of this Contract. -----------------------

o) propose to the Operating Committee the subjects

of the Table of Responsibilities and Resolutions --

Information provided by Operator ------------------

2.3 The Operator shall provide to other Co-

Venturers the following data and reports as they

are produced or compiled due to the execution of

the Operations: -----------------------------------

a) copies of all records or surveys, including

recorded digital format, if any; ------------------

b) daily drilling reports; ------------------------

c) copies of all tests and essential data and

analysis reports; ---------------------------------

d) final drilling report; -------------------------

e) copies of lines interconnection reports; -------

f) final copies of geological, geophysical,

seismic sections and objectives maps; -------------

g) engineering studies, development projects and

progress reports of the development projects; -----

h) daily oil and natural gas production report with

production losses and burnings record; -------

i) field data and also performance reports,

including reservoir studies and reserve estimates.

j) copies of all reports relating to Operations

material in the Contract Area or provided to ANP; -

k) copies of the well housing engineering projects

including any revisions; --------------------------

l) periodic reports with safety, health and

environment indicators, referring to Operations;

and -----------------------------------------------

m) other studies and reports determined by the

Operating Committee. ------------------------------

2.4 The Operator shall promptly notify the

relevant Co-Venturers on relevant administrative

complaints and lawsuits with any reference to the

Operations. The Operator shall represent the Co-

Venturers judicially or extra judicially ----------

2.4.1 The Operator shall provide quarterly reports

to the Co-Venturers with updates on the

administrative claims and lawsuits relating to the

Operations. ---------------------------------------

2.4.2 Additional information resulting from the

execution of Operations in the Contract Area, may

be requested at any time to the Operator by the

Contractors at their own expense. -----------------

2.5 The Managing Company shall receive additional

information at no charge. -------------------------

2.6 The values on the caput shall not be recovered

as Cost oil. --------------------------------------

Limitation of Operator s Liability ----------------

2.7 The According to paragraph 2.7 of the Contract

the Contractors are jointly responsible for any

losses and damages in the execution of Operations

and responsible to each other for their respective

shares, unless the Operator, in its managerial

nature (Operating Unit General Manager or

Executive Director) act with proven direct or

eventual negligence or gross fault, events in which

it shall bear all resulting loss, damage, costs,

expenses and liabilities. ------------------

SECTION 3 - Planning and Execution of the

Activities in the Consortium ----------------------

Work and Budget Program of the 1st Contract Year --

3.1 During the period of thirty (30) days after

the date of establishment of the Operating

Committee, the Operator shall submit to the other

Co-Venturers the proposal for Work and Budget

Program detailing the Operations to be performed

for the remaining of the calendar year and, if

necessary, for the following year. ----------------

3.1.1 Within thirty (30) days after submission, the

Operating Committee shall meet to analyze and

deliberate on the Work and Budget Program. --------

Work and Budget Program of the following years ----

3.2 Until September 1st of each calendar year, the

Operator shall submit to the other Co-Venturers a

proposal for Work and Budget Program detailing the

Operations to be performed in the following year. -

3.2 1 Within thirty (30) days after the delivery of

this Plan, the Operating Committee shall meet

to analyze and deliberate on the Work and Budget

Program. ------------------------------------------

3.3 If the Operating Committee does not approve an

Operation contained in the Work and Budget Plan

proposed, any Contractor can subsequently propose

its execution as an Operation with Exclusive Risks

under the terms of the Operations with Exclusive

Risks. --------------------------------------------

3.4 If the Work and Budget Program is approved by

the Operating Committee, the Operator shall take

the necessary measures to submit it to ANP. -------

3.5 If ANP requires changes on the Work and Budget

Program, this subject shall be resubmitted to the

Operating Committee for further analysis following

the procedures and terms set forth in the preceding

paragraphs. -----------------------------

3.6 The Work and Budget Programs in the

Exploration Phase shall include at least part of

the obligations of the Minimal Exploration

Program, which must be performed during the

current calendar year under the Contract. ---------

3.7 Any Work and Budget Program approved may be

revised by the Operating Committee when deemed

appropriate. --------------------------------------

3.7.1 To the extent that such revisions are

approved by the Operating Committee, the Work and

Budget Program shall be amended and upon this event

the Operator shall prepare and submit such

amendments to ANP in the form as required in this

Contract. -----------------------------------------

Exploration Plan ----------------------------------

3.8 Within sixty (60) days after the date of

establishment of the Operating Committee, the

Operator shall submit to the other Co-Venturers

the proposal for Exploration Plan. ----------------

3.8.1 Within thirty (30) days from the date of

submission of the proposal, the Operating

Committee shall analize and deliberate on the

Exploration Plan. ---------------------------------

3.9 If the Exploration Plan is defined by the

Operating Committee, the Operator shall take the

necessary measures to submit it to analysis and

approval by ANP. ----------------------------------

3.10 If ANP requires changes on the Exploration

Plan, this subject shall be resubmitted to the

Operating Committee for further analysis following

the procedures and terms set forth in the

preceding paragraphs. -----------------------------

Notification of Discovery -------------------------

3.11 Any Discovery in the Contract Area shall be

formally notified by the Operator to the other Co-

Venturers and to ANP up to seventy-two (72) hours.

The notification shall be accompanied by all

relevant data and information available. ----------

Evaluation Plan -----------------------------------

3.12 If the Operating Committee decides that a

Discovery must be evaluated, the Operator shall

submit to the other Co-Venturers a detailed

proposal for Discovery Evaluation Plan within

sixty (60) days. ----------------------------------

3.13 Within thirty (30) days after submission of

this proposal, the Operating Committee shall meet

to analyze and deliberate on the Discovery

Evaluation Plan proposed. -------------------------

3.14 If the Evaluation Plan is defined by the

Operating Committee, the Operator shall take the

necessary measures to submit it to analysis and

approval by ANP. ----------------------------------

3.15 If ANP requires changes on the Evaluation

Plan, this subject shall be resubmitted to the

Operating Committee for further analysis following

the procedures and terms set forth in the

preceding paragraphs. -----------------------------

Development ---------------------------------------

3.16 If the Operating Committee declares the

merchantability of a Discovery, the Operator shall

submit to the other Co-Venturers a Development

Plan as soon as possible, pursuant to Clause

Twelve - Discovery and Evaluation of the Contract

and as regulated by ANP, together with a

Multiannual Work and Budget Program, pursuant to

paragraph 3.19, covering the development period of

the discovery. ------------------------------------

3.17 Upon receipt of the Development Plan and

before any applicable term under the Contract, the

Operating Committee shall meet to analyze and

define the Development Plan and the respective

Multiannual Work and Budget Program for the

Development of the Discovery. ---------------------

3.17.1 If ANP requires changes on the Development

Plan, this subject shall be resubmitted to the

Operating Committee for further analysis. ---------

3.18 If the Development Plan is approved by ANP

the proposed activities shall be incorporated into

and included in the Annual Work and Budget

Programs, and the Operator shall submit a Work and

Budget Program for the Contract Area concerning

the following year until September 1st of each

calendar year. ------------------------------------

3.18.1 Without prejudice to paragraph 3.19

(Multiannual Plan), the Operating Committee shall

meet within thirty (30) days after the

aforementioned submission by the Operator to

analyze and deliberate on the Work and Budget

Program, including any necessary or appropriate

revisions of this Program to the approved

Development Plan. ---------------------------------

Production ----------------------------------------

3.19 Until September 1st of each calendar year,

the Operator shall submit to the other Co-

Venturers a proposal for Production Work and

Budget Program detailing the Operations to be

performed in the Contract Area and the Production

schedule planned for the following year. ----------

3.19.1 Within thirty (30) days after submission by

the Operator, the Operating Committee shall meet to

analyze and deliberate on the Work and Budget

Program. ------------------------------------------

3.20 If the Work and Budget Program is defined by

the Operating Committee, the Operator shall take

the necessary measures to submit it to ANP. -------

3.21 If ANP requires changes on the Work and

Budget Program, this subject shall be resubmitted

to the Operating Committee for further analysis

following the procedures and terms set forth in

the preceding paragraphs. -------------------------

Production Annual Program -------------------------

3.22 The Operator, until September 1st of each

calendar year, shall submit to the other Co-

Venturers detailed proposal for the Annual

Production Program of each field of the Contract

Area, which shall subsequently be submitted for

analysis and approval of ANP, in compliance with

the terms of Clause Sixteen - Start Date for

Production and Annual Production Programs of the

Contract. -----------------------------------------

3.22.1 During the period of thirty (30) days of

the submission of the Annual Production Program or

earlier, if necessary to meet any applicable term

under the Contract, the Operating Committee shall

meet to consider to analyze and deliberate on the

Annual Production Program. ------------------------

3.23 If the Production Annual Program is defined

by the Operating Committee, the Operator shall

take the necessary measures to submit it to

analysis and approval by ANP. ---------------------

3.24 If ANP requires changes on the Production

Annual Program, this subject shall be resubmitted

to the Operating Committee for further analysis

following the procedures and terms set forth in the

preceding paragraphs. -------------------------

Facilities Deactivation Program -------------------

3.25 The Operator, in the year prior to the one

planned for the start-up of Facilities Deactivation

activities, shall to the other Co- Venturers a

proposal for the Facilities Deactivation Program,

detailing the Operations to be performed in the

Contract Area and the physical and financial

schedule for the following year. ----

3.25.1 Within thirty (30) days after submission,

the Operating Committee shall meet to analyze and

deliberate on the Facilities Deactivation Program.

3.26 If the Facilities Deactivation Program is

defined by the Operating Committee, the Operator

shall take the necessary measures to submit it to

analysis and approval by ANP. ---------------------

3.27 If ANP requires changes on the Facilities

Deactivation Program, this subject shall be

resubmitted to the Operating Committee for further

analysis following the procedures and terms set

forth in the preceding paragraphs. ----------------

Multiannual Work and Budget Program ---------------

3.28 Any work which can not be efficiently

performed within a single calendar year may be

proposed as a Multiannual Work and Budget Program.

After its definition by the Operating Committee,

the Multiannual Work and Budget Program shall: (I)

remain in force between the Co-Venturers until the

completion of the works, and (II) be included in

each Multiannual Work and Budget Program. ---------

Contracting of goods and services -----------------

3.29 In accordance to this Contract, the Operator

shall contract the goods and services for

Operations as follows (the values indicated are

current): -----------------------------------------

--------------------------------------------------

	Procedure A	Procedure B
Exploration and Evaluation Activities	from 0 to R$ 5 million	> R$ 5 million
Development Operations	from 0 to R$ 20 million	> R$ 20 million
Production Operations	0 to R$ 10 million	> R$ 10 million

--------------------------------------------------

3.29.1 The values in the table of this paragraph

may be revised at least once every five (5) years

by the Operating Committee. -----------------------

3.30 Procedure A: The Operator shall contract the

supplier of goods and services with the more

qualified contracting party according to cost and

quality criteria and the Operating Committee shall

be informed of such contracting. ------------------

3.30.1 When the Operator executes contracts with

one of its Affiliates or Affiliate of other

Contractor, the Operating Committee shall approve

such execution according to the Table of

Responsibilities and Resolution. ------------------

3.30.2 In any event, the Operator shall promote

price quotation process with at least three

qualified suppliers. ------------------------------

3.31 Procedure B: The Operator shall: -------------

a) In any situation, seek the approval of the

Operating Committee to start the contracting

process through procedure ensuring the benefits

for the winning proposal --------------------------

b) Provide to the other Co-Venturers a list

including the suppliers to be invited to submit a

proposal for the aforementioned process. ----------

c) Add to this list any supplier due to request of

any Co-Venturer within fourteen (14) days from the

receipt of the aforementioned list. --------------

d) Distribute to the Co-Venturers a competitive

analysis of the contracting procedure, indicating

the reasons for the choice made -------------------

e) Complete the contracting process after approval

by the Operating Committee; -----------------------

f) At the request of any Co-Venturer, provide

copies of the final version of the aforementioned

contract. -----------------------------------------

Expenses Authorization ----------------------------

3.32 Before incur commitment or expense provided

for in the Work and Budget Program previously

approved, the Operator shall issue an Expenses

Authorization for the Operating Committee if the

amounts involved exceed the limits established by

the Operating Committee, in accordance with the

table below: --------------------------------------

--------------------------------------------------

Value (R$
Exploration Phases	R$ 20 million
Development Step	R$ 20 million
Production Step	R$ 20 million

--------------------------------------------------

3.32.1 The values in the table of this paragraph

may be revised at least once every five (5) years

by the Operating Committee. -----------------------

3.33 The Operator shall be the exclusive

responsible for the preparation of the Expenses

Authorization. ------------------------------------

3.34 The Operating Committee may approve or reject

the Expenses Authorization, and this resolution

shall be made in accordance with the criteria

defined in the decisions table of Section I -

Operating Committee. ------------------------------

3.34.1 If the Operating Committee rejects the

Expenses Authorization proposed by the Operator, it

shall stipulates a term for the Operator to revise

such Expenses Authorization. --------------- 3.35

Resolution on the Expenses Authorization may be

held in general and special meetings of the

Operating Committee or through absentee ballot as

provided for in the Bylaws of the Operating

Committee. ----------------------------------------

3.36 The preparation of the Expenses Authorization

shall be based on the Work and Budget Program

previously defined by the Operating Committee, the

issuance of expenses additional authorization

being required if the total value exceeds 5% of

the approved budget. ------------------------------

3.36.1 If the value of some item exceeds 10% of

the initially authorized the issuance of new

Expenses Authorization is required. ---------------

3.37 The approval of the Expenses Authorization by

the Operating Committee does not limit the

performance of audits by the Managing Company, as

it does not exclude the responsibility of the

Operator in cost accounting. ----------------------

3.38 The operator is not obliged to issue Expenses

Authorization concerning general and

administrative expenses listed as separate items

in the approved Work and Budget Program. ----------

3.39 Each Expenses Authorization proposed by the

Operator shall: -----------------------------------

a) Identify the Operation to be performed within

the applicable item in the Work and Budget

Program; ------------------------------------------

b) Describe in detail the Operation; --------------

c) Contain the best estimate of the Operator for

the total number of resources required to perform

the operation; ------------------------------------

d) Outline the proposed physical and financial

schedule; -----------------------------------------

e) Contain additional information to support the

resolution by the Operating Committee -------------

Additional Expenses -------------------------------

3.40 For the expenses of any item of the approved

Work and Budget Program, the Operator shall be

entitled to incur an additional expense for each

item up to ten percent (10%) of the respective

amount approved, without the need for further

approval from the Operating Committee and provided

that the cumulative total of all additional

expenses for the civil year does not exceed five

percent (5%) the total of the relevant Work and

Budget Program. -----------------------------------

3.40.1 If the Operator considers that the defined

limits may be exceeded, a revision of the Work and

Budget Program shall be submitted to the Operating

Committee. ----------------------------------------

3.41 The restrictions of paragraph 3.32 shall

occur without prejudice to the obligation of the

Operator to make expenses resulting from Emergency

Operations without the prior approval of the

Operating Committee -------------------------------

--- SECTION 4 - Operations with Exclusive Risks ---

Limitation of Applicability -----------------------

4.1 The Operations with Exclusive Risks may be

proposed by any Contractor provided that the person

or persons concerned assume all risks, accounting

for the costs, investments and taking

responsibility for any damage related to the

execution of the Operations and its consequences. -

4.1.1 Petrobras as the sole Operator of this

Contract, shall perform any and all Operation with

Exclusive Risks approved, following the Best

Practices of the Oil Industry and complying with

the No Gain/No Loss Principle. --------------------

4.1.2 When Petrobras take part in the Operation

with Exclusive Risk, the participants shall

reimburse all expenses resulting from the

execution of these Operations. --------------------

4.1.3 Petrobras, when monitoring an Operation with

Exclusive Risks in which it does not participate,

may require advance payment of costs related to

this Operation and shall not be obligated to

commence or continue the Operation with Exclusive

Risks until such advances have been made. ---------

4.1.4 The Managing Company shall not propose any

Operation with Exclusive Risks. -------------------

4.1.5 The Contractor(s) who choose(s) not to

participate in an Operation with Exclusive Risks

shall not assume risks or be liable for costs,

investments and any damages concerning the

execution of the Operation and its consequences.

4.2 The following Operations, considering paragraph

3.3 of this Annex, may be proposed and performed as

Operations with Exclusive Risks: -----

a) Exploration wells and evaluation wells drilling

and/or test, except the Operations required to

comply with the Minimal Exploration Program; ------

b) Continuation of Exploration Phase after

resolution for early termination of this Phase by

the Operating Committee; --------------------------

c) Drilling-down, lateral deviation, secondary

cementation and/or wells new completion; ----------

d) Acquisition of geological and geophysical data,

except the Operations required to comply with the

Minimal Exploration Program; ----------------------

4.3 No other type of Operation may be proposed or

executed as an Operation with Exclusive Risks. ----

Procedure for proposing Operations with Exclusive

Risks ---------------------------------------------

4.4 In accordance with the provisions of

paragraphs 4.1 and 4.2 of this annex, if any

Contractor proposes the execution of a Operation

with Exclusive Risks to be performed by the

Operator it shall submit such proposal to the

approval of the Managing Company, which can only

refuse if its execution results in delay in the

approved Work and Budget Program may be a risk for

other Operations under this Contract. -------------

4.4.1 Such notification shall specify the

exclusive nature of the Operation and include the

work to be performed, the location, the objectives

and the estimated cost. ---------------------------

4.4.2 Upon approval by the Managing Company, the

applicant Contractor shall immediately notify the

other Contractors concerning the approval of the

proposal for an Operation with Exclusive Risk -----

4.4.3 Contractors who choose to participate in the

Operations with Exclusive Risks shall notify the

applicant Contractor and the Operator within ten

(10) days from receipt of the notification

proposing the Operation with Exclusive Risks ------

4.5 The fail of Contractor to express opinion

regarding a proposal for an Operation with

Exclusive Risks until the end of the term referred

to in paragraph 4.4.3 shall be deemed as refusal to

participate in it. -----------------------------

Cost of the Operation with Exclusive Risks --------

4.6 The costs and risks of the Operations with

Exclusive Risks shall be undertaken by the

applicant Contractors or those participating in it

in proportion to its share in the Consortium or as

agreed by the Contractors participating in such

Operation. ----------------------------------------

4.7 The Contractors shall previously agree the

premium to be paid by the non-participants in the

Operation with Exclusive Risks in case of proven

success of the Exclusive Operation resulting in

increase of the recoverable volume of hydrocarbons

in the Contract Area or in reduced spending for the

Consortium. -----------------------------------

4.7.1 The Managing Company shall not bear any

premium to be paid --------------------------------

4.7.2 The costs of the Operation with Exclusive

Risks, in case of proven success and measured in

recoverable volume increase or expenses decrease,

may be deemed as recoverable costs in the Cost Oil,

at the discretion of the Managing Company and

exclusively for the participants of the Operation

with Exclusive Risks. -----------------------------

4.7.3 The premium to be paid by the Contractors who

posteriorly participate in the Operation with

Exclusive Risks shall not be considered recoverable

in the Cost Oil. ----------------------

Other Conditions for Operations with Exclusive

Risks ---------------------------------------------

4.8 The proposal and the execution schedule of the

Operations with Exclusive Risks shall be submitted

to the approval of the Operating Committee. -------

4.8.1 The other conditions for Operations with

Exclusive Risks shall be addressed by the

Contractors in appropriate document. --------------

------------- SECTION 5 - Withdrawal --------------

5.1 Except the Operator concerning its minimum

mandatory share, any non-defaulting Contractor may

at its expense withdraw from the Consortium and

consequently from the Contract , and for this

purpose shall notify the other Parties of its

resolution. Such notification shall be

unconditional and irrevocable when submitted in

accordance with the provisions of item 5.2. -------

5.1.1 The Operator shall only be entitled to

withdrawal concerning shares obtained through

bidding or assignment of rights. ------------------

5.1.2 The Operator may perform the Withdrawal

notification also concerning Minimum Mandatory

Share only if all other Contractors also withdrawal

from the Consortium, in which event the

proposal for rescindment of the Contract shall be

submitted to the Operating Committee. -------------

5.2 If all Contractors withdrawal from the

Consortium, the rescindment of the Contract shall

be proposed under the terms of the Operating

Committee and, if approved, submitted to the

Contracting Party. The rescindment of the Contract

shall take effect from the time it is duly

processed. ----------------------------------------

---------- SECTION 6 - Preemptive Right -----------

6.1 Any total or partial Assignment of rights and

obligations under this Contract, unless the

transactions deemed as Assignment for the purposes

of items a), b) and c) of paragraph 30.2 of Clause

Thirty - Assignment of Rights and Obligations,

shall be subject to the following procedure. -----

6.2 Once the final terms and conditions of an

Assignment has been duly negotiated by the

assignor, the last shall release the final

commercial terms and conditions which are relevant

to the acquisition of the share (and, if

applicable, the determination of the value in cash

for the acquisition of the share) by notification

to the other Contractors. -------------------------

6.3 Each Contractor shall be entitled to acquire

shares from the assignor Contractor pursuant to

the final commercial terms and conditions

described in the notification referred to in

paragraph 6.2 if, within thirty (30) days of

notification of the assignor, such Party submit to

all other Contractors a counter notification that

it accepts these terms and conditions without

reservations or conditions. -----------------------

6.4 If any Contractor submit such counter

notification, the Assignment between the assignor

and assignee described in the notification

referred to in paragraph 6.2 may be completed,

subject to the other provisions of Clause Thirty

of this Contract, under terms and conditions no

more favorable to the assignee than those provided

for in the notification of paragraph 6.2 for the

Contractors, provided that the assignment is

completed within one hundred eighty (180) days

from the date of notification. --------------------

6.5 No Contractor shall have the right or be

required to acquire any assets other than the

rights and obligations of the Assignor concerning

this Contract and the shares of the Assignor in the

Consortium, regardless of other transactions

included in the Assignment. -----------------------

SECTION 7 - Principles for Production Availability

7.1 The Oil Production Availability Contract shall

cover at least: -----------------------------------

a) The right and obligation of each Co-Venturer to

remove and transfer its portion of Oil produced in

the Field. ----------------------------------------

b) The liability of each Co-Venturer for all

payments and costs related to the charter and / or

use of a qualified vessel for oil survey to be

performed by this Co-Venturer. --------------------

c) Sharing Locations ------------------------------

d) The allocation of each type of Oil among the

Co-Venturers in accordance with the Contract,

considering the volumes corresponding to the Cost

Oil, Excess in Oil and Royalties paid. ------------

e) The obligation of the Operator to: -------------

i. plan and coordinate the Oil survey through UEP;

ii. periodically notify the estimates of

Production volume, and ----------------------------

iii. send to the other Co-Venturers a monthly

Production and inventory report, reporting the

total volume, the applicable portion of each Co-

Venturer and the volumes surveyed by each Co-

Venturer, including subsurvey and excess in survey

situations. ---------------------------------------

f) The surveys discipline, which shall consider: --

i. that , at least 60 days from the date of the

First Oil Extraction or from the beginning of the

Production under Long-Term Tests, the Operator

shall initiate the process for determining

ownership. ----------------------------------------

ii. at the beginning of each month, the Operator

shall inform the other Co-Venturers the estimate of

Production for the five months following, along

with supporting data including daily Production as

well as survey and inventory adjustments performed

during the preceding month. -----------------------

iii. the submission in M- 2 month, by the Operator

to the Co-Venturers, of the provisional surveys

schedule for M month, detailing size, sequence and

term for submission of the vessels for each load to

be surveyed. -----------------------------------

iv. that each Co-Venturer shall be entitled to a

period of three days, from receipt of the

provisional schedule, to propose amendments to the

surveys in M Month. -------------------------------

v. that the Operator, when preparing the final

surveys schedules, shall consider the relevant

technical and operational issues (UEP production

rate, UEP storage capacity, property of each Co-

Venturer, subsurvey and excess in survey of each

Co-Venturer, etc.) in order to avoid potential

shutdown or reductions in Production, as well as

the amendment requests made by the Co-Venturers to

the provisional survey schedule. ------------------

vi. that the Operator shall notify the other Co-

Venturers on the final surveys schedule for the M

month within three days from the receipt of the

proposal for amendment to the provisional surveys

schedule. The final surveys schedule shall detail

size, sequence and term for submission of the

vessels for each load to be surveyed in M Month. --

vii. that in case of insufficient Oil volume to

meet the total of nominations made by each of the

Co-Venturers, or in case of conflict concerning the

terms for vessel submission, or in case of need for

survey to avoid shutdown or reduction of

Production, the Operator, considering the relevant

technical and operationl issues, shall adopt the

following priority rule, respecting the order

below: --------------------------------------------

A. the Co-Venturer who has nominated a volume

considering only its own right to surveying,

without considering any excess in survey at the

first day of the term for vessel submission; ------

B. the Co-Venturer that has the major right to

surveying on the first day of the term for vessel

submission. ---------------------------------------

g. Methods for dealing with cases of subsurvey and

Production excess in survey. ----------------------

i. Co-Venturers shall have the right to excess in

survey, provided that such excess in survey does

not affect the nomination of another Co-Venturer

who does not require an excess in survey and has

nominated a volume for surveying according to its

rights. -------------------------------------------

h. Methods for prior confirmation, by the Managing

Company and each Contractor, of the acceptance of

their respective volumes of Production available

for surveying. ------------------------------------

i. Logistic criteria for the transfer of

Production, including criteria for acceptance of

tankers and methods for dealing with the risks

related to delays and demurrage. ------------------

j. Criteria for distribution of all types and

grades of Oil to ensure that each and Managing

Company and each Contractor receive the volumes of

each type and grade of Oil in accordance with their

respective portions and shares, as described in

this Contract. ---------------------------------

k. Criteria for periodic adjustments if the

distribution of Production in the terms provided

for in item f) of this paragraph is impossible or

impractical due to the availability of facilities

or requirements of minimum volumes. ---------------

l. The authority to which the Operator is entitled

to, if the Co-Venturer fails to nominate the

vessel that shall perform the removal, fails to

notify the Operator concerning the availability of

its vessel for removal or refuse to withdraw, take

all reasonable actions to avoid shutdown or

reduction of production. --------------------------

m. The surveying criteria of the Operator for the

Production volumes of the Co-Venturer who fails to

do the relevant surveying of its respective

portion, in which case the Operator shall sell the

volumes surveyed and submit the revenue from the

sale to the Co-Venturer who has failed to perform

the survey after deducting all expenses incurred by

the Operator with the activities of surveying and

selling of the relevant portion. --------------

Principles for Natural Gas Production Availability

7.2 The Natural Gas Production Availability

Contract, if necessary, shall cover at least: -----

a The right and obligation of each Co-Venturer and

the Managing Company to remove and transfer its

portion of natural gas produced in the Field. -----

b. The liability of the Contractors and the

Managing Company for all payments and costs

concerning the transfer of Natural Gas to the

Sharing Locations. --------------------------------

c. Sharing Locations ------------------------------

d. The periodic notification by the Operator

concerning the Production volumes available in

past and future periods, including the properties

of Natural Gas and the definition of the

appropriable shares for the Managing Company and

the Contractors, to be sent to the Managing

Company and each of the Contractors as soon as

possible to allow the planning of surveying

activities by the Operator and other Parties

involved. -----------------------------------------

e. The surveying criteria of the Operator for the

Production volumes of the Co-Venturer who fails to

do the relevant surveying of its respective

portion, in which case the Operator shall sell the

volumes surveyed and submit the revenue from the

sale to the Co-Venturer who has failed to deduct

all expenses incurred by the Operator with the

activities of surveying and selling of the

relevant portion. ---------------------------------

f Criteria for periodic adjustments which consider

changes in reserves and adjustments to Production

in line with Development Plans, as well as methods

for balancing the surveys so that: ----------------

i. The failure of a Co-Venturer in surveying its

portion does not affect current or future surveys

of other Co-Venturers. ----------------------------

ii. The right to surveys of additional volumes by

the Co-Venturer who has opted not to receive the

full amount of its portion in previous surveys is

limited by availability of Production after

considering any supplying commitments assumed by

the other Parties. --------------------------------

iii. The commitment of the Co-Venturer who has

received more than its portion of Production to

reimburse the remaining Co-Venturers for the

Production not received, with particular frequency

and market value. ---------------------------------

Production Availability Contract ------------------

7.3 Subject to paragraph 9.3 of the Contract, the

availability of oil , natural gas or other fluid

hydrocarbon volume produced shall be performed in

accordance with the terms of the Production

Availability Contract to be executed between the

Contractors and the Managing Company prior to the

commencement of any production. -------------------

7.3.1 The Oil Production Availability Contract and

the Natural Gas Production Availability Contract

shall cover at least, the principles enumerated in

the preceding paragraphs of this section. ---------

7.4 The Oil and Natural Gas Production

Availability Contract shall be subject to formal

approval by the Operating Committee. --------------

7.5 If the Oil or Natural Gas Production initiates

before the Production Availability Contract is

completed, approved by the Operating Committe and

signed, the Managing Company and the Contractor

shall observe the aforementioned principles until

the contract is finally signed, without prejudice

the sharing of Cost Oil, Excess in Oil and volume

corresponding to the Royalties paid among the Co-

Venturers. ----------------------------------------

7.5.1 The Managing Company and each of the

Contractors shall negotiate in good faith,

complete and sign, within six (6) months before

the date of commencement of Production, the terms

of a Production Availability Contract for the Oil

and Natural Gas produced. -------------------------